SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

       Filed by the registrant [X]

       Filed by a party other than the registrant [ ]

       Check the appropriate box:

       [X]    Preliminary proxy statement      [ ]  Confidential,  for  Use  of
                                                    the  Commission Only
       [ ]    Definitive proxy statement            (as  permitted by Rule
                                                    14a-6(e)(2))
       [ ]    Definitive additional materials
       [ ]    Soliciting  material pursuant to
              Rule 14a-11(c) or Rule 14a-12

                           GREG MANNING AUCTIONS, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

       [ ]    No Fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

       (2)    Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4)    Proposed maximum aggregate value of transaction:

       (5)    Total fee paid:

       [ ]    Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:

       (2)    Form, schedule or registration statement no.:

       (3)    Filing party:

       (4)    Date filed:

                           GREG MANNING AUCTIONS, INC.
                               775 PASSAIC AVENUE
                         WEST CALDWELL, NEW JERSEY 07006


                                   January ___, 2000


To the shareholders of Greg Manning Auctions, Inc.:

         You are cordially invited to attend a special meeting of shareholders of Greg Manning Auctions, Inc. ("GMAI") to be held on _______________, February __, 2000, at 10:00 a.m., local time, at GMAI's corporate headquarters at 775 Passaic Avenue, West Caldwell, New Jersey 07006. Following this letter are a notice of the special meeting and a proxy statement describing the business to be conducted at the special meeting.

         Only GMAI shareholders of record at the close of business on December 27, 1999, will be entitled to vote at the special meeting and at any adjournments or postponements of that meeting. For the ten days prior to the special meeting, a complete list of shareholders entitled to vote at the special meeting will be open to examination at GMAI's corporate headquarters, during ordinary business hours, by any shareholder for any relevant purpose.

         We hope you will attend the special meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying postage-paid reply envelope to assure that your shares are represented at the special meeting. If you have any questions or require additional information about the special meeting or the transactions giving rise to the special meeting, please call Martha Husick, Corporate Secretary, at (973) 882-0004.

                                   Sincerely,


                                  /s/ Greg Manning
                                  -------------------
                                  GREG MANNING
                                  Chairman of the Board, Chief Executive Officer and President

                           GREG MANNING AUCTIONS, INC.
                               775 PASSAIC AVENUE
                         WEST CALDWELL, NEW JERSEY 07006
                                 (973) 882-0004


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY ___, 2000

         We hereby give you notice that a special meeting of shareholders of Greg Manning Auctions, Inc. ("GMAI") will be held on ____________, February ___, 2000, at 10:00 a.m., local time, at GMAI's corporate headquarters at 775 Passaic Avenue, West Caldwell, New Jersey 07006, to consider the following proposals:

1. To approve the issuance of up to 1,754,385 shares of GMAI common stock to shareholders of Spectrum Numismatics International, Inc. ("Spectrum") in connection with the merger of Spectrum Acquisition, Inc., a wholly-owned subsidiary of GMAI ("Sub"), into Spectrum pursuant to a Merger Agreement dated December 8, 1999 between GMAI, Sub, Spectrum and the shareholders of Spectrum.

2. To approve an amendment to GMAI's restated certificate of incorporation to increase the number of authorized shares of GMAI common stock from 20 million to 40 million.

3.       To approve the  following  amendments  to GMAI's  1997 Stock  Incentive
         Plan:

         o an amendment to increase the total number of shares that GMAI may issue under the 1997 Stock Incentive Plan in any given year by 600,000, from 1,150,000 to 1,750,000;

         o an amendment to increase the total number of shares that GMAI may issue under the 1997 Stock Incentive Plan in any given year to an individual employee of GMAI from 100,000 to 200,000; and

         o an amendment to change the definition of the term "change of control."

4. To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

         Only shareholders of record at the close of business on December 27, 1999, are entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting.

         The board of directors of GMAI unanimously recommends that shareholders vote "FOR" each of the above proposals.

         Whether or not you plan to attend the special meeting in person, please complete, sign, date and return the enclosed proxy in the accompanying postage-paid reply envelope. Shareholders attending the special meeting may vote in person even if they have returned a proxy. By promptly returning your proxy, you will greatly assist us in preparing for the special meeting.

                                            By order of the board of directors,

                                            /s/ Greg Manning
                                            ----------------------------------
                                            Greg Manning
                                            Chairman of the Board, Chief
                                            Executive Officer and President

West Caldwell, New Jersey
January __, 2000

                           GREG MANNING AUCTIONS, INC.
                               775 PASSAIC AVENUE
                         WEST CALDWELL, NEW JERSEY 07006


                                 PROXY STATEMENT
                                     FOR THE
                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY ___, 2000


                               GENERAL INFORMATION

SPECIAL MEETING

         Commencing on or about January ___, 2000, Greg Manning Auctions, Inc., a New York corporation ("GMAI"), is furnishing this proxy statement and the enclosed proxy to its shareholders in connection with a special meeting of shareholders of GMAI to be held on February ___, 2000 for the purposes set forth in the accompanying notice of special meeting of shareholders.

RECORD DATE

         Only shareholders of record as of the close of business on December 27, 1999 (the "Record Date"), will be entitled to vote at the special meeting and any adjournment thereof. As of the Record Date, there were __________ shares of GMAI common stock issued and outstanding. Each shareholder of record as of the Record Date is entitled to one vote at the special meeting for each share of GMAI common stock held.

Solicitation of Proxies

         GMAI will bear the cost of soliciting proxies. In addition, GMAI will solicit shareholders by mail with the assistance of its regular employees and will ask banks and brokers, and other custodians, nominees and fiduciaries, to solicit those of their customers who have stock of GMAI registered in the names of those persons, and GMAI will reimburse them for their reasonable out-of-pocket costs. GMAI may use the services of its officers, directors and others to solicit proxies, personally or by e-mail, facsimile, telephone or other forms of communication, without additional compensation. GMAI has retained ADP Proxy Servers to act as information agent in connection with the solicitation of proxies. GMAI expects to pay ADP Proxy Servers approximately $7,000, plus reasonable out-of-pocket costs and expenses, for its services in connection with the special meeting.

Proxies; Voting and Revocation

         Shares of GMAI common stock that are represented by a properly executed proxy received prior to the vote at the special meeting and not revoked will be voted at the special meeting as directed in the proxy. If a proxy is submitted and no directions are given, the proxy will be voted for in favor of the proposals.

         Only shares affirmatively voted in favor of any proposal (including properly executed proxies not containing voting instructions) will be counted as vote in favor of that proposal. Failure to submit a proxy (or to vote in person) or abstention from voting will have the same effect as a vote against the proposal. Under New York law, shares represented by proxies that reflect abstentions or "broker non-votes" (that is, shares held by a broker or nominee that are represented at the special meeting, but with respect to which that broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the transaction of all business. Because shares with respect to which shareholders abstain are deemed to be present and entitled to vote, abstentions as to any proposal will have the same effect as a vote against the proposal. Broker non-votes, however, will be treated as not voted for purposes of determining approval of any proposal and will not be counted as votes for or against any proposal.

         Proxy holders may, in their discretion, vote shares to adjourn the special meeting to permit further solicitation of proxies in favor of any one or more proposals. Shares of common stock with respect to which a proxy is signed and returned indicating a vote against any proposal may not be voted in favor of adjournment.

         Votes will be tabulated at the special meeting by inspectors of election.

         A shareholder of record may revoke a proxy at any time prior to its being voted by filing an instrument of revocation with Martha Husick, the Corporate Secretary of GMAI, by filing a further duly executed proxy bearing a later date, or by appearing at the special meeting in person, notifying the Secretary, and voting by ballot at the special meeting. Any shareholder of record attending the special meeting may vote in person whether or not he or she has previously submitted a proxy, but the mere presence of a shareholder at the special meeting will not, absent notification of the Corporate Secretary of GMAI, constitute revocation of a previously submitted proxy.

Quorum

         GMAI's by-laws provide that a majority of all of the shares of GMAI common stock entitled to vote, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the special meeting.

         Any action which may be taken at the special meeting may be taken without a meeting and without a vote if one or more written consents in writing, setting forth the action so taken, is executed by the holders of outstanding shares of GMAI common stock having not less than the minimum number of votes that would be necessary to authorize that action at a meeting at which all shares entitled to vote were present and voted.

Required Votes; Principal Shareholders

         The affirmative vote of a majority of the shares represented at the special meeting and entitled to vote is required to approve each proposal.

         As of the Record Date, __________ shares of GMAI common stock were issued, outstanding and entitled to vote. Of those shares, approximately __% were held by directors and executive officers of GMAI, its subsidiaries and their respective affiliates. Mr. Greg Manning, the Chairman of the Board, Chief Executive Officer and President of GMAI, who owned as of the Record Date ____% of the outstanding GMAI common stock, has agreed to vote in favor of proposal No. 1, and has indicated that he intends to vote in favor of proposal No.2 and proposal No. 3.

ATTENDANCE OF ACCOUNTANTS

         Representatives of Amber, Politziner & Mattia P.A. will be present at the special meeting of shareholders. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         The matters to be considered at the special meeting are of great importance to the shareholders of the GMAI. Accordingly, GMAI shareholders are urged to read this proxy statement and carefully consider the information presented in this proxy statement, and to complete, date, sign and promptly return the enclosed proxy in the enclosed postage-paid reply envelope.

                                 PROPOSAL NO. 1

      ISSUANCE OF UP TO 1,754,385 SHARES OF GMAI COMMON STOCK IN CONNECTION
        WITH THE ACQUISITION OF SPECTRUM NUMISMATICS INTERNATIONAL, INC.

INTRODUCTION

         On December 8, 1999, GMAI entered into a Merger Agreement between GMAI, Spectrum Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of GMAI ("Sub"), Spectrum Numismatics International, Inc. ("Spectrum"), Warren Trepp, as trustee of the Rabard Trust dated August 25, 1989 (the "Rabard
Trust"), Gregory N. Roberts and Sharon Roberts (the "Roberts"), and Elaine Dinges (the Rabard Trust, the Roberts and Ms. Dinges, each a "Spectrum Shareholder" and collectively the "Spectrum Shareholders"). The Merger Agreement provides for the merger of Sub with and into Spectrum, with Spectrum continuing as a wholly-owned subsidiary of GMAI (that merger, the "Merger"). The Merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware and articles of merger with the Secretary of State of the State of California (the "Effective Time").

         The Spectrum Shareholders own all the issued and outstanding capital stock of Spectrum. If the Merger is effected, the Spectrum Shareholders will exchange all of their issued and outstanding shares of Spectrum common stock for shares of GMAI common stock. Of the GMAI common stock to be issued to the Spectrum Shareholders, the Rabard Trust, the Roberts and Ms. Dinges will receive 51.685%, 39.003% and 9.312% respectively. The aggregate value of the GMAI common stock to be issued in the Merger to the Spectrum Shareholders is $25,000,000, minus any expenses over $200,000 incurred by Spectrum in connection with the Merger. Pursuant to the terms of the Merger Agreement, GMAI common stock that will be issued to the Spectrum Shareholders will be valued at $14.25 per share. The parties negotiated the price taking into account the then-current market price of GMAI common stock. Once the shares are exchanged, the Spectrum Shareholders will own up to ___% of the total issued and outstanding shares of GMAI common stock.

SHAREHOLDER APPROVAL REQUIRED

         Under National Association of Securities Dealers, Inc. Rule 4310(c)(25)(H)(i)(c), companies that are listed on the Nasdaq National Market must obtain shareholder approval prior to issuing a number of shares in excess of 20% of the then-outstanding shares. Issuance of shares of GMAI common stock to the Spectrum Shareholders in the Merger represents such an issuance, and so must approved by a majority of GMAI's shareholders.

THE COMPANIES

Greg Manning Auctions, Inc.
775 Passaic Avenue
West Caldwell, New Jersey 07006
Telephone (973) 882-0004

         GMAI was founded by Greg Manning, its Chairman, Chief Executive Officer and President, who has conducted public auctions of stamps since 1966. Based in West Caldwell, New Jersey, with offices in Kingston, New York, GMAI has approximately 75 full-time employees.

         GMAI believes, based on its knowledge of the market, that it is one of the largest auction houses of stamps in the world (although there is no publicly available data with respect to stamp auction sales). In addition to stamps, stamp collections and stocks, however, GMAI's expanded product line includes items such as sports trading cards and memorabilia, movie posters, fine art, rare coins, diamonds, comic books, Hollywood and rock 'n' roll memorabilia, manuscripts and autographs.

         Furthermore, GMAI has refocused its business towards the electronic commerce industry. In October 1998, GMAI acquired Teletrade, Inc., which pioneered interactive telephone auctioning and is a leading Internet auctioneer of coins, diamonds, and sports cards. Teletrade's website is WWW.TELETRADE.COM. GMAI is also seeking to leverage its position as a preeminent traditional global stamp auction house to become a high-end, full-service, state-of-the-art, fine collectibles auction company with the most comprehensive services available in the industry. It is the first publicly owned auction company to operate real-time auctions simultaneously over the Internet and via telephone while providing confidential transmission of bidder and seller information over the Internet. GMAI will soon inaugurate Internet bidding for live auctions as well. Its website is WWW.GREGMANNING.COM.

         GMAI believes that there are two major trends in the collectibles marketplace that will have a positive influence on GMAI's business: first, the number of collectors and the interest in collecting is growing, both in the U.S. and globally; and second, the Internet is playing a key role in driving this heightened interest in collecting. GMAI believes it is now well positioned to become a premier collectibles destination site on the Internet.

         GMAI conducts its operations directly and through its subsidiaries:

o GMAI itself, which conducts the world's largest auctions of intact stamp collections, stocks and accumulations;

o Ivy & Mader Philatelic Auctions, Inc., which conducts auctions and produces a deluxe catalog selling high-end individual stamps, sets and covers;

o Greg Manning Galleries, Inc., which conducts mail, fax and telephone auctions of many of the more popular priced stamps and covers;

o CEE JAY Auctions, which holds public auctions and generally sells lower-priced individual stamps, covers and large lots; and

o Teletrade, Inc., which conducts live auctions on the Internet and via telephone of rare coins, diamonds and sports cards.

         In addition to conducting its operations in the U.S., GMAI's goal is to become a leading destination site on the Internet for collectors throughout the world. In furtherance of this goal, GMAI has recognized the growth opportunities that exist in Asia and Europe, where the Internet has not had the same penetration as it has to date in the U.S. Accordingly, in 1999, GMAI established one of the first online collectibles auction house in China, GMAI-ASIA.com, and conducted, GMAI believes ,the first ever online Internet stamp auction in that country. In addition, in 1999 GMAI, in a joint venture with Afinsa Bienes Tangibles, S.A., formed GMAI-Europe.com to conduct Internet auction and retail sales in Europe from a newly established office in Madrid, Spain.

         GMAI is also establishing strategic alliances with companies that, it believes, will help it to reach the broadest possible universe of collectors. During 1999, GMAI signed a joint marketing agreement with AT&T Labs to promote GMAI's high-end auction services and AT&T Labs' DjVu technology on AT&T Worldnet Services Internet home page. GMAI also signed a definitive agreement with Butterfield & Butterfield, a wholly-owned subsidiary of eBay Inc., as a result of which GMAI is a significant participant in eBay's "Great Collections" website, which features premier offerings of collectibles and fine art from around the world.

         GMAI seeks to provide the highest quality service and personal attention to its clients. GMAI's longevity in its core auction business selling rare stamps, stamp collections and stocks has enabled it to develop an international network of clients, both dealers and collectors, buyers and sellers, who use GMAI's services on a consistent basis. GMAI believes that its extensive auction and marketing experience in the rare stamp markets can be applied in other areas of the collectibles business. GMAI acted on that belief in acquiring Teletrade, and GMAI may make further such acquisitions in the future.

SPECTRUM NUMISMATICS INTERNATIONAL, INC.
P.O. Box 18523
Irvine, California 92623
Telephone (949) 955-1250

         Spectrum, a wholesaler of rare coins, was founded in 1991 by Warren Trepp.

         Mr. Trepp is a prominent Wall Street figure and coin collector. At age 21, he was made the youngest limited partner at Bear Stearns & Co., Inc.. Among the positions he has occupied subsequently, he was Executive Vice President at Dean Whitter Reynolds Inc. in charge of fixed income trading, and was head trader for Michael Milken's high-yield bond and equity department at Drexel Burnham Lambert Group Inc., where he was responsible for investing and trading over $4 billion of Drexel's capital. Since 1991, Mr. Trepp has been investing privately in a range of companies, including collectibles to high technology.

         Gregory N. Roberts, Spectrum's President, has been involved in the business of buying and selling rare coins since 1979. For more information on Mr. Roberts, see "Management After the Merger--Management of GMAI."

         Based in Santa Ana, California, Spectrum has seven full-time employees.The majority of Spectrum's revenue comes from wholesale trading of coins and supplying coin retailers and auction houses. Spectrum does, however, sell to a few large private customers. Spectrum has developed a broad network of clients who repeatedly use Spectrum's services. Spectrum's many strategic alliances and connections throughout the coin industry on both the purchasing and distribution side have benefited from the high quality of service and personal attention Spectrum provides to its clients.

         Spectrum currently buys and sells, in the aggregate, over $8,000,000 worth of coins monthly. Based on its knowledge of the market, Spectrum believes it is one of the largest wholesalers of rare coins in the United States (although there is no publicly available data with respect to sales). With over 120 years of combined experience in the coin industry, Spectrum's staff has the expertise and avenues to handle any size deal or coin. Spectrum's offerings range in price from $50 to $2 million. Some of Spectrum's recent achievements include the following:

o In 1997, Spectrum acquired the Wells Fargo hoard, a huge cache of 1908 gold pieces with an estimated retail value of $30 million.

o In 1997, Spectrum paid $1,815,000 for the 1804 Eliasberg silver dollar, then the highest price ever paid for a single coin. Spectrum quickly resold the coin for a profit.

o In 1993 Spectrum acquired the King of Siam proof set for $1,815,000, and placed the set with a private collector for a profit. This storied proof set included a Class I specimen of the famed 1804 silver dollar, an 1804 gold eagle, several other 1834 special proof strikings of the coins that were in circulation in 1834.

         There are currently two major trends occurring in the coin industry that have a positive influence on Spectrum's business. First, the number of collectors with discretionary income is growing. Those who collected coins in the 1960s and 1970s when young are now in a financial position to purchase the coins they once coveted but were unable to afford. As a result, the coin industry has witnessed an influx of large sums of money, and this has helped Spectrum to grow. Second, with the increasing popularity of the Internet, the average coin collector now has access to information that used to be available only through direct mail. As a result, Spectrum has access to millions of potential new consumers, and Spectrum believes this customer pool is likely to increase. Through Spectrum's relationship with GMAI, Spectrum believes it will position itself to become the premier wholesaler of rare coins in the country.

         To assist you in assessing Spectrum's business, attached as Annex A are Spectrum's audited financial statements for December 31, 1998, Spectrum's audited interim financial statements as of September 30, 1999, the unaudited pro forma condensed combining statements of operations of GMAI and Spectrum for the year ended June 30, 1999, and the three months ended September 30, 1999, and the unaudited pro forma condensed combining balance sheet of GMAI and Spectrum as of September 30, 1999.

BACKGROUND OF THE MERGER

         In mid-1999, Gregory N. Roberts, President of Spectrum, and Greg Manning, the Chairman of the Board, Chief Executive Officer and President of GMAI, discussed the possibility of combining the operations of Spectrum and GMAI., and whether the companies were strategically compatible.

         In early August 1999, Greg Manning and Richard Cohen of GMAI met at GMAI's offices with the three Spectrum Shareholders, Gregory Roberts, Elaine Dinges, who is also the Chief Financial Officer of Spectrum, and Warren Trepp. At this meeting, the parties discussed Spectrum's business and operations, the potential synergies between the companies, and the basic terms of a merger, and reviewed Spectrum's financial statements.

         Over the course of the next couple of weeks, GMAI personnel, together with GMAI's public accounting firm Amper, Politziner & Mattia P.A., conducted additional due diligence of Spectrum, including two visits to Spectrum's offices as well as visits to Spectrum's accounting firm and attorneys. Final negotiations were held in New York City on December 7 and 8, 1999.

         At a meeting held on December 7, 1999, after a presentation by GMAI's legal counsel, the board of directors of GMAI reviewed at length the proposed terms of the Merger. After further deliberations the next day, the board of directors of GMAI authorized GMAI to enter into the Merger Agreement as negotiated by the parties, subject to approval by GMAI's shareholders and receipt by GMAI of a letter from an independent financial consultant attesting as to the fairness to GMAI and its shareholders of the consideration agreed to. The board also approved accounting for the Merger as a pooling of interests. On December 8, 1999, the parties signed the Merger Agreement. GMAI has since engaged an independent financial consultant to provide the fairness opinion.

REASONS FOR THE MERGER

         In authorizing GMAI to enter into the Merger Agreement the members of the board considered various factors, including, but not limited to, the following, all of which they believe support their decision:

o Spectrum's business, its current financial condition and results of operations, and its prospects;

o GMAI's plan to further develop its Internet auction and retail sales, which would require that GMAI acquire inventory to sell on the Internet;

o the compatibility of GMAI's and Spectrum's operations and management cultures, specifically the way Spectrum's strong emphasis on employee and customer relations would complement GMAI's pursuit of the same goals, and the likelihood that Spectrum's dynamic management culture would integrate well with a similar culture at GMAI;

o the terms of the Merger Agreement, which the board considered to be fair and standard for transactions of this nature, and its legal and tax implications; and

o that the consideration being issued by GMAI consists entirely of GMAI common stock and, the board believes, represents fair consideration for the business to be acquired.

         In view of the wide variety of factors considered, the board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered or determine that any factor was of particular importance in reaching its determination that the potential benefits of the Merger and the share issuance outweighed the potential risks and is fair to, and in the best interests of, GMAI shareholders. Individual directors may have given differing weights to the different factors.

THE MERGER AGREEMENT

         The following is a summary of all material provisions of the Merger Agreement. The Merger Agreement is attached as Annex B, and you should read it if you wish to have a complete understanding of its terms.

Merger Consideration

         At the Effective Time, by virtue of the Merger, all issued and outstanding shares of Spectrum common stock will be converted into the right to receive a number of shares of GMAI common stock equal to (1) $25 million (the value ascribed to Spectrum) minus any expenses in excess of $200,000 incurred by Spectrum in connection with the Merger, divided by (2) $14.25 (the value ascribed to one share of GMAI common stock). The Spectrum Shareholders will be issued up to 1,754,385 shares in the Merger; the total expenses incurred by Spectrum in the Merger have not yet been determined, the exact number of shares issued in the Merger will not be known until the closing. The number of shares of GMAI common stock issued in the Merger will not be affected by any increase or decrease in the market value of GMAI common stock prior to the closing.

         Each Spectrum Shareholder will receive a percentage of the shares issued equal to the percentage he or she holds of the total issued and outstanding shares of Spectrum common stock. The Merger Agreement provides, however, that no fractional shares of GMAI common stock will be issued, and so each Spectrum Shareholder will receive a cash payment equal to the value of any fraction of a share of GMAI common stock he or she would otherwise have received in exchange for his or her shares of Spectrum common stock.

Exchange of Shares

         Each Spectrum Shareholder is required to surrender at the Closing each certificate representing his or her shares of Spectrum common stock for shares of GMAI common stock, and each holder of Spectrum common stock surrendering his or her certificates will promptly thereafter receive a certificate representing the number of whole shares of GMAI common stock to which the holder is entitled and a check for cash payable in lieu of any fractional shares of GMAI common stock.

         After the closing date, each certificate representing shares of Spectrum common stock, until so exchanged, will be deemed, for all purposes, to evidence the right to receive the number of shares of GMAI common stock into which those shares of Spectrum common stock are to be converted and the right to receive a cash payment in lieu of any fractional share of GMAI common stock.

Representations

         The Merger Agreement contains various customary representations made by GMAI, Sub, Spectrum and the Spectrum Shareholders.

         Each Spectrum Shareholder made the following representations:

o that the Spectrum Shareholder has full legal capacity and authority to execute and deliver the Merger Agreement and other Transaction Document (as defined in the Merger Agreement);

o that the Merger Agreement constitutes the valid and binding obligation on that Spectrum Shareholder;

o that the Spectrum Shareholder does not need to obtain the consent of any person to execute and deliver the Merger Agreement;

o that execution and delivery of the Merger Agreement by the Spectrum Shareholder will not result in any violations;

o that the Spectrum Shareholder owns its shares of Spectrum common stock free and clear of any liens;

o    that there are no proceedings pending against the Spectrum Shareholder;

o that the Spectrum Shareholder fully understands the terms under which shares of GMAI common stock are to be issued and that GMAI has made itself available to provide any information to verify the accuracy of the information contained in the Merger Agreement;

o that the Spectrum Shareholder has not made any representations under the Merger Agreement that are misleading; and

o that during the past five years, no petition has been filed against the Spectrum Shareholder under any law pertaining to insolvency or bankruptcy.

          Each of GMAI, Sub and Spectrum made the following representations:

o that it is duly organized, validly existing and in good standing in its state of incorporation;

o that it has the full power and authority to execute and deliver the Merger Agreement, the other Transaction Documents and perform its obligations thereunder;

o that it has taken all necessary actions to permit the Merger to be accounted for as a pooling of interests;

o that it is not required to obtain consents in connection with its execution and delivery of the Merger Agreement and the other Transaction Documents, and that execution and delivery will not result in any violations; and

o    that its capitalization is as stated.

          Spectrum  made  additional   representations   as  to  other  matters,
including the following:

o    that its ownership interests are as stated;

o that its financial statements present fairly, in all material respects, its financial position;

o that it has valid title to all its properties and that those properties and other assets are in good operating condition;

o that 98% of its account receivables are, or will be as of the closing, current and collectible;

o that all of its inventory of coins is salable in the ordinary course of business;

o that it has maintained a valid election as an "S" corporation and has filed accurate returns on a timely basis;

o    that it is in compliance with all applicable laws and permits;

o that it is not the subject of any proceedings against it or any of its properties or assets;

o that except as disclosed, certain events have not occurred since the date of the Interim Balance Sheet (as defined in the Merger Agreement); and

o    that it has listed the principal contracts to which it is party.

         GMAI made additional representations as to other matters, including the following:

o that GMAI has complied with the filing requirements with the Securities and Exchange Commission and that those filings do not contain any untrue statement of a material fact; and

o that since January 1, 1999, there have been no material adverse changes in GMAI's business other than general changes in GMAI's industry.

Obligations

         The Merger Agreement provides for certain obligations of the parties. GMAI has the following obligations:

o GMAI shall use its best efforts to have two nominees of the Spectrum Shareholders reasonably acceptable to GMAI appointed to the board of directors of GMAI, either by appointing those nominees to any vacancies on the board of directors then existing or occurring thereafter, or by including those nominees in the slate of candidates proposed by the board of directors of GMAI at the next meeting after the Effective Time at which directors of GMAI are elected;

o until such time as the Spectrum Shareholders own fewer than 800,000 shares of GMAI common stock (as adjusted to reflect fully the effect of any stock split, reverse split, stock dividend, reorganization, recapitalization, split-up, combination or exchange of shares), the Spectrum Shareholders will be entitled to nominate two members of the board of directors of GMAI;

o GMAI shall hold a special meeting of GMAI shareholders for purposes of voting on the Merger and the Merger Agreement, and shall prepare the related proxy statement;

o GMAI shall prepare and file a permit application with the California Department of Corporations for purposes of qualifying the shares issued in the Merger for an exemption from the registration requirements of the Securities Act pursuant to Section 3(a)(10) of the Securities Act;

o GMAI shall within 30 days following the initial 30-day period after the Effective Time file a Form 8-K or a press release of the combined financial statements of GMAI and Spectrum for that 30-day period satisfying the pooling requirements for combined financial statements;

o    GMAI  shall  cause   Spectrum  to  distribute  pro  rata  to  the  Spectrum
     Shareholders  an  amount  equal  to  the  tax  liability  of  the  Spectrum
     Shareholders attributable to their ownership interest in the Spectrum common stock arising out of Spectrum's operations from January 1, 2000 to the Effective Time; and

o GMAI shall prior to or at the closing cause to be removed all guarantees provided by Warren Trepp in connection with the credit facilities provided to Spectrum by Bank of America or shall cause to be made available to Spectrum one or more alternative credit facilities for purposes of paying off the balance of the Bank of America facility, and shall cause to be repaid amounts (as of the date of the Merger Agreement, a total of $2 million) owed by Spectrum to certain entities affiliated with Warren Trepp.

         The Spectrum Shareholders have the following obligations:

o no Spectrum Shareholder may transfer or encumber his or her shares of Spectrum common stock;

o at closing Gregory N. Roberts and Elaine Dinges shall each enter into an employment agreement with Spectrum in the form attached;

o each Spectrum Shareholder shall enter into a noncompetition agreement with GMAI and Spectrum; and

o each Spectrum Shareholder shall enter into an agreement in the form attached restricting his or her resale of shares of GMAI common stock received in the Merger.

         Spectrum has agreed to fulfill the following obligations:

o the business of Spectrum will be run in the ordinary course of business between the date the Merger Agreement was signed and the earlier of the closing date and termination of the Merger Agreement;

o    Spectrum may not seek an alternative acquisition transaction;

o Spectrum shall cooperate with GMAI in preparing and filing a permit application for purposes of qualifying the shares issued in the Merger for exemption from registration pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended;

o Spectrum shall use its best efforts to encourage certain employees of Spectrum to enter into employment agreements;

o between the date of the Merger Agreement and the earlier of the closing date and termination of the Merger Agreement, Spectrum shall provide GMAI with access to information; and

o that Spectrum will make certain adjustments to their financial statements prior to the Effective Time to comply with filing requirements under the Securities Exchange Act.

Conditions to the Merger

         The obligation of GMAI and Sub to consummate the Merger is subject to the satisfaction, or waiver by GMAI, of various conditions at or prior to the closing, including the following:

o that there are no proceedings pending or to GMAI's knowledge, threatened in writing against GMAI that interfere with any of the transactions contemplated by the Merger Agreement or any of the other the Transaction Documents;

o    that no court order preventing consummation of the Merger is in effect;

o that the representations of Spectrum and of the Spectrum Shareholders contained in the Merger Agreement were accurate as of the date of the Merger Agreement and are accurate as of the closing date, in all respects (in the case of any representation containing any materiality qualification) or in all material respects (in the case of any representation without any materiality qualification);

o that Spectrum and the Spectrum Shareholders have performed in all material respects those obligations that they are required to perform prior to the Effective Time;

o that GMAI has received from Spectrum an "Affiliate Letter" identifying all persons who are or who may be deemed, immediately prior to the Effective Time, "Affiliates" of Spectrum for purposes of the rules and regulations of the SEC relating to pooling-of-interests accounting treatment for merger transactions;

o that GMAI has received a written agreement substantially in the form attached to the Merger Agreement from each person identified in the Affiliate Letter;

o that GMAI has received all certificates representing issued and outstanding shares of Spectrum Common Stock;

o that the permit application seeking exemption from registration under the Securities Act of the shares issued in the Merger has been approved by the California Department of Corporations; and

o that GMAI has received a written opinion of an investment bank or valuation company that the consideration GMAI is to receive in connection with the Merger is fair to GMAI and its shareholders from a financial point of view.

         The obligation of Spectrum to consummate the Merger is subject to the satisfaction, or waiver by Spectrum, of the following conditions at or prior to the Effective Time:

o that here are no proceedings pending or, to Spectrum's knowledge, threatened in writing against Spectrum or any Stockholder that interfere with any of the transactions contemplated by the Merger Agreement or any of the other the Transaction Documents;

o that no order of any governmental body preventing consummation of the Merger is in effect;

o that Spectrum and the Spectrum Shareholders have obtained any consent required in connection with their execution and delivery of the Merger Agreement and performance of their obligations thereunder;

o that the representations of GMAI contained in the Merger Agreement were accurate as of the date of the Merger Agreement and are accurate as of the closing date, in all respects (in the case of any representation containing any materiality qualification) or in all material respects (in the case of any representation without any materiality qualification);

o that GMAI has performed in all material respects those obligations that it is required to perform prior to the Effective Time; and

o that the permit application seeking exemption from registration under the Securities Act of the shares issued in the Merger has been approved by the California Department of Corporations.

Termination of the Merger Agreement

         The Merger Agreement may be terminated at any time prior to the Effective Time:

o    by written agreement of the parties;

o by either GMAI or Spectrum, if the closing has not occurred by March 1, 2000, unless the party seeking termination has contributed materially to the failure of the Merger being consummated by that date;

o by either GMAI or Spectrum if a government body issues a nonappealable order that permanently restrains, enjoins or prohibits the Merger, unless the party seeking termination has contributed materially to the issuance of the order;

o by either GMAI or Spectrum if GMAI's shareholders do not approve the Merger Agreement at the special meeting;

o by GMAI, if Spectrum breaches any representation or obligation that is not curable prior to March 1, 2000, by GMAI or Spectrum; and

o by Spectrum, if any time the Market Value of GMAI Common Stock (as defined in the Merger Agreement) falls below $8.00.

         If the Merger Agreement is terminated, it will cease to have any effect and all obligations of the parties other than those relating to indemnification and certain other matters will terminate, except that if the Merger Agreement is terminated by a party because of a breach by another party or because one or more of the conditions to the terminating party's obligations under the Merger Agreement are not satisfied as a result of another party's failure to comply with its obligations under the Merger Agreement or the inaccuracy of any representation made in the Merger Agreement by another party, the terminating party's right to pursue all legal remedies survives the termination unimpaired.

         If the Merger Agreement is terminated due to failure by GMAI to receive approval of GMAI shareholders by March 1, 2000, GMAI shall reimburse Spectrum for all reasonable Offset Expenses (as defined in the Merge Agreement).

Indemnification

         Spectrum (prior to the Effective Time) and the Spectrum Shareholders (following the Effective Time) shall indemnify GMAI, without duplication, against the following Indemnifiable Losses (as defined in the Merger Agreement):

o those arising out of breach by Spectrum or any of the Spectrum Shareholders of any of their obligations under the Merger Agreement;

o those arising out of any inaccuracy in any representation by Spectrum in the Merger Agreement;

o those arising out of any inaccuracy in any representation by the Spectrum Shareholders in the Merger Agreement (with certain exceptions); and

o those arising out of the failure of the Spectrum Shareholders to pay any and all expenses in excess of $200,000 incurred by Spectrum in connection with the Merger as to which Spectrum fails to certify prior to the closing.

         GMAI shall indemnify Spectrum (prior to the Effective Time) and the Spectrum Shareholders (after the Effective Time), without duplication, against the following Indemnifiable Losses:

o those arising out of breach by GMAI of any of its obligations under the Merger Agreement; and

o those arising out of any inaccuracy in any representation by GMAI in the Merger Agreement.

         In order to be entitled to indemnification under the Merger Agreement in connection with a claim made by any person against any other person entitled to indemnification, the indemnified party must follow certain customary procedures relating to indemnification as provided in the Merger Agreement.

         GMAI's exclusive remedy with respect to any claims of GMAI under the Merger Agreement will be pursuant to the indemnification provisions of the Merger Agreement and the escrow agreement (see "Other Transaction Documents"). Other than with respect Indemnifiable Losses arising out of any inaccuracy in certain representations by the Spectrum Shareholders in the Merger Agreement and Indemnifiable Losses arising out of the failure of the Spectrum Shareholders to pay any and all expenses incurred by Spectrum in connection with the Merger in excess of those as to which Spectrum certifies prior to the closing, the Spectrum Shareholders will not be liable for any obligations under the Merger Agreement until the aggregate of any amounts for which GMAI is entitled to indemnification under the Merger Agreement exceeds $250,000, and will thereafter only be liable for that excess.

OTHER TRANSACTION DOCUMENTS

Signed Concurrently with the Merger Agreement

         Greg Manning, Chairman of the Board, Chief Executive Officer and President of GMAI, agreed in a voting agreement with Spectrum to vote in favor of the Merger Agreement. The shares owned by Mr. Manning represented as of the Record Date approximately ___% of the outstanding shares of GMAI common stock. In addition, Spectrum Shareholders agreed in separate voting agreements with GMAI to vote in favor of the Merger Agreement.

To Be Signed at Closing

         Under the terms of the  Merger  Agreement,  the  closing  of the Merger
Agreement  is  conditioned   on  the  concurrent   execution  of  the  following
agreements:

         Escrow Agreement. At the Closing, GMAI, the Spectrum Shareholders, a representative of the Spectrum Shareholders and an escrow agent will enter into an escrow agreement pursuant to which GMAI will deposit with the escrow agent 10% of the GMAI common stock to be issued to the Spectrum Shareholders in the Merger. In the event that Spectrum or any of the Spectrum Shareholders are in breach of their respective obligations under the Merger Agreement or any representation made in the Merger Agreement by any of them is inaccurate, and GMAI thereafter suffers an Indemnifiable Loss, GMAI will be entitled recover from the escrow account a number of shares of a value equal to that Indemnifiable Loss. For this purpose, the shares held in escrow will be valued at $14.25, the value used to determine the number of shares of GMAI common stock issued in the Merger. The escrow agreement provides for certain procedures under which the parties may dispute and resolve a claim.

         Employment Agreements. At the Closing, GMAI will enter into employment agreements with Gregory N. Roberts and Elaine Dinges, each of whom is a member of Spectrum's senior management. The employment agreements provide for each employee to work on a full time basis with GMAI for a period of five years from the closing date. Concurrently with the execution and deliver of the employment agreements, each of Mr. Roberts and Ms. Dinges will pursuant to a stock option agreement be issued options to purchase 150,000 and 100,000 shares of GMAI common stock respectively.

         Noncompetition Agreements. At the closing, each of Gregory N. Roberts, Elaine Dinges and Warren Trepp will enter into a noncompetition agreement with Spectrum and GMAI in which he or she agrees that until the sooner of (1) the fifth anniversary of the date of the agreement and (2) the date that none of GMAI and its affiliates is any longer engaged in the wholesale or retail purchase or sale of retail coins, he or she will not, in the U.S., Canada or Mexico, engage directly or indirectly in any manner in the wholesale or retail purchase or sale of rare coins. Mr. Trepp's noncompetition agreement contains exceptions to this restriction that are intended to allow Mr. Trepp to continue to purchase and sell rare coins in his capacity as a collector. Each noncompetition agreement also prohibits Mr. Roberts, Ms. Dinges and Mr. Trepp from soliciting Spectrum or GMAI employees, contacting Spectrum or GMAI customers with whom he or she had contact, and disclosing confidential information.

         Agreement Regarding Sale of Stock. At the closing, GMAI and the Spectrum Shareholders will enter into an agreement specifying certain rights and obligations of the Spectrum Shareholders in connection with the sale of shares of GMAI common stock acquired by each Spectrum Shareholders in the Merger. Absent the prior written consent of GMAI, which GMAI may withhold in its sole discretion, the Spectrum Shareholders may not do the following:

o sell any GMAI common stock at any time prior to the date GMAI publicly releases consolidated financial results that include at least 30 days of combined operations of GMAI and Spectrum;

o sell any GMAI common stock during the period commencing 15 days prior to and expiring 180 days after the effective date of any underwritten offering;

o prior to the one-year anniversary of the date of the agreement, sell any GMAI common stock in excess of 253,891 shares (for Warren Trepp), 191,593 shares (for Gregory N. Roberts), and 45,743 shares (for Elaine Dinges); and

o following the one-year anniversary of the date of the agreement, sell, in any three-month period, in excess of 81,608 shares (for Warren Trepp), 61,584 shares (for Gregory N. Roberts), and 14,704 shares (for Elaine Dinges) of GMAI common stock.

MANAGEMENT AFTER THE MERGER

Management of GMAI

         The Merger Agreement provides that GMAI shall use its best efforts to have two nominees of the Spectrum Shareholders reasonably acceptable to GMAI appointed to the board of directors of GMAI. The Spectrum Shareholders have named as their nominees Gregory N. Roberts and James M. Davin, and at the closing GMAI intends to appoint Mr. Roberts and Mr. Davin to fill two vacancies on the board of directors of GMAI.

Set forth below is certain information regarding Mr. Roberts and Mr. Davin:

         Gregory N. Roberts. Mr. Roberts has been buying and selling coins professionally for over 23 years. During the last five years, he has acted as President and coin trader of Spectrum. In this capacity, Mr. Roberts has personally supervised the sale of over $150,000,000 worth of rare coins and bullion for Spectrum. In particular, he has participated in the purchase and subsequent sale of many important classic rarities including the Eliasberg-Stickney 1804 Silver Dollar purchase in 1997 for over $1,800,000, and one of two known 1861 Pacquet $20 Liberty Gold Coins for nearly $1,000,000. Mr. Roberts has also been the major buyer on behalf of Spectrum at all major auctions. He expanded sales at Spectrum from approximately $26,000,000 in 1994 to over $50,000,000 in 1999. Mr. Roberts is also a lifetime member of the American Numismatic Association and a member of the Professional Numismatists Guild.

         James A. Davin. Mr. Davin has since 1993 been President of Davin Capital Corporation, a private investment company and David Capital, L.P., a private investment partnership. Mr. Davin is also a trustee and member of the Finance Committee of Blair Academy, an independent school in Blairstown, New Jersey and a member of the Graduate Advisory Board of the Georgetown University School of Business, from which he graduated in 1967. Mr. Davin's investment career started in 1969 at First Boston, from which he departed in 1988 as Managing Director to join Drexel Burnham Lambert Group, Inc. In 1990, Mr. Davin left Drexel Burnham Lambert Group, Inc. as Executive Vice President, Senior Trading Official, a position manadated by the Securities and Exchange Commission under the company's agreement with the U.S. Attorney's office, after which he joined Lehman Brothers. Mr. Davin departed Lehman Brothers in 1993 as Managing Director to serve as Vice Chairman of Craig Drill Capital, a private investment fund in New York. Mr. Davin has been an active member of the National Association of Securities Dealers, for which he was Chairman and Vice President of the Board of Governors in 1987 as well as a board member from 1985 until 1988.

Management of Spectrum

         Following the Merger,  the  following  persons will be the directors of
Spectrum:

         Name                         Position
         ----                         --------
         Gregory N. Roberts           Director
         Greg Manning                 Director
         James A. Smith               Director
         Elaine Dinges                Director

         Following  the  Merger,  the  following  persons  will be  officers  of
Spectrum:

         Name                         Position
         ----                         --------
         Gregory N. Roberts           President
         Greg Manning                 Vice President
         James A. Smith               Vice President
         Elaine Dinges                Chief Operating Officer and Secretary
         Andrew Glassman              Chief Financial Officer


OTHER MATTERS PERTAINING TO THE MERGER AGREEMENT

Regulatory Filings and Approvals

         Neither GMAI nor Spectrum is aware of any material governmental or regulatory approval required for completion of the Merger, other than compliance with the corporate law of Delaware and California.

Accounting Treatment

         Under applicable accounting standards, the Merger will be treated as a pooling of interests.

Appraisal Rights

         New York law does not require that holders of GMAI common stock who object to the Merger and who vote against or abstain from voting in favor of the share issuance be afforded any appraisal rights or the right to receive cash for their shares of GMAI common stock, and GMAI does not intend to make available such rights to its shareholders.

Material Federal Income Tax Consequences of the Merger

         In the opinion of Kramer Levin Naftalis & Frankel LLP, counsel to GMAI, and Frye & Hsieh, LLP counsel to Spectrum, the Merger will qualify as a tax-free reorganization for federal income tax purposes under Section 368 of the Internal Revenue Code of 1986. Because your shares of GMAI common stock will remain unchanged as a result of the Merger, you will not recognize any gain or loss for federal income tax purposes. In addition, GMAI should not recognize any gain or loss for federal income tax purposes as a result of the Merger.

Listing of GMAI Shares

         GMAI will list on the Nasdaq National Market the shares of GMAI common stock to be issued in connection with the Merger.

Price Range of GMAI Common Stock

         The last price of the GMAI common stock on December 8, 1999, which was the last trading day prior to the announcement of the Merger Agreement, was $14.25, as reported by the Nasdaq National Market.

RECOMMENDATION OF THE BOARD


         The board of directors recommends that you vote "FOR" the proposal to issue shares of GMAI common stock to the Spectrum Shareholders in connection with the Merger.


                                 PROPOSAL NO. 2

             AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION

Introduction

         GMAI's restated certificate of incorporation authorizes GMAI to issue up to 20 million shares of common stock and 10 million shares of preferred stock. On December 9, 1999, the board of directors of GMAI adopted a resolution proposing that the certificate be amended to increase the authorized number of shares of common stock to 40 million, and calling for the proposed amendment to be submitted to the GMAI shareholders for their approval.

CURRENT USE OF SHARES

         As of December 27, 1999, GMAI had approximately [6,872,745] shares of common stock outstanding, had approximately [629,375] shares reserved for future issuance under GMAI's 1997 Stock Option Plan (the "19997 Plan"), of which approximately [6,29,375] shares were covered by outstanding options and approximately [113,500] shares were available for grant or purchase, and had approximately [155,000] shares reserved for issuance upon exercise of options issued outside of the 1997 Plan. Based upon the foregoing number of outstanding and reserved shares of common stock, as of December 27, 1999, GMAI had approximately [11,486,505] shares remaining available for other purposes.

PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

         The following is the text of the first paragraph of Article IV of the certificate of GMAI, as it would read upon being amended as proposed:

                  "The total number of shares of all classes of capital stock that the Corporation shall have authority to issues is Fifty Million (50,000,000), consisting of:

                  (a) Forty Million (40,000,000) shares of Common stock with a par value of $.01 per share (the "Common stock"); and

                  (b) Ten Million (10,000,000) shares of Preferred Stock with a par value of $.01 per share (the "Preferred Stock")."

PURPOSE AND EFFECT OF PROPOSED AMENDMENT

         The board of directors of GMAI believes that increasing the number of shares of common stock that GMAI is authorized to issue would give GMAI additional flexibility, in that GMAI would be better positioned to maintain an optimal stock price by means of one or more stock splits or stock dividends, raise additional equity capital, adopt additional employee benefit plans or reserve additional shares for issuance under such plans, or use GMAI stock to make additional acquisitions.

         No additional action or authorization by GMAI's shareholders would be necessary for GMAI to issue any additional shares once authorized, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which GMAI common stock is then listed or quoted. The board does not, however, have any immediate plans to issue any additional shares that are authorized. GMAI reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the board of directors.

         GMAI's  articles  of  incorporation  do not grant  GMAI's  shareholders preemptive rights with respect to GMAI. Consequently, should the board of directors elect to issue additional shares of common stock, existing shareholders would not have any preferential rights to purchase those shares. In addition issuance of additional shares of common stock could dilute the earnings per share, voting power, and the percentage of shareholdings of current shareholders.

RECOMMENDATION OF THE BOARD

         The board of directors recommends that you vote "FOR' the proposal to amend GMAI's articles of incorporation to increase the number of authorized shares of common stock from 20 million shares to 40 million.


                                 PROPOSAL NO. 3

                CERTAIN AMENDMENTS TO THE 1997 STOCK OPTION PLAN

INTRODUCTION

         In 1993, GMAI's board of directors adopted and GMAI's shareholders approved the 1993 Stock Option Plan, as amended (the "1993 Plan"), which provides for the granting of options to purchase up to 650,000 shares of common stock. Under the 1993 Plan, the board has made grants of options as a means of providing incentives to officers, employees and consultants, enabling them to realize compensation based on increases in shareholder value. Grants have been made to persons who have been, and are expected to continue to be, important in helping GMAI achieve and continue its rapid growth.

         In 1997, GMAI's board of directors adopted and GMAI's shareholders approved the 1997 Stock Plan, which, among other things, increased the number of shares available to be issued under the 1993 Plan and the 1997 Plan to 850,000 in the aggregate. Awards under the 1997 Plan may be made in the form of (1) incentive stock options, (2) non-qualified stock options, (3) stock appreciation rights, (4) restricted stock, (5) restricted stock units, (6) dividend equivalent rights and (7) other stock-based awards. Awards may be made to such directors, officers and other employees of GMAI and its subsidiaries (including employees who are directors and prospective employees who become employees), and to such consultants to GMAI and its subsidiaries, as the board committee in its discretion selects.

         In 1999, GMAI's board of directors adopted and GMAI's shareholders approved an amendment to the 1997 Plan that increased the number of shares available to be issued under the 1993 Plan and the 1997 Plan by 300,000 to 1,150,000 in the aggregate.

         As of January __, 2000, options to purchase a total of _________ shares of common stock were outstanding under both the 1993 Plan and the 1997 Plan and, accordingly, _____________ shares remained available for grants under both plans.

Amendment to Increase the Number of Shares Available for Issuance By 600,000 to an Aggregate of 1,750,000

         The total number of shares currently available to be issued under the 1993 Plan and the 1997 Plan in the aggregate is 1,150,000. The board of directors believes that in light of GMAI's continuing growth, the possibility that it may make acquisitions in the future, and its need to continue to attract and retain talented employees, including senior executives, GMAI will in the next few years need to grant options to purchase a greater number of shares than remain authorized under the 1997 Plan. GMAI's failure to make available such grants when necessary would, in the board's judgment, harm GMAI's future growth and profitability.

         Accordingly, the board of directors has approved, subject to shareholder approval, the following amendment to the first sentence of Section
1.5.1 of the 1997 Plan, which would increase the number of shares available for issuance under the 1997 Plan and the 1993 Plan by 600,000, to an aggregate of 1,750,000 shares:

         "1.5.1 The total number of shares of common stock of the Company, par value $.01 per share ("Common Stock") which may be issued in connection with awards granted under the Plan shall, together with any shares issued in connection with awards granted under the Greg Manning Auctions, Inc. 1993 Stock Option Plan, as amended (the "1993 Plan"), not exceed 1,750,000."

Amendment to Increase the Number of Shares Available for Issuance to Any One Employee from 100,000 Shares to 200,000.

         Under the 1997 Plan, the total number of shares of common stock with respect to which stock option and stock appreciate rights may be granted to any one employee of GMAI or a subsidiary during any one-year period cannot exceed 100,000.

         The board believes that just as it needs to increase the number of shares available for issuance under the 1993 Plan and the 1997 Plan in order to remain competitive, it also needs to raise the maximum number of options that it may grant to any one employee in any given one-year period. The immediate need for this amendment is that as part of the stock option grants it is making to employees of Spectrum, GMAI intends to grant to Gregory N. Roberts, President of Spectrum, options to purchase 150,000 shares of GMAI common stock.

         Accordingly,   the  board  of  directors  has   approved,   subject  to
shareholder approval, the following amendment to Section 1.5.2 of the 1997 Plan:

          "1.5.2 The total number of shares of Common Stock with respect to which stock options and stock appreciation rights may be granted to any one employee of the Company or a subsidiary during any one-year period shall not exceed 200,000."

Amendment to Change the Meaning of the Term "Change In Control"

          Under the 1997 Plan, if at the time of a "change in control" there are outstanding any option and stock appreciation that had been granted at least one year before the change in control those options and stock appreciation rights fully vest and become immediately exercisable unless that individual's applicable Plan Agreement expressly provides otherwise.

         A change of control occurs when, among other events, any "person," as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act, is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, by purchase or by acquisition or agreement to act in concert or otherwise, of 15% or more of the outstanding shares of GMAI common stock.

         As it stands, this event does not take into account the circumstances under which the event would occur yet be approved by the board of directors. The board believes this provision was intended to address circumstances in which any person becomes a beneficial owner of 15% or more of GMAI common stock without the approval of the board of directors. As it stands, this provision could result in accelerated vesting of options even if, for example, Greg Manning were to become a beneficial owner of 15% or more of GMAI common stock. The board believes it would be in the best interests of GMAI and its shareholders to amend to meaning of "change of control" so that a change of control does not occur if a person becomes a beneficial owner with the approval of the board of directors of GMAI.

         Accordingly,   the  board  of  directors  has   approved,   subject  to
shareholder approval, the following amendment to Section 3.7.1(a) of the 1997 Plan (the new language is marked in italics):

         "3.7.1 For the purpose of this Section 3.7, a "change in control" shall be deemed to have occurred upon the happening of any of the following events:

         (a) any "person", as such term is used in Sections 13(d) and 14(d) of the 1934 Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934), directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of 15% or more of the outstanding shares of Common Stock of the Company, other than with the approval of the board of directors."

RECOMMENDATION OF THE BOARD

         The board of directors recommends that you vote "FOR" approval of each of the above amendments to the 1997 Plan.

                                     ANNEX A

                          SPECTRUM FINANCIAL STATEMENTS


                                   [To come.]

                                   PROXY CARD


                           GREG MANNING AUCTIONS, INC.
                         Special meeting of Shareholders

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned shareholder of GREG MANNING AUCTIONS, INC. ("GMAI") hereby revokes all previous proxies, acknowledges receipt of the Notice of Special Meeting of Shareholders to be held on February ___, 2000, and the related proxy statement, and appoints Greg Manning and James Smith, and each of them, as proxies of the undersigned, with full power of substitution to vote all shares of GMAI common stock that the undersigned is entitled to vote at special meeting of GMAI shareholders to be held at GMAI's corporate headquarters at 775 Passaic Avenue, West Caldwell, New Jersey 07006, on February ___, 2000, at 10:00 a.m., local time, and at any adjournments thereof. The shares represented by the proxy may only be voted in the manner specified below.


1. To approve the issuance of up to 1,754,385 shares of GMAI common stock to shareholders of Spectrum Numismatics International, Inc. ("Spectrum") in connection with the Merger of Spectrum Acquisition, Inc., a wholly-owned subsidiary of GMAI ("Sub"), into Spectrum pursuant to a Merger Agreement dated December 8, 1999 between GMAI, Sub, Spectrum and the shareholders of Spectrum.

                  FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


2. To approve an amendment to GMAI's restated certificate of incorporation to increase the number of authorized shares of GMAI common stock from 20 million to 40 million.

                  FOR [ ]                AGAINST [ ]             ABSTAIN [ ]


3. To approve the following amendments to GMAI's 1997 Stock Incentive Plan:
o an amendment to increase the total number of shares that GMAI may issue under the 1997 Stocvk Incentive Plan in any given year by 600,000, from 1,150,000 to 1,750,000;
o an amendment to increase the total number of shares that GMAI may issue under the 1997 Stock Incentive Plan -+in any given year to an individual employee of GMAI from 100,000 to 200,000; and
o         an amendment to change the definition of the term "change of control."

                  FOR [ ]                AGAINST [ ]             ABSTAIN [ ]

and in their discretion, upon any other matters that may properly come before the meeting or any adjournment thereof.


         The board of directors recommends you vote "FOR" each of the above proposals.

         This proxy when properly executed will be voted in the manner directed above. In the absence of direction for any proposal, this proxy will be voted "FOR" that proposal.

                         (Continued on the other side.)

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


         Please print the shareholder name exactly as it appears on this Proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.

                                  Dated: ____________, 2000


                                   ______________________________________
                                  (Print Name)


                                   ______________________________________
                                  (Authorized Signature)


         I plan to attend the special meeting in person:

                                    [ ]   Yes

                                    [ ]   No



                                    ANNEX B


                                MERGER AGREEMENT

================================================================================



                                MERGER AGREEMENT

                             dated December 8, 1999,

                                     between

                           GREG MANNING AUCTIONS, INC.

                           SPECTRUM ACQUISITION, INC.

                    SPECTRUM NUMISMATICS INTERNATIONAL, INC.

                            WARREN TREPP, as trustee

                               GREGORY N. ROBERTS

                                 SHARON ROBERTS

                                       and

                                  ELAINE DINGES



================================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE 1    the merger......................................................1
   1.1       The Merger......................................................1
   1.2       Closing; Effective Time.........................................1
   1.3       Effects of the Merger...........................................1
   1.4       Articles of Incorporation and By-Laws...........................2
   1.5       Directors and Officers..........................................2
   1.6       Conversion of Stock.............................................2
   1.7       Closing of Spectrum Transfer Books..............................3
   1.8       Exchange of Certificates........................................3
   1.9       Escrow of Shares................................................3
   1.10      Tax-Free Reorganization.........................................3

ARTICLE 2    representations concerning the stockholders.....................3
   2.1       Authority.......................................................3
   2.2       Consents........................................................4
   2.3       No Violations...................................................4
   2.4       Title to Shares.................................................4
   2.5       Proceedings.....................................................4
   2.6       Investment Representations of Stockholders......................4
   2.7       Disclosure......................................................4
   2.8       Pooling Matters.................................................5
   2.9       Bankruptcy Proceedings..........................................5

ARTICLE 3    representations concerning spectrum.............................5
   3.1       Organization and Good Standing..................................5
   3.2       Authority.......................................................5
   3.3       Consents........................................................6
   3.4       No Violations...................................................6
   3.5       Capitalization..................................................6
   3.6       Ownership Interests.............................................7
   3.7       Financial Statements............................................7
   3.8       Books and Records...............................................7
   3.9       Real Property...................................................7
   3.10      Title to Properties; Liens......................................7
   3.11      Condition and Sufficiency of Assets.............................7
   3.12      Customers and Suppliers.........................................8
   3.13      Accounts Receivable.............................................8
   3.14      Inventory.......................................................8
   3.15      No Undisclosed Liabilities......................................8
   3.16      Taxes...........................................................8
   3.17      Environmental Matters...........................................9
   3.18      Compliance With Laws; Permits..................................10
   3.19      Proceedings; Orders............................................10

                                                                           Page
                                                                           ----
   3.20      Absence of Certain Changes and Events..........................10
   3.21      Contracts......................................................11
   3.22      ERISA and Employee Benefit Matters.............................13
   3.23      Employees......................................................14
   3.24      Deposit Accounts...............................................14
   3.25      Intellectual Property Assets...................................14
   3.26      Conduct of Business; Use of Name...............................15
   3.27      Insurance......................................................15
   3.28      Brokers Or Finders.............................................15
   3.29      Year 2000 Compliance...........................................15
   3.30      Affiliated Transactions........................................16
   3.31      Disclosure.....................................................16
   3.32      Pooling Matters................................................16

ARTICLE 4    representations of GMAI........................................16
   4.1       Organization and Good Standing.................................16
   4.2       Authority......................................................16
   4.3       Consents.......................................................17
   4.4       No Violations..................................................17
   4.5       Capitalization.................................................17
   4.6       Filings With the SEC...........................................18
   4.7       Proceedings....................................................18
   4.8       No Material Adverse Effect.....................................18
   4.9       Brokers or Finders.............................................18
   4.10      Pooling Matters................................................18

ARTICLE 5    CERTAIN OBLIGATIONS OF gmaI....................................19
   5.1       Board Representation...........................................19
   5.2       Certain Records................................................19
   5.3       Stockholders'Meeting; Materials to Stockholders................19
   5.4       Registration Exemption.........................................19
   5.5       Interim Earnings Announcement..................................20
   5.6       Tax Distribution...............................................20
   5.7       Indebtedness...................................................20

ARTICLE 6    certain obligations of the stockholders........................20
   6.1       No Encumbrances on Shares......................................20
   6.2       Employment Agreements..........................................20
   6.3       Noncompetition Agreements......................................20
   6.4       Agreement Regarding Sale of Shares.............................21

ARTICLE 7    CERTAIN OBLIGATIONS OF SPECTRUM................................21
   7.1       Operation of the Business of Spectrum..........................21

                                                                           Page
                                                                           ----
   7.2       Negative Covenant..............................................21
   7.3       No Solicitation................................................21
   7.4       Registration Exemption.........................................22
   7.5       Certain Employment Agreement...................................22
   7.6       Access and Information.........................................22
   7.7       Adjustments to Financial Statements............................22
   7.8       Updated Schedules..............................................22

ARTICLE 8    CONDITIONS TO CONSUMMATION OF THE MERGER.......................23
   8.1       Conditions to Obligations of GMAI and Sub......................23
   8.2       Conditions to Obligations of Spectrum..........................24

ARTICLE 9    TERMINATION....................................................26
   9.1       Termination....................................................26
   9.2       Effect of Termination..........................................27

ARTICLE 10   INDEMNIFICATION................................................27
   10.1      Indemnification by Spectrum and the Stockholders...............27
   10.2      Indemnification by GMAI........................................28
   10.3      Procedures Relating to Indemnification.........................28
   10.4      Limitation on Indemnification..................................29
   10.5      Tax Indemnity..................................................30

ARTICLE 11   DEFINITIONS....................................................31

ARTICLE 12   MISCELLANEOUS..................................................35
   12.1      Governing Law..................................................35
   12.2      Jurisdiction; Service of Process...............................35
   12.3      Survival of Representations....................................36
   12.4      Notices........................................................36
   12.5      Severability...................................................37
   12.6      Public Announcements...........................................37
   12.7      Amendment......................................................38
   12.8      Expenses.......................................................38
   12.9      Entire Agreement...............................................38
   12.10     Counterparts...................................................38
   12.11     No Third-Party Rights..........................................38
   12.12     Pooling Accounting and Tax Treatment...........................38
   12.13     Best Efforts...................................................38


                             INDEX OF DEFINED TERMS

Accounts Receivable..........................8      Merger......................................1
Acquisition Transaction.....................21      Merger Certificates.........................1
Affiliate...................................31      Merger Consideration........................2
Affiliate Letter............................23      Offset Expenses............................33
Agreement....................................1      Order......................................33
Applicable Intellectual Property Assets.....14      Ordinary Course of Business................33
Balance Sheet................................7      Permit.....................................33
CGCL........................................31      Permit Application.........................19
Claim.......................................29      Permitted Lien.............................34
Closing......................................1      Person.....................................34
Closing Date.................................1      Proceeding.................................34
Code........................................31      Proxy Statement............................19
Consent.....................................31      Release....................................34
Contract....................................31      Remedial Action............................34
control.....................................31      Representative.............................34
DGCL........................................31      Roberts.....................................1
Effective Time...............................1      SEC........................................34
Environmental Claim.........................31      Securities Act.............................34
Environmental Law...........................32      Special Meeting............................19
ERISA.......................................32      Spectrum....................................1
Escrow Agreement.............................3      Spectrum Aggregate Value....................2
Escrow Shares................................3      Spectrum Common Stock.......................2
Exchange Act................................32      Spectrum Indemnitees.......................34
GAAP........................................32      Spectrum Plans.............................13
GMAI.........................................1      Spectrum Series A Common Stock..............2
GMAI Common Stock............................2      Spectrum Series B Common Stock..............2
GMAI Indemnitees............................32      Spectrum Terminating Change................26
GMAI Preferred Stock........................17      Spectrum's Knowledge.......................34
GMAI SEC Documents..........................18      Stockholder.................................1
GMAI Terminating Change.....................26      Sub.........................................1
GMAI's Knowledge............................32      Surviving Corporation.......................1
Governmental Body...........................32      Systems....................................15
Hazardous Material..........................32      Tax Benefit................................34
Indemnifiable Losses........................32      Tax Cost...................................35
Indemnified Party...........................28      Tax Return.................................35
Indemnifying Party..........................28      Taxes......................................35
Intellectual Property Assets................33      Terminating Breach.........................26
Interim Balance Sheet........................7      Terminating Change.........................26
IRS.........................................33      Third Party Claim..........................28
Law.........................................33      Transaction Documents......................35
Lien........................................33      Transfer Taxes.............................35
Market Value of GMAI Common Stock...........33      Trust.......................................1
Material Adverse Effect.....................33      Year 2000 Compliant........................15

                                MERGER AGREEMENT


         This Merger Agreement (this "Agreement") is dated December 8, 1999, and is between GREG MANNING AUCTIONS, INC., a New York corporation ("GMAI"), SPECTRUM ACQUISITION, INC., a Delaware corporation and a wholly-owned subsidiary of GMAI ("Sub"), SPECTRUM NUMISMATICS INTERNATIONAL, INC., a California corporation ("Spectrum"), and WARREN TREPP, as trustee of the Rabard Trust dated August 25, 1989 (the "Trust"), GREGORY N. ROBERTS and SHARON ROBERTS (collectively, "Roberts"), and ELAINE DINGES, each an individual (the Trust, Roberts, and Ms. Dinges each a "Stockholder" and collectively the "Stockholders").

         The parties wish to effect the acquisition of Spectrum by GMAI through a merger of Sub into Spectrum, and intend that this merger be treated as a "plan of reorganization" within the meaning of Section 368 of the Code, and be accounted for as a pooling of interests.

         The parties therefore agree as follows:

                                    ARTICLE 1
                                   THE MERGER

     1.1 The Merger. Subject to the terms of this Agreement and in accordance with the DGCL and the CGCL, the parties shall cause Sub to merge with and into Spectrum (that merger, the "Merger"). At the Effective Time, the separate corporate existence of Sub will cease, and Spectrum will continue as the surviving corporation of the Merger (in that capacity, the "Surviving Corporation") and will be a wholly-owned subsidiary of GMAI.

     1.2 Closing; Effective Time. The parties shall hold the closing of the Merger (the "Closing") at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022 at 10:00 a.m., local time, on a date specified by the parties that may be no later than the second business day after satisfaction or waiver of the conditions set forth in ARTICLE 8 (the "Closing Date"). Simultaneously with, or as promptly as practicable after, the Closing the parties shall cause a certificate of merger to be filed with the Secretary of State of Delaware in accordance with Section 252 of the DGCL and a certificate of merger to be filed with the Secretary of State of California in accordance with Section 1108 of the CGCL (those documents collectively, the "Merger Certificates") and shall take all further actions required by law to make the Merger effective. The Merger will be effective once both Merger
Certificates have been duly filed, unless a later time is specified in the Merger Certificates (the time of effectiveness of the Merger, the "Effective Time").

     1.3 Effects of the Merger. The Merger will have the effects specified in this Agreement and in the DGCL and the CGCL.

     1.4 Articles of Incorporation and By-Laws. The articles of incorporation and by-laws of the Surviving Corporation immediately after the Effective Time will be substantially in a form reasonably acceptable to GMAI and the Stockholders.

     1.5 Directors and Officers. The directors and officers of Sub immediately prior to the Effective Time will be the directors and officers of the Surviving Corporation immediately after the Effective Time, and they will each hold office in accordance with the articles of incorporation and by-laws of the Surviving Corporation and the CGCL.

     1.6 Conversion of Stock.

         (a) At the Effective Time, by virtue of the Merger and without any action on the part of the parties, the following will occur:

(1) all shares of Series A common stock, no par value, of Spectrum (the "Spectrum Series A Common Stock") and Series B common stock, no par value, of Spectrum (the "Spectrum Series B Common Stock"; together with the Spectrum Series A Common Stock, the "Spectrum Common Stock") outstanding immediately prior to the Effective Time (other than shares held by Spectrum as treasury stock) will be converted into and become the right to receive, in the aggregate, the Merger Consideration;

(2) all shares of Spectrum Common Stock held at the Effective Time by Spectrum as treasury stock will be canceled and no payment will be made with respect to those shares; and

(3) each share of capital stock of Sub outstanding immediately prior to the Effective Time will be converted into and become one validly issued, fully-paid, and nonassessable share of common stock of the Surviving Corporation.

         (b) Subject to Section 1.9, each of Mr. Trepp, Mr. Roberts and Ms. Dinges will be allocated 51.685%, 39.003% and 9.312%, respectively, of the Merger Consideration (in each case rounded down to the nearest whole share and subject to the payment of cash for fractional shares as provided in Schedule 1.8).

         (c) For the purpose of this Section 1.6, the following terms have the following meanings:

(1) "GMAI Common Stock" means the common stock, par value $0.01 per share, of GMAI;

(2) "Merger Consideration" means that number of shares of GMAI Common Stock equal to the Spectrum Aggregate Value divided by $14.25; and

(3)      "Spectrum Aggregate Value" means $25,000,000 minus the Offset Expenses.

         (d) The Merger Consideration will be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into shares of GMAI Common Stock or Spectrum Common Stock, as the case may be), reorganization, recapitalization, split up, combination or exchange of shares, or other like event with respect to shares of GMAI Common Stock or Spectrum Common Stock, as the case may be, occurring after the date of this Agreement and prior to the Effective Time.

     1.7 Closing of Spectrum Transfer Books. After the Effective Time, the Surviving Corporation shall close the stock transfer books of Spectrum and shall not make any transfers of Spectrum Common Stock. If, after the Effective Time, certificates representing shares of Spectrum Common Stock are presented to the Surviving Corporation, the Surviving Corporation shall cancel those certificates and issue in exchange certificates representing GMAI Common Stock.

     1.8 Exchange of Certificates. The procedures for exchanging outstanding shares of Spectrum Common Stock for shares of GMAI Common Stock pursuant to the Merger and this Merger Agreement are set forth in Schedule 1.8.

     1.9 Escrow of Shares. At the Effective Time, GMAI shall deposit a number of shares of GMAI Common Stock equal to 10% of the Merger Consideration (the "Escrow Shares") with an escrow agent reasonably satisfactory to Spectrum and GMAI to be held and disbursed by that escrow agent in accordance with the form of escrow agreement attached as Exhibit A (the "Escrow Agreement"). Those shares will be deducted pro rata from the shares of GMAI Common Stock allocable to each former holder of Spectrum Common Stock. To the extent GMAI is entitled to make a claim against the Escrow Shares pursuant to this Agreement, GMAI may set off and apply against Indemnifiable Losses the Escrow Shares in accordance with the terms of this Agreement and of the Escrow Agreement.

     1.10 Tax-Free Reorganization. The parties intend that (1) the Merger be a reorganization within the meaning of Section 368 of the Code and (2) this Agreement be a "plan of reorganization" within the meaning of the regulations promulgated under Section 368 of the Code.

                                   ARTICLE 2
                   REPRESENTATIONS CONCERNING THE STOCKHOLDERS

         Each Stockholder represents to GMAI and Sub as to itself as follows:

     2.1 Authority.

         (a) That Stockholder has full legal capacity to execute and deliver this Agreement and the other Transaction Documents to which he or she is a party and to perform his or her obligations hereunder and thereunder.

         (b) Assuming that GMAI and Sub have duly authorized execution and delivery of this Agreement, this Agreement constitutes the valid and binding obligation of that Stockholder, enforceable in accordance with its terms, except as enforceability is limited by (1) any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, or (2) general principles of equity, whether considered in a proceeding in equity or at law.

     2.2 Consents. Except as set forth on Schedule 2.2, that Stockholder is not required to obtain the Consent of any Person, including the Consent of any party to any Contract to which Spectrum is a party, in connection with execution and delivery of this Agreement and the other Transaction Documents and performance of his or her obligations hereunder and thereunder.

     2.3 No Violations. That Stockholder's execution and delivery of this Agreement and the other Transaction Documents to which he or she is party and performance of his or her obligations hereunder and thereunder do not and will not (1) conflict with, result in a breach of, constitute a default under (or an event which, with notice or lapse of time or both, would constitute a default under), accelerate the performance required by, result in the creation of any Lien upon any of the properties or assets of that Stockholder under, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any Contract to which that Stockholder is a party or by which any properties or assets of that Stockholder are bound, or (2) violate any Law or Order to which that Stockholder is subject.

     2.4 Title to Shares. That Stockholder owns beneficially and of record, free and clear of any Liens, the number of shares of Spectrum Common Stock set forth in Schedule 2.4 opposite his or her name, and there exist no stockholder agreements, voting trusts, proxies, or other Contracts with respect the sale, transfer, registration or voting of shares of GMAI Common Stock held by that Stockholder.

     2.5 Proceedings. There are no Proceedings pending or, to that Stockholder's knowledge, threatened in writing against that Stockholder that challenge, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement or the Transaction Documents, and to that Stockholder's knowledge no event or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding.

     2.6 Investment Representations of Stockholders. That Stockholder has read this Agreement and all other documents provided by GMAI in connection with this Agreement, including the GMAI SEC Documents, and fully understands the terms under which its GMAI Merger Shares are being issued to him or her pursuant to this Agreement. GMAI has given that Stockholder the opportunity to ask questions of and receive answers from GMAI concerning GMAI and the terms and conditions under which shares of GMAI Common Stock will be issued to him or her and to obtain any additional information that GMAI possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished in connection with this Agreement or in response to any request for information. That Stockholder is satisfied with the answers and information GMAI has provided.

     2.7 Disclosure. No representation made by that Stockholder in this Agreement is inaccurate in any material respect or omits to state a material fact necessary to make the statements made in this Agreement, in light of the circumstances under which they were made, not misleading.

     2.8 Pooling Matters. That Stockholder has not, at any time following August 1, 1999, and through the date of this Agreement (except as set forth on Schedule 2.8), engaged in any sale, exchange, transfer, pledge, disposition of or grant of any option, the establishment of any "short" or put-equivalent position with respect to or the entry into any similar transaction intended to reduce his or its risk of ownership of or investment in, any of the following: (1) any shares of GMAI Common Stock or any securities which may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor; or (2) any option, right or other interest with respect to any securities referred to in clause (1) of this Section 2.8; or
(3) any shares of Spectrum Common Stock. Except as set forth in Schedule 2.8, to that Stockholder's knowledge, it does not individually or with one or both of the other Stockholders control or have any Contract to acquire control of any business involving the acquisition, disposition or auctioning of coins.

     2.9 Bankruptcy Proceedings. During the past five years, no petition has been filed against the Stockholder under any Law pertaining to insolvency or bankruptcy

                                   ARTICLE 3
                       REPRESENTATIONS CONCERNING SPECTRUM

         Spectrum represents to GMAI and Sub as follows:

     3.1 Organization and Good Standing.

         (a) Spectrum is a corporation duly organized, validly existing and in good standing under the laws of the State of California, with all necessary corporate power and authority to own or use its assets and conduct its business as it is now being conducted. Spectrum is duly qualified to do business as a foreign corporation in, and is in good standing under the laws of, each state or other jurisdiction in which either the ownership or use of its assets or the nature of the business conducted by it requires that it be so qualified, except where a failure to be so qualified is not reasonably likely to have a Material Adverse Effect on Spectrum.

         (b) Spectrum has delivered to GMAI a copy of the articles of incorporation and by-laws of Spectrum as currently in effect.

     3.2 Authority.

         (a) Spectrum has full power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is party and to perform its obligations hereunder and thereunder. Execution and delivery of this Agreement and the other Transaction Documents to which it is party and performance by Spectrum of its obligations hereunder and thereunder have been duly authorized by the board of directors of Spectrum and no other corporate proceedings on the part of Spectrum are necessary with respect thereto other than authorization by the stockholders of Spectrum.

         (b) This Agreement constitutes the valid and binding obligation of Spectrum, enforceable in accordance with its terms, except as enforceability is limited by (1) any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, or (2) general principles of equity, whether considered in a proceeding in equity or at law.

     3.3 Consents. Except as set forth in Schedule 3.3, Spectrum is not required to obtain the Consent of any Person, including the Consent of any party to any Contract to which Spectrum is a party, in connection with execution and delivery of this Agreement and the other Transaction Documents and performance of its obligations hereunder and thereunder.

     3.4 No Violations. Except as set forth in Schedule 3.4, Spectrum's execution and delivery of this Agreement and the other Transaction Documents to which it is party and performance of its obligations hereunder and thereunder do not (a) violate any provision of the articles of incorporation or by-laws of Spectrum as currently in effect, (b) conflict with, result in a breach of, constitute a default under (or an event that, with notice or lapse of time or both, would constitute a default under), accelerate the performance required by, result in the creation of any Lien upon any of the properties or assets of Spectrum under, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any Contract to which Spectrum is a party or by which any properties or assets of Spectrum are bound, or (c) violate any Law or Order to which Spectrum is subject.

     3.5 Capitalization.

         (a) The authorized capital stock of Spectrum consists of 10,000 shares of Series A Common Stock and 5,000 shares of Series B Common Stock.

         (b) As of the date of this Agreement, (1) there are 3,025 shares of Spectrum Series A Common Stock issued and outstanding, (2) there are 3,236 shares of Spectrum Series B Common Stock issued and outstanding, and (3) no shares of Spectrum Common Stock are held in the treasury of Spectrum.

         (c) All of the issued and outstanding shares of Spectrum Common Stock have been duly authorized and are validly issued, fully paid, and nonassessable, and all shares of Spectrum Common Stock that have been reserved for issuance will, upon issuance in compliance with the terms of the instruments pursuant to which they are to be issued, be duly authorized, validly issued, fully paid, and nonassessable.

         (d) Each Stockholder is the registered holder of the number of shares of Spectrum Common Stock set forth in Schedule 2.4 opposite its name. Together those shares of Spectrum Common Stock constitute all of the issued and outstanding shares of Spectrum Common Stock.

         (e) Except as set forth in Schedule 3.5(e), there are no options, warrants, or other Contracts to which Spectrum is a party relating to the issuance, sale, or transfer of any equity securities or other securities of Spectrum. To Spectrum's Knowledge, there exist no stockholder agreements, voting trusts, proxies, or other Contracts with respect the sale, transfer, registration or voting of shares of Spectrum Common Stock.

     3.6 Ownership Interests. Except as set forth in Schedule 3.6, Spectrum does not own, or have any Contract to acquire, any equity securities or other direct or indirect ownership interest in any other Person that are not reflected on the Interim Balance Sheet. Kensington Associates, LLC has no assets or liabilities other than those reflected on the Interim Balance Sheet. Spectrum has previously provided GMAI with a copy of the limited liability company agreement of Kensington Associates, LLC.

     3.7 Financial Statements. Spectrum has previously delivered to GMAI (1) the audited balance sheet of Spectrum as of December 31, 1998 (the "Balance Sheet"), and the related audited statements of income and cash flow for Spectrum for the year then ended, and (3) the audited balance sheet of Spectrum as of September 30, 1999 (the "Interim Balance Sheet"), and the related audited statements of income and cash flow for Spectrum for the nine months then ended. These financial statements have been prepared in accordance with GAAP consistently applied with past practice (except in each case as described in the notes thereto) and on that basis present fairly, in all material respects, the financial position and the results of operations and cash flow of Spectrum as of the respective dates of and for the periods referred to in these financial statements, subject, in the case of the Interim Financial Statements, to year-end adjustments.

     3.8 Books and Records. The books of account, minute books, stock record books, and other records of Spectrum, all of which have been made available to GMAI, have been properly kept and contain no inaccuracies except for those inaccuracies that are not reasonably likely to have a Material Adverse Effect on Spectrum. At the Closing, all of Spectrum's records will be in the possession of Spectrum.

     3.9 Real Property. Spectrum does not own any real property. Schedule 3.9 contains an accurate list of all leaseholds or other interests of Spectrum in any real property.

     3.10 Title to  Properties;  Liens.  Except as set forth on  Schedule  3.10,
Spectrum has sufficient title to the properties and assets (whether real, personal, or mixed, and whether tangible or intangible) that it owns or purports to own, including all the properties and assets reflected in the Balance Sheet (except for personal property disposed of in the Ordinary Course of Business since the date of the Balance Sheet), free and clear of all Liens except Permitted Liens. Spectrum has a valid leasehold, license or other interest in all of the other assets, real or personal, tangible or intangible, that it uses in the operation of its business, free and clear of all Liens except Permitted Liens.

     3.11 Condition and Sufficiency of Assets. The building, plant, structures, and equipment of Spectrum are structurally sound, are in good operating condition and repair, reasonable wear and tear excepted, and are adequate for the uses to which they are being put, and, to the Spectrum's Knowledge, the building, plant, structures, and equipment of Spectrum is not in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.

     3.12 Customers and Suppliers.

         (a) Schedule 3.12(a) contains an accurate list of the name and address of each customer that purchased in excess of 5% of Spectrum's sales of goods or services during the 21 months ended on the date of the Interim Balance Sheet, and since that date none of these customers has either terminated its relationship with or significantly reduced its purchases from Spectrum or indicated its intention to do so for any reason.

         (b) Schedule 3.12(b) contains an accurate list of the name and address of each supplier from which Spectrum purchased in excess of 5% of Spectrum's purchases of goods or services during the 21 months ended on the date of the Interim Balance Sheet, and since that date none of these suppliers has terminated its relationship with or altered in a manner detrimental to Spectrum its accommodations, sales, or services to Spectrum or indicated its intention to do so for any reason.

     3.13 Accounts Receivable. Except as set forth on Schedule 3.13, all accounts receivable of Spectrum (collectively, the "Accounts Receivable") represent or will represent valid obligations arising from sales actually made or services actually performed in the Ordinary Course of Business. Unless paid prior to the Closing Date, 98% of the Accounts Receivable are or will be as of the Closing Date current and collectible. Subject to the foregoing, each of the Accounts Receivable either has been or will be collected in full, without any set-off, within 90 days after the day on which it first becomes due and payable. There is no contest, claim, or right of set-off, other than returns in the Ordinary Course of Business, under any Contract between Spectrum and any obligor of an Account Receivable relating to the amount or validity of those Accounts Receivable. Schedule 3.13 contains an accurate list of all Accounts Receivable as of the date of the Interim Balance Sheet and their aging.

     3.14 Inventory. All inventory of Spectrum, whether or not reflected in the Balance Sheet or the Interim Balance Sheet, consists of coins salable in the Ordinary Course of Business. The gross sales price of the inventory received by Spectrum upon sale will be no less than the aggregate cost of the inventory.

     3.15 No Undisclosed Liabilities. Except as set forth on Schedule 3.15 Spectrum has no liabilities of the type required to be reflected as liabilities on a balance sheet prepared in accordance with GAAP except for liabilities or obligations reflected or reserved against in the Balance Sheet or the Interim Balance Sheet and current liabilities incurred in the Ordinary Course of Business since the respective dates thereof, and to Spectrum's Knowledge has no other liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise), other than any such liabilities or obligations that would not reasonably be expected to have a Material Adverse Effect on Spectrum.

     3.16 Taxes.

         (a) Spectrum is a "small business corporation" and has maintained a valid election to be an "S" corporation under Subchapter S of the Code, and the equivalent provisions of all applicable state income tax statutes, since
February  22,  1991.  Spectrum  has  filed  on a  timely  basis  (including  any
extensions)  with  the  appropriate   Governmental   Bodies  in  the
applicable jurisdictions either each Tax Return of Spectrum that is due or a valid request for extension with respect to that Tax Return. All Tax Returns filed by Spectrum are true, correct and complete. Spectrum has paid fully on a timely basis all Taxes due except those Taxes that Spectrum is contesting in good faith by appropriate proceedings or as to which Spectrum has set aside adequate reserves determined in accordance with GAAP and stated in the Balance Sheet or the Interim Balance Sheet.

         (b) There are no material claims or assessments pending against Spectrum for any alleged deficiency in any Tax, there are no pending or to Spectrum's Knowledge threatened audits or investigations for or relating to any liability in respect of any Tax, and Spectrum has not been notified in writing of any proposed Tax claims or assessments against Spectrum (other than in each case, claims or assessments for which Spectrum has provided adequate reserves in the Balance Sheet or the Interim Balance Sheet or which Spectrum is contesting in good faith or which, when taken together, have not had and are not reasonable likely to have a Material Adverse Effect on Spectrum). There are no Liens for material amounts of Taxes on the properties or assets of Spectrum except for statutory Liens for current Taxes not yet due and payable. Spectrum has not given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of Taxes of Spectrum or for which Spectrum may be liable. Spectrum has no liability for the Taxes of any Person other than Spectrum. Spectrum has not made any change in accounting methods, and has not received a ruling from or signed an agreement with any Governmental Body, that is likely to have a Material Adverse Effect on Spectrum. Spectrum has not, with regard to any assets or property held, acquired or to be acquired by it, filed a consent to the application of Section 341(f) of the Code, or agreed to have
Section 341(f)(2) of the Code apply to any disposition of a "subsection (f) asset" (as that term is defined in Section 341(f)(4) of the Code) owned by Spectrum.

         (c) Spectrum is not a party to any agreement, arrangement or contract providing for the allocation, indemnification or sharing of Taxes. Spectrum is not a party to any agreement, contract or arrangement that could result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

         (d) Spectrum is not, nor has it been for the five-year period preceding the Closing, a U.S. real property holding corporation as defined in Section 897(c)(2) of the Code.

     3.17 Environmental Matters.

         (a) To Spectrum's Knowledge, the operations of Spectrum are and have always been in compliance with all applicable Environmental Laws.

         (b) To Spectrum's Knowledge, neither Spectrum nor any of its operations are subject to any Order or Contract respecting (1) Environmental Laws, (2) Remedial Action, (3) any Environmental Claim, or (4) the Release or threatened Release of any Hazardous Material.

         (c) To Spectrum's Knowledge, none of the operations of Spectrum involves the generation, transportation, treatment, storage or disposal of Hazardous Material.

     3.18 Compliance With Laws; Permits.

         (a) Spectrum is, and at all times since January 1, 1997, has been, in compliance with each Law that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its properties or assets, except for noncompliance that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect on Spectrum.

         (b) Spectrum has not received, at any time since January 1, 1997, any written notice from any Governmental Body or any other Person regarding (A) any alleged violation of any Law, or (B) any alleged obligation on the part of Spectrum to undertake, or to bear all or any portion of the cost of, any remedial action of any nature under any Law.

         (c) Schedule 3.18(c) contains an accurate list of each material Permit held by Spectrum that relates to the business of, or to any of the properties or assets owned or used by, Spectrum. Each Permit listed in Schedule 3.18(c) is valid and in full force and effect.

     3.19 Proceedings; Orders. There are no Proceedings pending or, to Spectrum's Knowledge, threatened in writing against Spectrum or any properties or assets of Spectrum, and there is no Order to which Spectrum, or any of the properties or assets of Spectrum, is subject.

     3.20 Absence of Certain Changes and Events. Except as set forth on Schedule 3.20, since the date of the Interim Balance Sheet, Spectrum has conducted its business only in the Ordinary Course of Business and there has not occurred any of the following:

(1) any acceleration, amendment, or change in Spectrum's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of Spectrum; issuance of any security convertible into shares of capital stock of Spectrum; grant of any registration rights; purchase, redemption, retirement, or other acquisition by Spectrum of any shares of capital stock of Spectrum; or declaration or payment of any dividend or other distribution (whether in cash, stock, or property) in respect of shares of capital stock of Spectrum;

(2)      any amendment of the articles of incorporation or by-laws of Spectrum;

(3) any increase in the salary, bonus, or other compensation payable by Spectrum to, or any increase in benefits payable under any Spectrum Plan to, any director, officer, employee, consultant or independent contractor, except for increases in the Ordinary Course of Business consistent with Spectrum's past practice, or any entry into any employment, consulting, incentive compensation, severance, or similar Contract with any director, officer, employee, consultant or independent contractor that is not terminable without liability on notice of 30 days or less;

(4) any change in the period of exercisability of options granted under any Spectrum Plan or authorization of cash payments in exchange for options granted under any Spectrum Plan;

(5) any incurrence of indebtedness for borrowed money, except for borrowings and reborrowings under Spectrum's existing credit facilities, any assumption or guarantee of the debt of any other Person, or any loan or advance to any Person other than in the Ordinary Course of Business;

(6) any damage to or destruction or loss of any asset or property of Spectrum not fully covered by insurance that is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Spectrum;

(7) any sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of, or any mortgage, pledge, or imposition of any Lien except Permitted Liens on, any property or asset that is material, individually or in the aggregate, to the business of Spectrum;

(8) any cancellation or waiver of any material claims or rights without adequate consideration or a reasonable business purpose;

(9) any merger or consolidation with, or purchase of a substantial equity interest in or all or a substantial portion of the assets of, any Person;

(10) any material revaluation by Spectrum of any of its assets, including any writing-down of the value of inventory, or writing-off of notes or accounts receivable other than in the Ordinary Course of Business consistent with past practice;

(11)     any material change in the accounting methods used by Spectrum;

(12) any change, event or other circumstance that taken individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect on Spectrum, except for general changes in the industry in which Spectrum operates or in the economy; or

(13)     entry by Spectrum into any Contract to do any of the foregoing.

     3.21 Contracts.

         (a) Schedule 3.21 contains a list of the following Contracts to which Spectrum is party:

(1) each Contract relating to indebtedness of Spectrum for borrowed money (whether incurred, assumed, guaranteed or secured by any asset);

(2) each Contract relating to the lending of more than $5,000 in any one instance or $10,000 in the aggregate by Spectrum to any Person, including any Affiliate of Spectrum;

(3) each Contract (or group of related Contracts) for the lease of personal property to or from any Person providing for lease payments in excess of $5,000 in any one instance or $10,000 in the aggregate per annum;

(4)      each Contract concerning a partnership or joint venture;

(5) each Contract (other than a Contract listed elsewhere in Schedule 3.21) requiring that Spectrum maintain confidential any given information;

(6) each Contract in which Spectrum agrees not to compete in any line of business, in any geographic area, or with any Person;

(7) each collective bargaining agreement or other Contract with a labor union or other representative of a group of employees;

(8)      each  Contract for the  employment  by Spectrum of any  individual on a
         full-time,  part-time,  consulting,   independent  contracting,  leased
         employee or other basis;

(9) each Contract providing for indemnification of or by Spectrum (other than a Contract listed elsewhere in Schedule 3.21);

(10) each Contract in which Spectrum agrees to provide products or services to any Person, or receive products or services from any Person, for consideration other than cash;

(11)     each other Contract with a Spectrum customer;

(12) each Contract granting Spectrum the right to use any Intellectual Property Assets of another Person (excluding Contracts granting Spectrum rights to off-the-shelf commercial software), or granting another Person the right to use, or restricting Spectrum's right to use, Spectrum Intellectual Property Assets of Spectrum; and

(13) any other Contract (or group of related Contracts) that involve consideration in excess of $20,000.

         (b) Except as noted in Schedule 3.21, Spectrum has provided to GMAI a copy of each Contract listed in Schedule 3.21.

         (c) Each Contract to which Spectrum is a party identified or required to be identified in Schedule 3.21 is in full force and effect and is valid and enforceable in accordance with its terms, except as enforceability is limited by
(1) any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, or (2) general principles of equity, whether considered in a proceeding in equity or at law.

         (d) Spectrum is not in default under any Contract to which it is party, and to Spectrum's Knowledge no event or circumstance has occurred that would, with notice or lapse of time or both, constitute an event of default under any material Contract to which Spectrum is a party.

         (e) Except as set forth in Schedule 3.21(e), to Spectrum's Knowledge, Spectrum is not party to any unwritten contract.

     3.22 ERISA and Employee Benefit Matters.

         (a) Schedule 3.22(a) lists all material (1) "employee benefit plans," within the meaning of Section 3(3) of ERISA, of Spectrum, (2) bonus, stock option, stock purchase, stock appreciation right, incentive, deferred compensation, supplemental retirement, severance, and fringe benefit plans, programs, policies or arrangements, and (3) employment or consulting agreements, for the benefit of, or relating to, any current or former employee (or any beneficiary thereof) of Spectrum, in the case of a plan described in (1) or (2) above, that is currently maintained by Spectrum or with respect to which Spectrum has an obligation to contribute, and in the case of an agreement described in (3) above, that is currently in effect (the "Spectrum Plans"). Spectrum has heretofore made available to GMAI true and complete copies of the Spectrum Plans and any amendments thereto, any related trust, insurance contract, summary plan description, and, to the extent required under ERISA or the Code, the most recent annual report on Form 5500 and summaries of material modifications.

         (b) No Spectrum Plan is (1) a "multiemployer plan" within the meaning of Sections 3(37) or 4001(a)(3) of ERISA, (2) a "multiple employer plan" within the meaning of Section 3(40) of ERISA or Section 413(c) of the Code, or (3) is subject to Title IV of ERISA or Section 412 of the Code.

         (c) There is no Proceeding pending or, to Spectrum's Knowledge, threatened against the assets of any Spectrum Plan or, with respect to any Spectrum Plan, against Spectrum other than Proceedings that would not reasonably be expected to result in a material liability, and to Spectrum's Knowledge there is no Proceeding pending or threatened in writing against any fiduciary of any Spectrum Plan other than Proceedings that would not reasonably be expected to result in a material liability.

         (d) Each of the Spectrum Plans has been operated and administered in all material respects in accordance with its terms and applicable law, including, but not limited to, ERISA and the Code.

         (e) Each of the Spectrum Plans that is intended to be "qualified" within the meaning of Section 401(a) of the Code has received a favorable determination, notification, or opinion letter from the IRS.

         (f) No director, officer, or employee of Spectrum will become entitled to retirement, severance or similar benefits or to enhanced or accelerated benefits (including any acceleration of vesting or lapsing of restrictions with respect to equity-based awards) under any Spectrum Plan solely as a result of consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

         (g) No Spectrum Plan provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of Spectrum.

     3.23 Employees.

         (a) Schedule 3.23 lists the following information for each employee of Spectrum as of the date of this Agreement, including each employee on leave of absence or layoff status: (1) name; (2) job title; (3) current annual base salary or annualized wages; (4) bonus compensation earned during 1998 and 1999 (projected); (5) vacation accrued and unused; and (6) service credited for purposes of vesting and eligibility to participate under Spectrum Plans. Spectrum pays no compensation to the members of its board of directors for acting as such.

         (b) To Spectrum's Knowledge, there exists no condition or state of facts or circumstances relating to consummation of the transactions contemplated by this Agreement or the other Transaction Documents that could have a material adverse effect on Spectrum's relations with its employees.

         (c) Spectrum does not have any obligation to reinstate any former officer or employee of Spectrum. Spectrum is not required to make payments of any kind (including severance payments) to any former director, officer, employee, agent or independent contractor of Spectrum. No officer or employee of Spectrum has indicated his or her intention to resign.

         (d) No current or former officer or employee of Spectrum is currently receiving any benefits from Spectrum because he or she is disabled.

         (e) All of the officers and employees of Spectrum are in good standing under the terms and conditions of their employment, and to Spectrum's Knowledge there exists no problem or difficulty with the employment of such officer or employee.

         (f) Except as set forth in Schedule 3.23, Spectrum has paid all wages, bonuses, commissions or other compensation due and payable to each of its employees in accordance with its customary practice.

         (g) Spectrum is not and has not been a party to any collective bargaining agreement. Since January 1, 1997, there has not been, and to Spectrum's Knowledge there is not threatened, any application for certification of a collective bargaining agent.

     3.24 Deposit Accounts. Schedule 3.24 lists (1) the name of each financial institution in which Spectrum has an account or safe deposit box, (2) the name or names in which each account or box is held, (3) the type of account, and (4) the name of each Person authorized to draw on or have access to each account or box.

     3.25 Intellectual Property Assets. Schedule 3.25 contains an accurate list of all Intellectual Property Assets used by Spectrum in the operation of its business as it is currently conducted (the "Applicable Intellectual Property Assets"). Spectrum owns or has the right to use all the Applicable Intellectual Property Assets, free and clear of all Liens other than Permitted Liens. As of the date of this Agreement, no Person has alleged in a written notice to Spectrum that any activity in which Spectrum is engaged infringes upon or misappropriates any Intellectual Property Assets of any other Person.

     3.26 Conduct of Business; Use of Name. The business carried on by Spectrum has been conducted directly by Spectrum, and not through any Affiliate or through any other Person. Spectrum owns and has the exclusive right, title and interest in and to the name "Spectrum Numismatics International, Inc." for corporate law purposes in the State of California, and except as set forth in
Schedule 3.26 to Spectrum's Knowledge no other Person has the right to use that name or any confusing variation on that name in the U.S. in connection with the operation of any business similar or related to the business conducted by Spectrum.

     3.27 Insurance. Schedule 3.27 lists all insurance policies held by or on behalf of Spectrum, and the premiums under and expiration dates of those policies. Each of those policies is in full force and effect and, to Spectrum's Knowledge, is valid and enforceable in accordance with its terms. Spectrum is not in default under any such policy nor has Spectrum failed to give any notice or present any claim under any such policy in due and timely fashion, and to Spectrum's Knowledge there exist no grounds for the insurer's canceling or avoiding any of those policies or increasing the premiums of those policies, or for reducing the coverage provided by those policies. Spectrum has previously provided GMAI with a copy of each of those policies.

     3.28 Brokers Or Finders. The Stockholders and their agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

     3.29 Year 2000 Compliance.

         (a) To Spectrum's knowledge, all computer hardware and software systems used by Spectrum, whether owned or licensed by Spectrum or a contractor and whether operated by Spectrum or a contractor (those systems, the "Systems"), are Year 2000 Compliant.

         (b) For purposes of this Section 3.29, "Year 2000 Compliant" means, with respect to any system, that prior to, during, and after January 1, 2000, that system will operate in all material respects during each such time periods without material error relating to date data, as more specifically set forth below:

(1) the system will not provide invalid or incorrect results as a result of date data, including date data that represent or reference different centuries or more than one century;

(2)      date rollovers will not cause erroneous processing;

(3) calculating using date data will be free of material errors over the range of dates that the system is expected to handle;

(4) explicit century values will be correctly stored and passed across all applicable interfaces (including user interfaces);

(5) all leap year values will be correctly calculated and processed across all applicable interfaces (including user interfaces);

(6)      two-digit century designations are assigned an appropriate century; and

(7) the systems has handled the date September 9, 1999, and stores and passes that date across all interfaces (including user interfaces).

     3.30 Affiliated Transactions. Schedule 3.30 lists any Contract between Spectrum and any of the Stockholders or any director, officer, employee or any other Affiliate of Spectrum or any of the Stockholders.

     3.31 Disclosure. No representation made by Spectrum in this Agreement is inaccurate in any material respect or omits to state a material fact necessary to make the statements made in this Agreement, in light of the circumstances under which they were made, not misleading.

     3.32 Pooling Matters. Spectrum has not been a subsidiary or division of another corporation at any time within two years prior to the date of this Agreement. Spectrum has no interest and has never had any interest, direct or indirect, as a shareholder or otherwise, in GMAI. Spectrum has not at any time within two years prior to the date of this Agreement (1) except for stock options exercised by Gregory N. Roberts, made any change in the equity interests in its voting common stock, including distributions to stockholders (other than normal dividend distributions, as determined by prior years' dividend practices), additional issuances, exchanges or retirements of securities, or (2) reacquired any shares of its voting common stock.

                                   ARTICLE 4
                             REPRESENTATIONS OF GMAI

         GMAI and Sub represent to Spectrum as follows:

     4.1 Organization and Good Standing. Each of GMAI and Sub is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation, with all necessary corporate power and authority to own or use its properties and assets and conduct its business as it is now being conducted. Each of GMAI and Sub is duly qualified to do business as a foreign corporation in, and is in good standing under the laws of, each state or other jurisdiction in which either the ownership or use of its properties and assets or the nature of the business conducted by it requires that it be so qualified, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect on GMAI.

     4.2 Authority.

         (a) GMAI and Sub have all requisite corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is party and to perform its obligations hereunder and thereunder. Execution and delivery of this Agreement and the other Transaction Documents to which it is party and performance by each of GMAI and Sub of its obligations hereunder and thereunder have been duly authorized, with respect to GMAI, by the board of directors of GMAI and, with respect to Sub, by the Board of Directors of Sub and by GMAI in its capacity as sole stockholder of Sub, and no other corporate proceedings on the part of GMAI and Sub are necessary with respect thereto other than, with respect to GMAI, approval by a the stockholders of GMAI.

         (b) This Agreement constitutes the valid and binding obligation of each of GMAI and Sub, enforceable in accordance with its terms, except as enforceability is limited by (1) any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, or similar law affecting creditors' rights generally, or (2) general principles of equity, whether considered in a proceeding in equity or at law.

     4.3 Consents. Neither GMAI nor Sub is required to obtain the Consent of any Person, including the Consent of any party to any Contract to which GMAI or Sub is a party, in connection with execution and delivery of this Agreement and performance of its obligations under this Agreement.

     4.4 No Violations. Execution and delivery by each of GMAI and Sub of this Agreement and the other Transaction Documents to which it is party and performance of its obligations hereunder and thereunder do not (1) violate any provision of its articles of incorporation or by-laws as currently in effect,
(2) conflict with, result in a breach of, constitute a default under (or an event that, with notice or lapse of time or both, would constitute a default under), accelerate the performance required by, result in the creation of any Lien upon any of its properties or assets under, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any Contract to which it is a party or by which any of its properties or assets are bound, or (3) violate any Law or Order currently in effect to which it is subject.

     4.5 Capitalization.

         (a) The authorized capital stock of GMAI consists of 20,000,000 shares of GMAI Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share ("GMAI Preferred Stock").

         (b) As of December 7, 1999, (1) there were approximately 6,872,745 shares of GMAI Common Stock issued and outstanding, (2) there were no shares of GMAI Preferred Stock issued and outstanding, (3) no shares of GMAI Common Stock were held in the treasury of GMAI, and (4) there were 37,500 shares of GMAI
Common Stock reserved for issuance under the GMAI 1993 Stock Option Plan, as amended, and under the GMAI 1997 Stock Incentive Plan.

         (c) All of the issued and outstanding shares of GMAI Common Stock have been duly authorized and are validly issued, fully paid, and nonassessable, and all shares of GMAI Common Stock that have been reserved for issuance will, upon issuance in compliance with the terms of the instruments pursuant to which they are to be issued, be duly authorized, validly issued, fully paid, and nonassessable.

         (d) When issued in accordance with the terms of this Agreement, the shares of GMAI Common Stock to be issued pursuant to the Merger will be duly authorized, validly issued, fully paid, and non-assessable.

         (e) Except as set forth in GMAI's 1999 Proxy Statement filed with the SEC, there are no options, warrants, or other Contracts to which GMAI is a party relating to the issuance, sale, or transfer of any equity securities or other securities of GMAI.

         (f) The authorized capital stock of Sub consists of 1,000 shares of common stock, par value $0.01 per share. All of the issued and outstanding shares of common stock of Sub have been duly authorized and are validly issued, fully paid, and nonassessable, and are owned by GMAI.

     4.6 Filings With the SEC.

         (a) Since January 1, 1997, GMAI has filed with the SEC all reports, proxy statements, forms, and other documents that has been required by law to file with the SEC (those documents, the "GMAI SEC Documents"). As of the date they were each filed, giving effect to any amendments, (1) the GMAI SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, in effect on the date of filing and (2) the GMAI SEC Documents do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         (b) Each of the GMAI financial statements (including the related notes) included in the GMAI SEC Documents have been prepared in accordance with GAAP consistently applied with past practice and on that basis present fairly, in all material respects, the financial position and the results of operations, changes in stockholders' equity, and cash flows of GMAI as of the respective dates of and for the periods referred to in these financial statements.

     4.7 Proceedings. There are no Proceedings pending or, to GMAI's Knowledge, threatened in writing against GMAI that question the validity of this Agreement or any of the other Transaction Documents or any action taken or to be taken in connection with the transactions contemplated by this Agreement or any of the other Transaction Documents.

     4.8 No Material Adverse Effect. Since January 1, 1999, there has been no event, circumstance or occurrence that, taken individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect on GMAI, except for general changes in the industry in which GMAI operates or in the economy.

     4.9 Brokers or Finders. GMAI and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

     4.10 Pooling Matters. To GMAI's knowledge and based upon consultation with its independent accounts, GMAI has provided to Spectrum and its independent accountants all information concerning actions taken or agreed to be taken by GMAI or any of its affiliates on or before the date of this Agreement, that, if taken, might reasonably be expected to affect adversely the ability of GMAI to account for the business combination to be effected by the Merger as a pooling of interests, and GMAI has no knowledge, after inquiry of its independent accountants, that such business combination cannot be accounted for in that manner. For purposes of this Section 4.10, references to "knowledge" mean to the actual knowledge of the Chief Executive Officer and Chief Financial Officer of GMAI.

                                   ARTICLE 5
                           CERTAIN OBLIGATIONS OF GMAI

     5.1 Board Representation. From the Effective Time, GMAI shall use its best efforts to have two nominees of the Stockholders reasonably acceptable to GMAI appointed to the board of directors of GMAI, either by appointing those nominees to any vacancies on the board of directors then existing or occurring thereafter, or by including those nominees in the slate of candidates proposed by the board of directors of GMAI at the next meeting after the Effective Time at which directors of GMAI are elected. Until such time as the Stockholders own fewer than 800,000 shares of GMAI Common Stock (as adjusted to reflect fully the effect of any stock split, reverse split, stock dividend, reorganization, recapitalization, split up, combination or exchange of shares), the Stockholders will be entitled to nominate two members of the board of directors of GMAI.

     5.2 Certain Records. GMAI shall permit Spectrum stockholders to retain (1) all records and correspondence of Spectrum relating to any proposed sale, merger, or similar transaction involving Spectrum, including any bids received from potential acquirors and analyses relating to GMAI, and (2) copies of tax returns, reports or forms filed on behalf of Spectrum and any information reasonably related thereto.

     5.3 Stockholders' Meeting; Materials to Stockholders.

         (a) GMAI shall, in accordance with Section 602 of the NYBCL and GMAI's articles of incorporation and by-laws, hold a special meeting of the Stockholders (the "Special Meeting") as promptly as practicable after the date hereof for the purpose of considering and taking action upon this Agreement and the Merger, but in any event no later than February 18, 2000.

         (b) GMAI shall (1) as promptly as practicable following the date of this Agreement prepare and mail to its stockholders a proxy statement containing information required to be disclosed to its stockholders in connection with the vote of its stockholders to approve this Agreement and the Merger (that proxy statement, together with any amendments or supplements, in each case in the form mailed to GMAI's stockholders, the "Proxy Statement"), and shall include in the Proxy Statement the recommendation of the board of directors of GMAI that the stockholders vote in favor of approval of the Merger and approval and adoption of this Agreement (which recommendation may not be withdrawn, amended or modified), and (2) otherwise comply in all material respects with all legal requirements applicable to the Special Meeting.

     5.4 Registration Exemption. GMAI shall within 20 days following the date of this Agreement prepare and file with the California Department of Corporations an application for a permit pursuant to section 25142 of the California Corporate Securities Law of 1968 (the "Permit Application") for purposes of qualifying the Merger Consideration for exemption from registration pursuant to
Section 3(a)(10) of the Securities Act.

     5.5 Interim Earnings Announcement. GMAI shall within 30 days following the initial 30-day period after the Effective Time file a Form 8-K or a press release of the combined financial statements of GMAI and Spectrum for that 30-day period satisfying the pooling requirements for combined financial statements.

     5.6 Tax Distribution. GMAI shall cause Spectrum to distribute pro rata to the Stockholders an amount of money equal to the Tax liability of the Stockholders attributable to their ownership interest in Spectrum arising out of Spectrum's operations from January 1, 2000 through the Effective Time, as reasonably determined by Spectrum's accountants. GMAI shall cause Spectrum to distribute that amount no later than 75 days after the close of that taxable period.

     5.7 Indebtedness. GMAI shall prior to or at the Closing cause to be removed all guarantees provided by Warren Trepp in connection with the credit facilities provided to Spectrum by Bank of America or shall cause to be made available to Spectrum one or more alternative credit facilities for purposes of paying off the balance of the Bank of America facility, and shall cause to be repaid all amounts owed by Spectrum to Friendly Capital Partners, L.P., the Fremont Trust dated May 16, 1994, and the Weled Family Trust dated February 10, 1994.


                                   ARTICLE 6
                     CERTAIN OBLIGATIONS OF THE STOCKHOLDERS

     6.1 No Encumbrances on Shares. Except pursuant to the terms of this Agreement, no Stockholder may, without the prior written consent of GMAI, directly or indirectly sell, assign, transfer, encumber or otherwise dispose of, or enter into any Contract with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any shares of Spectrum Common Stock prior to the earlier of the Closing or termination of this Agreement in accordance with its terms. No Stockholder may seek or solicit any such acquisition or sale, assignment, transfer, encumbrance or other disposition or any such Contract and shall notify GMAI promptly, and provide all details requested by GMAI, he or she is approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.

     6.2 Employment Agreements. At the Closing, subject to satisfaction or waiver of all conditions to the obligation of Spectrum to consummate the Merger, Mr. Roberts and Ms. Dinges shall each execute and deliver an employment
agreement   substantially   in  the  form  of  Exhibit  B-1  and  Exhibit   B-2,
respectively.

     6.3 Noncompetition Agreements. At the Closing, subject to satisfaction or waiver of all conditions to the obligation of Spectrum to consummate the Merger, Warren Trepp, Gregory N. Roberts and Elaine Dinges shall each execute and deliver a noncompetition agreement with Spectrum providing that for a term of five years from the Closing Date, and in as broad a geographic territory as counsel for Mr. Trepp, Mr. Roberts and Ms. Dinges and counsel for GMAI determine in good faith would be reasonably likely to be enforced under California law, it may not participate in a business that competes with Spectrum, with determination of the nature of any business that competes with Spectrum to be construed as broadly as counsel for

Mr. Trepp, Mr. Roberts and Ms. Dinges and counsel for GMAI determine in good faith would be reasonably likely to be enforced under California law.

     6.4 Agreement Regarding Sale of Shares. At the Closing, subject to satisfaction or waiver of all conditions to the obligation of Spectrum to consummate the Merger, the Stockholders shall execute and deliver the Agreement Regarding Sale of Shares substantially in the form of Exhibit C.

                                   ARTICLE 7
                         CERTAIN OBLIGATIONS OF SPECTRUM

     7.1 Operation of the Business of Spectrum. Between the date of this Agreement and the earlier of the Closing Date and termination of this Agreement in accordance with its terms, Spectrum shall:

(1) except as otherwise contemplated by this Agreement, conduct the business of Spectrum only in the Ordinary Course of Business;

(2) use commercially reasonable efforts to preserve intact the current business organization of Spectrum, keep available the services of the current officers, employees, and agents of Spectrum, and maintain the relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with Spectrum;

(3)      confer with GMAI concerning  operational  matters of a material nature;
         and

(4) otherwise report periodically to GMAI concerning the status of the business, operations, and finances of Spectrum.

     7.2 Negative Covenant. Except as otherwise contemplated by this Agreement or set forth on Schedule 7.2, between the date of this Agreement and the Closing Date Spectrum shall not without the prior consent of GMAI take any action that is reasonably likely to cause, or fail to take any action, which failure is reasonably likely to cause, the occurrence of any of the changes or events specified in Section 3.20.

     7.3 No Solicitation. Spectrum shall immediately cease any existing discussions or negotiations with any Persons conducted prior to the date hereof with respect to any merger, business combination, sale of assets (other than sales permitted by this Agreement), sale of shares of capital stock or other securities or similar transaction with respect to Spectrum involving any third party and any of the Stockholders or Spectrum (an "Acquisition Transaction"). Spectrum, its directors, officers, employees or other Affiliates will not, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any corporation, partnership, person or other entity or group (other than GMAI or its directors, officers, employees or other Affiliates or Representatives) concerning any Acquisition Transaction. Spectrum will promptly communicate to GMAI any such inquiries or proposals regarding an Acquisition Transaction and the terms thereof. Spectrum shall use its reasonable best efforts to enforce the applicable provisions of confidentiality agreements executed prior to the date hereof with other potential purchasers of Spectrum regarding the destruction or return of non-public, confidential or proprietary information concerning Spectrum provided to such parties pursuant to such confidentiality agreements.

     7.4 Registration Exemption. Spectrum shall cooperate with GMAI in the preparation and filing with the Permit Application for purposes of qualifying the Merger Consideration for exemption from registration pursuant to Section 3(a)(10) of the Securities Act.

     7.5 Certain Employment Agreement. Spectrum shall use its best efforts to encourage Andrew Glassman and Thad Olson to enter into employment agreements with Spectrum after the Effective Time.

     7.6 Access and Information. Between the date of this Agreement and the earlier of termination of this Agreement or the Effective Time, and without intending by this Section 7.6 to limit any of the other obligations of the parties under this Agreement, Spectrum shall give, and shall direct its accountants and legal counsel to give, GMAI and its Representatives, at reasonable times and without undue disruption to or interference with the normal conduct of the business and affairs of Spectrum, access as reasonably required in connection with the transactions provided for in this Agreement to all offices and other facilities and to all files, books and records of or pertaining to the business and properties of Spectrum , and shall furnish GMAI with such financial and operating data and other information with respect to the business and properties of Spectrum as GMAI may from time to time reasonably request. Spectrum shall cause its accountants to cooperate with GMAI and its Representatives in making available to GMAI all financial information GMAI reasonably requests, including, without limitation, the right to examine all working papers pertaining to all Tax Returns and financial statements prepared or audited by those accountants.

     7.7 Adjustments to Financial Statements. Spectrum shall prior to the Effective Time at the direction of GMAI make such adjustments to the Interim Balance Sheet as are necessary to make the Interim Balance Sheet comply with requirements for financial statements filed with the Securities and Exchange Commission pursuant to the rules and regulations promulgated under the Exchange Act.

     7.8 Updated Schedules.

         (a) Spectrum is as of the date of this Agreement providing GMAI with a preliminary set of schedules relating to representations made by the Stockholders and Spectrum in this Agreement, and Spectrum shall within the 10 business days following the date of this Agreement provide GMAI with an updated set of those schedules, which, subject to Section 7.8(b) will serve as the schedules of reference for purposes of determining the accuracy of the representations made by the Stockholders and Spectrum in this Agreement.

         (b) In the event that any updated schedule discloses facts or circumstances not disclosed in that schedule as provided to GMAI as of the date of this Agreement, and those facts or circumstances have had or would reasonably be expected to have a Material Adverse Effect on Spectrum, the original schedule will be the schedule of reference for purposes of determining the accuracy of that representation.

                                   ARTICLE 8
                    CONDITIONS TO CONSUMMATION OF THE MERGER

     8.1 Conditions to Obligations of GMAI and Sub. The obligation of GMAI and Sub to consummate the Merger is subject to the satisfaction, or waiver by GMAI, of the following conditions at or prior to the Closing:

(1) that there are no Proceedings pending or, to GMAI's Knowledge, threatened in writing against GMAI that challenge, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement or any of the other Transaction Documents;

(2) that no Order of any Governmental Body preventing consummation of the Merger is in effect;

(3) that the representations of Spectrum contained in this Agreement were accurate as of the date of this Agreement and are accurate as of the Closing Date, in all respects (in the case of any representation containing any materiality qualification) or in all material respects (in the case of any representation without any materiality qualification);

(4) that Spectrum has performed in all material respects those obligations contained in ARTICLE 7 that it is required to perform prior to the Effective Time;

(5) that GMAI has received a certificate signed by the chief executive officer of Spectrum, dated the Closing Date, to the effect that, to that officer's knowledge, the conditions set forth in clauses (3) and
         (7) of this Section 8.1 have been satisfied or waived;

(6) that the representations of the Stockholders contained in this Agreement were accurate as of the date of this Agreement and are accurate as of the Closing Date, in all respects (in the case of any representation containing any materiality qualification) or in all material respects (in the case of any representation without any materiality qualification);

(7) that the Stockholders have performed in all material respects those obligations contained in ARTICLE 7 that they are required to perform prior to the Effective Time;

(8) that GMAI has received a certificate signed by the Stockholders dated the Closing Date, to the effect that, to their knowledge, the conditions set forth in clauses (6) and (7) of this Section 8.1 have been satisfied or waived;

(9)      that Spectrum has executed the Merger Certificates;

(10) that GMAI has received from Spectrum a letter identifying all Persons who are or who may be deemed, immediately prior to the Effective Time, "Affiliates" of Spectrum for purposes of the rules and regulations of the SEC relating to pooling-of-interests accounting treatment for merger transactions (that letter, the "Affiliate Letter");

(11) that GMAI has received a written agreement substantially in the form of Exhibit D from each Person identified in the Affiliate Letter;

(12) that GMAI has received a copy of the articles of incorporation of Spectrum, certified by the Secretary of State of California, and a certificate of good standing for Spectrum from the Secretary of its State of California;

(13) that GMAI has received evidence reasonably satisfactory to it that the stockholders of each of GMAI and Spectrum have authorized each of GMAI and Spectrum, respectively, to execute and deliver this Agreement and the other Transaction Documents to which it is party and to perform its obligations hereunder and thereunder;

(14) that GMAI has received all certificates representing issued and outstanding shares of Spectrum Common Stock;

(15) that the Permit Application has been approved by the California Department of Corporations;

(16) that GMAI has received a written opinion of an investment bank or valuation company that the consideration GMAI is to receive in connection with the Merger is fair to GMAI from a financial point of view;

(17) that GMAI has received an opinion dated the Closing Date from Frye & Hsieh, LLP regarding the subject matters addressed in Section 2.4 and
         3.5 of this Agreement in form reasonably satisfactory to GMAI;

(18) that GMAI has received an opinion dated the Closing Date from Frye & Hsieh, LLP in form reasonably satisfactory to GMAI to the effect that, on the basis of the facts and representations set forth in that opinion, or set forth in writing elsewhere and referred to therein, for federal income tax purposes the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code and that no gain or loss will be recognized by, and there will be no corporate income tax liability to, GMAI or Spectrum by reason of the Merger;

(19) that GMAI has been provided with documentation satisfactory to it in its sole discretion evidencing that any employment agreements to which Spectrum is party have been terminated;

(20) that GMAI has been provided with documentation satisfactory to it in its sole discretion evidencing that that Shareholders Agreement dated as of February 22, 1991, between certain stockholders of Spectrum has been terminated; and

(21)     that the Stockholders have executed the Escrow Agreement.

     8.2 Conditions to Obligations of Spectrum. The obligation of Spectrum to consummate the Merger is subject to the satisfaction, or waiver by Spectrum, of the following conditions at or prior to the Effective Time:

(1) that here are no Proceedings pending or, to Spectrum's Knowledge, threatened in writing against Spectrum or any Stockholder that challenge, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement or the Transaction Documents;

(2) that no Order of any Governmental Body preventing consummation of the Merger is in effect;

(3) that Spectrum has obtained any Consent required by it in connection with its execution and delivery of this Agreement and its performance of its obligations under this Agreement;

(4) that each of the Stockholders has obtained any Consent required by him or her in connection with his or her execution and delivery of this Agreement and his or her performance of his or her obligations under this Agreement;

(5) that the representations of GMAI contained in this Agreement were accurate as of the date of this Agreement and are accurate as of the Closing Date, in all respects (in the case of any representation containing any materiality qualification) or in all material respects (in the case of any representation without any materiality qualification);

(6) that GMAI has performed in all material respects those obligations contained in ARTICLE 5 that it is required to perform prior to the Effective Time;

(7) that Spectrum has received a certificate signed by the chief executive officer of GMAI, dated the Closing Date, to the effect that, to such officer's knowledge, the conditions set forth in clauses (5) and (6) of this Section 8.2 have been satisfied or waived;

(8)      that Sub has executed the Merger Certificates;

(9)      that GMAI has executed and delivered Employment Agreements;

(10) that Spectrum has received a copy of the articles of incorporation of GMAI, certified by the Secretary of State of New York, a certificate of good standing for GMAI from the Secretary of its State of New York, a copy of the certificate of incorporation of Sub, certified by the Secretary of State of Delaware, and a certificate of good standing for GMAI from the Secretary of its State of Delaware;

(11) that Spectrum has received evidence reasonably satisfactory to it that the stockholders of GMAI have authorized GMAI to execute and deliver this Agreement and the other Transaction Documents to which it is party and to perform its obligations hereunder and thereunder;

(12) that the Permit Application has been approved by the California Department of Corporations; and

(13) that Spectrum has received an opinion of Kramer Levin Naftalis & Frankel LLP dated the Closing Date substantially to the effect that, on the basis of facts and representations set forth in that opinion, or set forth in writing elsewhere and referred to therein, for federal income tax purposes the Merger will constitute a reorganization within the meaning of

         Section 368(a) of the Code and no gain or loss will be recognized by Spectrum or its stockholders by reason of the receipt of the shares of GMAI Common Stock in the Merger (it being understood that that opinion will not extend to cash payments in lieu of fractional share interests).

                                    ARTICLE 9
                                   TERMINATION

     9.1 Termination. This Agreement may be terminated as follows, at any time prior to the Effective Time:

(1)      by written agreement of the parties;

(2) by either GMAI or Spectrum if the Closing has not occurred by March 1, 2000, except that the right to terminate this Agreement pursuant to this clause (2) will not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Merger to be consummated on or prior to that date;

(3) by either GMAI or Spectrum if a Governmental Body issues a nonappealable final Order having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, except that the right to terminate this Agreement pursuant to this clause (3) will not be available to any party whose failure to comply with Section 12.13 has contributed materially to the issuance of that Order;

(4) by either GMAI or Spectrum, if the requisite vote of stockholders of GMAI is not obtained by March 1, 2000, or if the stockholders of GMAI fail to approve the Merger and this Agreement at the Special Meeting;

(5) by GMAI, if any representation of Spectrum set forth in this Agreement was inaccurate when made or becomes inaccurate such that the condition set forth in Section 8.1(3) would not be satisfied (a "Spectrum Terminating Change"), or by Spectrum, if any representation of GMAI and Sub set forth in this Agreement was inaccurate when made or becomes inaccurate such that the condition set forth in Section 8.2(5) would not be satisfied (a "GMAI Terminating Change" and together with a Spectrum Terminating Change, a "Terminating Change"), in either case other than by reason of a Terminating Breach, except that if any such Terminating Change is curable prior to March 1, 2000, by Spectrum or GMAI, as the case may be, for so long as Spectrum or GMAI, as the case may be, continues to exercise its reasonable best efforts to effect such cure, GMAI or Spectrum, as the case may be, may not terminate this Agreement under this clause (5), but may to the extent authorized thereby terminate pursuant to any other provision of this Section 9.1;

(6) by GMAI or Spectrum, upon a breach of any obligation on the part of Spectrum or GMAI, respectively, set forth in this Agreement such that the conditions set forth in Sections 8.1(7) or 8.2(6), as the case may be, would not be satisfied (a "Terminating Breach"), provided that with the exception of any breach of Spectrum's obligations under

         Section 7.3, if any Terminating Breach is curable prior to March 1, 2000, by Spectrum or GMAI, as the case may be, for so long as Spectrum or GMAI, as the case may be, continues to exercise its reasonable best efforts to effect such cure, GMAI or Spectrum, as the case may be, may not terminate this Agreement under this clause (6), but may to the extent authorized thereby terminate pursuant to any other provision of this Section 9.1; or

(7) by Spectrum, if any time the Market Value of GMAI Common Stock falls below $8.00.

     9.2 Effect of  Termination.  If this  Agreement is  terminated  pursuant to
Section 9.1, this Agreement will cease to have any effect, and all obligations of the parties under this Agreement, other than those set forth in ARTICLE 10 and Sections 12.1, 12.2, 12.6 and 12.8, will terminate, except that if this Agreement is terminated by a party because of breach of this Agreement by another party or because one or more of the conditions to the terminating party's obligations under this Agreement are not satisfied as a result of another party's failure to comply with its obligations under this Agreement or the inaccuracy of any representation made in this Agreement by another party, the terminating party's right to pursue all legal remedies will survive that termination unimpaired. If GMAI or Spectrum terminates this Agreement due to failure of stockholders of GMAI to authorize, by March 1, 2000, GMAI to execute and deliver this Agreement and the other Transaction Documents to which it is party and to perform its obligations hereunder and thereunder, GMAI shall reimburse Spectrum for all reasonable Offset Expenses. For purposes of this
Section 9.2, the definition of Offset Expenses does not include the words "in excess of $200,000."

                                   ARTICLE 10
                                 INDEMNIFICATION

     10.1 Indemnification by Spectrum and the Stockholders. Spectrum (prior to the Effective Time) and the Stockholders (following the Effective Time) shall indemnify the GMAI Indemnitees, without duplication, against the following Indemnifiable Losses:

(1) Indemnifiable Losses arising out of breach by Spectrum or any of the Stockholders of any of their obligations under this Agreement;

(2)      Indemnifiable   Losses   arising   out   of  any   inaccuracy   in  any
         representation by Spectrum in this Agreement;

(3)      Indemnifiable   Losses   arising   out   of  any   inaccuracy   in  any
         representation by the Stockholders in this Article 2 (except for Sections 2.8 and 2.9); and

(4) Indemnifiable Losses arising out of the failure of the Stockholders to pay any and all Offset Expenses incurred by Spectrum in excess of the Offset Expenses set forth in the certificate provided pursuant to
         Section 12.8.

     10.2 Indemnification by GMAI. GMAI shall indemnify the Spectrum Indemnitees (prior to the Effective Time) and the Stockholders (after the Effective Time), without duplication, against the following Indemnifiable Losses:

(1) Indemnifiable Losses arising out of breach by GMAI of any of its obligations under this Agreement; and

(2) Indemnifiable Losses arising out of from any inaccuracy in any representation by GMAI in this Agreement.

     10.3 Procedures Relating to Indemnification. (a) In order to be entitled to indemnification under this ARTICLE 10 in connection with a claim made by any Person against any Person entitled to indemnification pursuant to this ARTICLE 10 (an "Indemnified Party"; any such claim, a "Third Party Claim"), that Indemnified Party must do the following:

(1) notify the Person or Persons obligated to indemnify it (the "Indemnifying Party") in writing, and in reasonable detail, of that Third Party Claim promptly but in any event within 10 business days after receipt of notice of that Third Party Claim, except that any failure to give any such notification will only affect the Indemnifying Party's obligation to indemnify the Indemnified Party if the Indemnifying Party has been prejudiced as a result of that failure; and

(2) deliver to the Indemnifying Party promptly but in any event within 10 business days after the GMAI Indemnitee receives them a copy of all notices and documents (including court papers) delivered to that GMAI Indemnitee relating to that Third Party Claim.

         (b) In the event of a Third Party Claim against one or more Indemnified Parties, the Indemnifying Party will be entitled to participate in the defense of that Third Party Claim and, if they so choose, to assume at their expense the defense of that Third Party Claim with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party. Should the
Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense of that Third Party Claim, except that if, under applicable standards of professional conduct, there exists a conflict on any significant issue between the Indemnified Party and the Indemnifying Party in connection with that Third Party Claim, the Indemnifying Party shall pay the reasonable fees and expenses of one additional counsel to act with respect to that issue to the extent necessary to resolve that conflict. If the Indemnifying Party assumes defense of any Third Party Claim, the Indemnified Party will be entitled to participate in the defense of that Third Party Claim and to employ counsel, at its own expense, separate from counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party will be entitled to control that defense. The Indemnifying Party will be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party did not assume the defense of any Third Party Claim (other than during any period in which the Indemnified Party failed to give notice of the Third Party Claim as provided above and a reasonable period after such notice). If the Indemnifying Party chooses to defend or prosecute a Third Party Claim, all the parties shall cooperate in the defense or prosecution of that Third Party Claim, including by retaining and providing to the Indemnifying Party records and information reasonably relevant to that Third Party Claim, and making employees available on a reasonably convenient basis. If the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will agree to any settlement, compromise or discharge of that Third Party Claim that the Indemnifying Party recommends and that by its terms obligates the Indemnifying Party to pay the full amount of liability in connection with that Third Party Claim, except that the Indemnifying Party may not without the Indemnified Party's prior written consent agree to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term that each claimant or plaintiff give to the Indemnified Party a release from all
liability  with  respect  to  that  Third  Party  Claim.   Whether  or  not  the
Indemnifying Party has assumed the defense of a Third Party Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, that Third Party Claim without the Indemnifying Party's prior written consent.

         (c) In order for one or more Indemnified Parties to be entitled to any indemnification under this Agreement in respect of a claim that does not involve a Third Party Claim (a "Claim"), the GMAI Indemnitee must reasonably promptly notify the Indemnifying Party of that Claim, and describe in reasonable detail the basis for that Claim, except that any failure to give any such notification will only affect the Indemnifying Party's obligation to indemnify the Indemnified Party if the Indemnifying Party has been prejudiced as a result of that failure. If the Indemnifying Party does not dispute that the Indemnified Party is entitled to indemnification with respect to that Claim by notice to the GMAI Indemnitee prior to the expiration of a 30-calendar-day period following receipt by the Indemnifying Party of notice from the Indemnified Party of that Claim, that Claim will be conclusively deemed a liability of the Indemnifying Party and the Indemnifying Party shall pay the amount of that liability to the Indemnified Party on demand or, in the case of any notice in which the amount of the Claim (or any portion thereof) is estimated, on such later date as the amount of the Claim (or any portion thereof) becomes finally determined. If the Indemnifying Party has timely disputed their liability with respect to the Claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of the Claim and, if the Claim is not resolved through negotiations, the Indemnified Party may pursue such remedies as may be available to enforce their rights to indemnification under this Agreement.

     10.4 Limitation on Indemnification.

         (a) GMAI's exclusive remedy with respect to any claims of GMAI under this Agreement will be pursuant to the indemnification provisions of this
ARTICLE 10.

         (b) Other than with respect to Sections 10.1(3), 10.1(4) and 10.5, GMAI may only recover from the Escrow Shares and other related property on deposit under the Escrow Agreement any amounts for which it is entitled to indemnification under this ARTICLE 10, and with respect to Section 10.5, GMAI shall first recover such amounts from the Escrow Shares and other related property under the Escrow Agreement until termination of the Escrow Agreement.

         (c) Other than with respect to Sections 10.1(3) and 10.1(4), the Stockholders will not be liable for any obligations under this ARTICLE 10 until the aggregate of any amounts for which GMAI is entitled to indemnification under this ARTICLE 10 exceeds $250,000, and will only be liable for that excess.

     10.5 Tax Indemnity.

         (a) Each of the Stockholders is jointly and severally liable for and indemnifies GMAI against Taxes owed by Spectrum for any taxable year or period that ends on or before the Effective Time except that the Stockholders will not be so liable if Spectrum owes any such Taxes as a result of any unilateral act or omission to act on the part of Spectrum after the Effective Time. Any payment under this Section 10.5 will be treated for tax purposes as an adjustment to the Merger Consideration.

         (b) The Stockholders shall cause to be filed when due unless extended allowed under the Code all Tax Returns required to be filed on behalf of Spectrum for taxable years or periods ending on or before the Effective Time.

         (c) After the Effective Time, each of the Stockholders and GMAI and the Surviving Corporation shall do the following:

(1) assist (and cause its Affiliates to assist) in all reasonable respects each of the others in preparing any Tax Returns that it is responsible for preparing and filing in accordance with this Section 10.5;

(2) cooperate in all reasonable respects in preparing for any audits of, or disputes with Governing Bodies regarding, any Tax Returns of Spectrum;

(3) make available to the others and to any Governmental Body as reasonably requested all information, records and documents relating to Taxes of Spectrum or the Surviving Corporation as successor in interest to Spectrum;

(4) provide timely notice to the other in writing of any pending or threatened tax audits or assessments of Spectrum or the Surviving Corporation as successor in interest to Spectrum for taxable periods for which the others may have a liability under this Section 10.5; and

(5) furnish the others with copies of all correspondence received from any Governmental Body in connection with any Tax audit or information request with respect to any such taxable period.

         (d) GMAI shall notify each of the Stockholders in writing upon receipt by GMAI of notice of any pending or threatened federal, state, local or foreign Tax audits or assessments that may affect the Tax liabilities of Spectrum for which the Stockholders would be required to indemnify GMAI, except that failure to comply with this Section 10.5(d) will not affect GMAI's right to indemnification pursuant to this Section 10.5 except to the extent that that failure materially impairs the Stockholders' ability to contest those Tax liabilities.

         (e) The Stockholders may represent Spectrum's interests in any Tax audit or Proceeding relating to Taxes allegedly owed by Spectrum for any taxable period ending on or before the Effective Time, and to employ counsel of their choice at their expense, except that GMAI and its Representatives will be permitted, at GMAI's expense, to be present at, and participate in, any such Proceeding. The Stockholders may not settle, either administratively or after commencement of litigation, any claim for Taxes without the prior written consent of GMAI.

                                   ARTICLE 11
                                   DEFINITIONS

       When used in this Agreement, the following terms have the following meanings:

         "Affiliate" means, with respect to any given Person, (1) any other Person at the time directly or indirectly controlling, controlled by or under common control with that Person, (2) any other Person of which that Person at the time owns or has the right to acquire, directly or indirectly, 10% or more on a consolidated basis of any class of the capital stock or other ownership interest, (3) any other Person which at the time owns or has the right to acquire, directly or indirectly, 10% or more of any class of the capital stock or other ownership interest of that Person, or (4) any director, officer or employee of that Person. For purposes of this Agreement, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "CGCL" means the General Corporation Law of the State of California.

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor law, and regulations issued by the IRS pursuant thereto.

         "Consent"   means  any   approval,   consent,   ratification,   filing,
declaration,   registration,  waiver,  or  other  authorization  (including  any
Permit).

         "Contract" means any written agreement, contract, obligation, promise, arrangement, or undertaking that is legally binding.

         "DGCL" means the General Corporate Law of the State of Delaware.

         "Environmental Claim" means any notice of violation, action, claim, demand, abatement or other order by any Governmental Body or any other Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects an the environment, or for fines, penalties or restrictions resulting from or based upon (i) the existence, or the continuation of the existence, of a Release (including, without limitation, sudden or non-sudden accidental or non-accidental Releases) of, or exposure to, any Hazardous Material in, into or onto the environment (including, without limitation, the air, soil, surface water or groundwater) at, in, by, from or related to any property owned, operated or leased by Spectrum or any activities or operations thereof; (ii) the transportation, storage, treatment or disposal of Hazardous Materials in connection with any property owned, operated or leased by the seller or its operations or facilities; or (iii) the violation, or alleged violation, of any Environmental Law or Order of any Governmental Body relating to environmental matters connected with any property owned, leased or operated by Spectrum.

         "Environmental Law" means any Law relating to the environment, natural resources, or public or employee health and safety, and includes the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., the Clean Water Act, 33 U.S.C. ss. 1251 et seq., the Clean Air Act, 33 U.S.C. ss. 2601 et seq., the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 et seq., and the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq.

         "ERISA" means the Employee Retirement Income Security Act of 1974 or any successor law, and regulations and rules issued pursuant thereto.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor law, and any rules or regulations issued pursuant thereto.

         "GAAP" means generally accepted United States accounting principles.

         "GMAI Indemnitees" means GMAI, each Affiliate of GMAI (including, after the Effective Time, Spectrum), and each of its respective Representatives and each of the heirs, executors, successors and assigns of any of the foregoing.

         "GMAI's Knowledge" means the actual knowledge after due inquiry of Greg Manning and James Smith.

         "Governmental Body" means any (1) nation, state, county, city, town, village, district, or other jurisdiction of any nature, (2) federal, state, local, municipal, foreign, or other government, (3) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal, including an arbitral tribunal), (4) multi-national organization or body, or (5) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

         "Hazardous Material" means any substance, material or waste which is regulated under Environmental Law, including, without limitation, any material, substance or waste that is defined as a "hazardous waste," "hazardous material," or "hazardous substance" under any provision of Environmental Law.

          "Indemnifiable Losses" means all losses, liabilities, Taxes, damages, deficiencies, obligations, fines, expenses, claims, demands, actions, suits, proceedings, judgments or settlements, whether or not resulting from Third Party Claims, incurred or suffered by an Indemnitee, including interest and penalties with respect thereto and out-of-pocket expenses and reasonable attorneys' and accountants' fees and expenses incurred in the investigation or defense of any of the same or in asserting, preserving or enforcing any of the Indemnity's rights hereunder, net of any amounts recovered or recoverable under any insurance policy.

         "Intellectual Property Assets" means, with respect to any Person, all trademarks, patents, copyrights, and any applications for registration thereof, and trade secrets of that Person, whether owned, used, or licensed by that Person as licensee or licensor.

         "IRS" means the United States Internal Revenue Service or any successor agency, and, to the extent relevant, the United States Department of the Treasury.

         "Law"   means  any   federal,   state,   local,   municipal,   foreign,
international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

         "Lien" means any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

         "Market Value of GMAI Common Stock" for any given day means the average (rounded to the nearest one-thousandth of a dollar) of the closing prices of GMAI Common Stock on the Nasdaq National Market for the 10 trading days ending on the third trading day prior to that day, as reported by the eastern edition of the Wall Street Journal or any other source agreed to in writing by GMAI and Spectrum;

         "Material Adverse Effect" means, with respect to any Person, a material adverse effect on the business, assets, properties, results of operations, or condition (financial or otherwise) of that Person.

         "Offset Expenses" means those transaction costs and expenses incurred by Spectrum in excess of $200,000 for professional services rendered or performed in connection with, arising out of, or directly in anticipation of, the Merger and the other transactions contemplated by this Agreement or any of the other Transaction Documents (including the related fees and expenses of accountants, counsel and financial advisors).

         "Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, arbitral tribunal, administrative agency, or other Governmental Body.

         "Ordinary Course of Business" means, with respect to an action taken by a Person, that that action is (1) consistent with the past practices of that Person and taken in the ordinary course of the normal day-to-day operations of that Person, and (2) is not required to be authorized by the board of directors of that Person (or by any Person or group of Persons exercising similar authority).

         "Permit" means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law.

         "Permitted  Lien" means (1) any Lien for taxes that are not yet due, or
(2) any carrier's, warehouseman's, mechanic's, materialman's, repairman's, landlord's, lessor's or similar statutory Lien incidental to the ordinary course of business.

         "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, Governmental Body or other entity.

         "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body.

         "Release" means any release, spill, emission, leaking, pumping, pouring, dumping, emptying, injection, deposit, disposal, discharge, dispersal, leaching, or migration on or into the indoor or outdoor environment or into or out of any property.

         "Remedial Action" means all actions, including, without limitation, any capital expenditures, required by any Governmental Body to (1) clean up, remove, treat, or in any other way address any Hazardous Material or other substance,
(2) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material or other substance so it does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (3) perform pre-remedial studies and investigations or post-remedial monitoring, or (4) bring facilities on any property owned, operated or leased by Spectrum and the facilities located and operations conducted thereon into compliance with all Environmental Laws.

         "Representative" means with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of that Person, including legal counsel, accountants, and financial advisors.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor law, and rules or regulations issued pursuant thereto.

         "Spectrum Indemnitees" means Spectrum, each Affiliate of Spectrum, and each of its respective Representatives and each of the heirs, executors, successors and assigns of any of the foregoing.

         "Spectrum's Knowledge" means the actual knowledge after due inquiry of Gregory N. Roberts and Elaine Dinges.

         "Tax Benefit" means the present value (determined using the applicable long-term federal rate as defined in Section 1274(d) of the Code, or any successor provision) of any present or future deduction, expense, loss, increase in asset basis, credit or refund realized by GMAI, the GMAI Indemnitees or any affiliate thereof.

         "Tax Cost" means the present value (determined using the applicable long-term federal rate as defined in Section 1274(d) of the Code, or any successor provision) of any present or future any income, gain, loss of deduction, or decrease in asset basis realized by GMAI, the GMAI Indemnitees or any affiliate thereof.

         "Taxes" means all taxes, duties, assessments or governmental charges, including income, gross receipts, windfall profits, value added, severance, property, production, sales, use, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties, imposed by any Governmental Body having the power to tax.

         "Tax Return" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Law relating to any Tax.

         "Transaction Documents" means this Agreement, the Registration Rights Agreement, the Escrow Agreement, and the other documents to be executed and delivered by the parties as contemplated under this Agreement.

         "Transfer Taxes" means all excise, sales, use, transfer (including real property transfer or gains), stamp, documentary, filing, recordation and other similar Taxes (but excluding Taxes based on income) resulting directly or indirectly from the Merger together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

                                   ARTICLE 12
                                  MISCELLANEOUS

     12.1 Governing Law. This Agreement is governed by the laws of the State of New York, without giving effect to principles of conflict of laws, except that the Merger is governed by the laws of the State of Delaware and California.

     12.2 Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement must be brought against any of the parties in the courts of the State of New York, County of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties consents to the jurisdiction of those courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any such action or proceeding may be served by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 12.4. Nothing in this Section 12.2, however, affects the right of any party to serve legal process in any other manner permitted by law.

     12.3 Survival of Representations. The representations made in this Agreement by the parties will survive until the first anniversary of the Closing, except that the representations made by Spectrum in Section 3.16 will survive until the applicable statute of limitations.

     12.4 Notices.

         (a) Every notice or other communication required or contemplated by this Agreement must be in writing and sent by one of the following methods: (1) personal delivery, in which case delivery is deemed to occur the day of delivery; (2) certified or registered mail, postage prepaid, return receipt requested, in which case delivery is deemed to occur the day it is officially recorded by the U.S. Postal Service as delivered to the intended recipient; or
(3) next-day delivery to a U.S. address by recognized overnight delivery service such as Federal Express, in which case delivery is deemed to occur upon receipt. In each case, a notice or other communication sent to a party must be directed to the address for that party set forth below, or to another address designated by that party by written notice:

         If to GMAI or Sub, to:

         Greg Manning Auctions, Inc.
         775 Passaic Avenue
         West Caldwell, NJ  07006
         Attention: Mr. Greg Manning


         with a copy to:

         Kramer Levin Naftalis & Frankel LLP
         919 Third Avenue
         New York, NY  10022
         Attention: Scott S. Rosenblum, Esq.


         If to Spectrum, to:

         Spectrum Numismatics International, Inc.
         P.O. Box 1853
         Irvine, CA  92623
         Attention: President


         with a copy to:

         Frye & Hsieh, LLP
         24955 Pacific Coast Highway
         Suite A201
         Malibu, CA  90265-4747
         Attention: Douglas Frye, Esq.

         If to Warren Trepp, to:

         Mr. Warren Trepp
         585 Lakeshore Boulevard
         Incline Village, NV  89450

         If to Gregory N. Roberts, to:

         Mr. Gregory N. Roberts
         2625 Saint Andrews
         Tustin, CA 92660


         If to Elaine Dinges, to:

         Ms. Elaine Dinges
         53 Delcourt Drive
         Newport Beach, CA 92660

         (b) Notice not given in writing is effective only if acknowledged in writing by a duly authorized Representative of the party to which it was given.

     12.5 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     12.6 Public Announcements.

         (a) The parties shall cooperate with respect to any public statement regarding the transactions contemplated by this Agreement or any of the other Transaction Documents.

         (b) Spectrum may not make any public statement regarding the transactions contemplated by this Agreement or any of the other Transaction Documents without the prior written consent of GMAI, which GMAI may not unreasonably withhold, unless Spectrum (1) believes, based upon advice of counsel, that they are required by law to make that public statement, (2) makes commercially reasonable efforts to limit or avoid making that public statement,
(3) provides GMAI with prior written notice of that public statement, and (4) makes any changes to that public statement that GMAI reasonably requests.

         (c) GMAI may not make any public statement regarding the transactions contemplated by this Agreement or any of the other Transaction Documents without the prior written consent of Spectrum, which Spectrum may not unreasonably withhold, unless GMAI (1) believes, based upon advice of counsel, that it is required by law to make that public statement, (2) makes commercially reasonable efforts to limit or avoid making that public statement, (3) provides Spectrum with prior written notice of that public statement, and (4) makes any changes to that public statement that Spectrum reasonably request.

     12.7 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

     12.8 Expenses. Except as provided in Section 9.2, if the Merger is not consummated, each party shall bear its own transaction expenses (including fees and disbursements of counsel, investment bankers and accountants). In the event the Merger is consummated, GMAI and the Surviving Corporation shall be and remain responsible for their costs and expenses and, additionally, the Surviving Corporation shall be responsible for the Offset Expenses set forth on the listing contemplated below, and shall pay the Offset Expenses upon presentation of invoice at or promptly following the Closing. No later than two business days before the Closing Date, Spectrum shall deliver to GMAI a certificate setting forth a complete listing, or reasonably accurate estimate of, the Offset Expenses.

     12.9 Entire Agreement. This Agreement and the other agreement provided for in this Agreement, together with all exhibits and schedules hereto and thereto, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

     12.10 Counterparts. This Agreement may be executed in several counterparts, each of which is an original and all of which together constitute one and the same instrument.

     12.11 No Third-Party Rights. Nothing expressed or referred to in this Agreement gives any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement, and this Agreement and all of its provisions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     12.12 Pooling Accounting and Tax Treatment. Each party shall use its best efforts to cause the business combination to be effected by the Merger to be accounted for as a pooling-of-interests. Each party hereto shall use its best efforts to cause its respective Affiliates not to take any action that would adversely affect the ability of GMAI to account for the business combination to be effected by the Merger as a pooling-of-interests. None of GMAI, Sub, Spectrum or any Stockholder may take any action, including, without limitation, the acceleration of vesting of any options, restricted stock or other rights to acquire shares of the capital stock of the Spectrum, which would reasonably be expected to (1) interfere with GMAI's ability to account for the Merger as a pooling-of-interests or (2) cause the Merger to fail to qualify as a tax-free reorganization under Section 368 of the Code.

     12.13 Best Efforts. Upon the terms and subject to the conditions of this Agreement, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement or any of the other Transaction Documents as promptly as practicable including, but not limited to, (i) the preparation and filing of all forms, registrations and notices required to be filed to consummate the transactions contemplated by this Agreement or any of the other Transaction Documents and the taking of such actions as are necessary to obtain any requisite approvals, consents, orders, exemptions or waivers by any third party or Governmental Body and

(ii) the satisfaction of all conditions to Closing at the earliest possible time. Each party shall promptly consult with the other with respect to, provide any necessary information not subject to legal privilege with respect to, and provide the other (or its counsel) copies of, all filings made by such party with any Governmental Body or any other information supplied by that party to a Governmental Body in connection with this Agreement or any of the other Transaction Documents and the transactions contemplated hereby and thereby.

         The undersigned hereby execute this Agreement on the date stated in the introductory clause.

                                    GREG MANNING AUCTIONS, INC.


                                    By:______________________________
                                       Greg Manning
                                       President


                                    SPECTRUM ACQUISITION, INC.


                                    By:______________________________
                                       Greg Manning
                                       President


                                    SPECTRUM NUMISMATICS
                                      INTERNATIONAL, LTD.


                                    By:______________________________
                                       Gregory N. Roberts
                                       President


                                    By:______________________________
                                       Elaine Dinges
                                       Secretary


                                    __________________________________
                                    WARREN TREPP, as trustee of the
                                    Rabard Trust dated August 25, 1989


                                    __________________________________
                                    GREGORY N. ROBERTS


                                    __________________________________
                                    SHARON ROBERTS


                                    __________________________________
                                    ELAINE DINGES

                                                                       EXHIBIT A

                                ESCROW AGREEMENT


         This Escrow Agreement (this "Agreement") is dated December __, 1999, and is between GREG MANNING AUCTIONS, INC., a New York corporation ("GMAI"), WARREN TREPP, as trustee of the Rabard Trust dated August 25, 1989, GREGORY N. ROBERTS, ELAINE DINGES (each a "Stockholder" and collectively the "Stockholders"), DOUGLAS FRYE, as the initial representative of the Stockholders (the "Stockholder Representative"), and ________________________, as escrow agent (the "Escrow Agent").

         GMAI, the Stockholders, Spectrum Acquisition, Inc., a California corporation and a wholly-owned subsidiary of GMAI ("Sub"), and Spectrum Numismatics International, Inc., a California corporation ("Spectrum"), are parties to a Merger Agreement pursuant to which GMAI is acquiring all the issued and outstanding capital stock of Spectrum by means of a merger of Sub into Spectrum (that agreement, the "Merger Agreement"). Any capitalized term used in, but not defined in, this Agreement is as defined in the Merger Agreement.

         The Merger Agreement requires that at the Effective Time GMAI deposit with an escrow agent a number of shares of GMAI Common Stock equal to 10% of the Merger Consideration, and if GMAI is entitled to indemnification under the Merger Agreement, it may in specified circumstances only recover those losses by claiming escrow shares. The Merger Agreement also requires that those escrow shares be held and disbursed by an escrow agent pursuant to an escrow agreement.

         The parties therefore agree as follows:

     1. Establishment of Escrow Account. As promptly as practicable after the Effective Time, GMAI shall provide the Escrow Agent with one or more stock certificates representing 10% of the Merger Consideration (those shares, the "Escrow Shares") together with, for each such certificate, a stock power executed in blank by the appropriate Stockholder. The Escrow Agent or its nominee shall, subject to the terms of this Agreement, hold in escrow, and dispose of, the Escrow Shares and any and all property, including shares of GMAI Common Stock or other securities and cash amounts, declared and paid as a dividend or other distribution on or with respect to the Escrow Shares (that which is so held in escrow, the "Escrow Account").

     2. Voting of Escrow Shares. Unless and until they are returned to GMAI or delivered to the Stockholders pursuant to the terms of this Agreement, only the Stockholders may vote the Escrow Shares and any other voting securities held in the Escrow Account.

     3. Tax  Matters.  To the extent  permitted  by  applicable  law,  including
Section 468B(g) of the Internal Revenue Code of 1986, as amended (the "Code"), each Stockholder shall include all amounts earned on the Escrow Shares in his or her gross income for federal, state and local income tax (collectively, "income tax") purposes and pay any income tax resulting therefrom. Each Stockholder has furnished the Escrow Agent with all information necessary to enable the Escrow Agent to comply with any applicable reporting and backup withholding requirements of the Code and all reporting and withholding information.

     4. Nonencumbrance of Escrow Shares. Except as contemplated under this Agreement, prior to the date the Escrow Agent is required to deliver the Escrow Shares to the Stockholders, no Stockholder may pledge, hypothecate, or incur any lien or encumbrance on, or permit to be taken by any legal or equitable process in satisfaction of any debt or other liability, any of the Escrow Shares or any beneficial interest therein,.

     5. Claims or Disputes Against Escrow Account. (a) At any time prior to the Termination Date (as defined in Section 7), GMAI may make claims against the Escrow Account for amounts due for indemnification or reimbursement under
Article 9 of the Merger Agreement. GMAI shall notify the Stockholder Representative and the Escrow Agent in writing of each such claim. In each such notice GMAI must do the following:

(1) state that GMAI has paid or incurred, or anticipates that it may be required to pay or may incur, losses in a stated amount;

(2) specify in reasonable detail (to the extent then ascertainable) individual items of loss included in the amount so stated, the date each such item was paid or incurred, or the basis for any anticipated liability;

(3) specify the nature of the claim to which each such item is related, and the specific section of the Merger Agreement upon which the claim is based; and

(4) include a representation from GMAI to the effect that GMAI has delivered a copy of the notice to the Stockholder Representative prior to or simultaneously with delivery of the notice to the Escrow Agent.

               (b) The Escrow Agent is not required to ascertain whether the Stockholder Representative has received a copy of any notice to the Escrow Agent from GMAI. Upon receiving any notice from GMAI, the Escrow Agent shall immediately advise GMAI and Stockholder Representative, and the Stockholder Representative shall advise GMAI and the Escrow Agent in writing, of the date on which it received that notice, which date will be deemed correct (absent manifest error). In the event that the amount subject to the claim is unliquidated, GMAI shall make a good faith estimate as to the amount of the claim.

               (c) The Stockholder Representative may dispute any claim made by GMAI by giving written notice to GMAI and to the Escrow Agent within 15 business days after the date on which it received from GMAI the notice relating to that claim (that 15-day period, the "Response Period"). If the Escrow Agent receives the Stockholder Representative's notice within the Response Period, the Escrow Agent may presume that the notice was received by GMAI within the Response Period.

               (d) If the Stockholder Representative gives a timely written notice of dispute pursuant to Section 5(c), the Escrow Agent shall continue to hold the Escrow Account in accordance with the terms of this Agreement. If the Stockholder Representative does not give timely written notice disputing a claim, the Stockholders will be deemed to have acknowledged that the full amount of that claim as stated in the claim may be paid out of the Escrow Account, and the Escrow Agent shall promptly pay that claim from the Escrow Account to GMAI after expiration of the Response Period. The Escrow Agent shall pay that claim first in Escrow Shares

(each share being valued on the basis of the Escrow Share Value as defined in Section 5(g)), and, thereafter, if the claim has not been paid in full, in any other assets then constituting part of the Escrow Account having a value equal to the remaining amount of that claim. Upon payment of any claim, the Escrow Agent shall provide the Stockholder Representative and GMAI with a written notice evidencing what the payment consisted of and how any Escrow Shares were valued.

               (e) The Escrow Agent shall effect any payment or delivery of Escrow Shares to GMAI (to the extent that payment or delivery is permitted under this Agreement) by surrendering the certificate or certificates representing those Escrow Shares to GMAI's transfer agent (American Stock Transfer & Trust Company) or another transfer agent designated by GMAI in writing to the Escrow Agent) for cancellation and transfer, on condition that the Escrow Agent have received previously a copy of a letter from GMAI to GMAI's transfer agent (a copy of which GMAI shall also provide to the Stockholder Representative) instructing the transfer agent to promptly issue to the Escrow Agent, upon receiving from the Escrow Agent pursuant to this Section 5(e) one or more certificates representing Escrow Shares, a new certificate or certificates representing the surplus Escrow Shares after giving effect to that payment or delivery. The Escrow Agent shall effect any payment or delivery of assets in the Escrow Account other than the Escrow Shares (to the extent that such payment or delivery is permitted under this Agreement) in accordance with GMAI's written direction from time to time.

               (f) If the amount of the claim exceeds the aggregate value of the Escrow Account, neither the Escrow Agent nor the Stockholders will be liable for any deficiency.

               (g) The value per share of the Escrow Shares for purposes of this Agreement is $14.25 (the "Escrow Share Value"), except that the Escrow Share Value will be appropriately increased or decreased in the event of any combination or splitup (by way of stock dividend or otherwise) of GMAI Common Stock. The Escrow Agent may make a good faith determination of the number of Escrow Shares required to pay a claim, or it may rely on the determination of GMAI, on condition that each such determination be based upon the Escrow Share Value.

               (h) All payments made by the Escrow Agent pursuant to any claim (other than claims against any Stockholder for inaccuracy of any of the representations made by him or her in Article 2 of the Merger Agreement) must be applied to the Stockholders pro rata in accordance with their respective percentages as set forth on Schedule 1. All claims paid out of the Escrow Shares with respect to each Stockholder must be rounded down to the nearest whole share. Under no circumstances will the Stockholders have any right to substitute other property for the Escrow Account.

               (i) The Escrow Agent will not be liable for its performance of any calculations pursuant to this Section 5, including any determination with respect to the number of Escrow Shares required to pay a claim pursuant to this
Section 5, except in the event of its gross negligence or willful misconduct in performing those calculations.

     6. Disputed Claims. (a) If the Stockholder Representative disputes a claim of GMAI as provided in Section 5, the Escrow Agent shall set aside a number of Escrow Shares equal to the amount of the claim as set forth in the notice of the claim divided by the Escrow Share Value (the "Set Aside Amount"). In the event GMAI notifies the Escrow Agent in writing that GMAI has made or anticipates that it will incur out-of-pocket expenditures or legal expenses in connection with any such disputed claim with respect to which it is entitled to be indemnified or reimbursed under the Merger Agreement, the Escrow Agent shall set aside a number of Escrow Shares having an aggregate value equal to the amount of those incurred or anticipated expenditures (to the extent they are reasonable), which amount will be included in the Set Aside Amount. If GMAI and the Stockholder Representative agree in writing, or it is determined through a proceeding described in Section 6(b) that GMAI is not entitled to indemnification or reimbursement with respect to that claim, the Escrow Agent shall no longer set aside that number of Escrow Shares but shall continue to hold those Escrow Shares, subject to the terms and conditions otherwise herein contained.

         (b) If within 30 days of its receipt of notice from the Stockholder Representative of a dispute the Escrow Agent does not receive written notice executed by GMAI and the Stockholder Representative to the effect that the disputed claim has been resolved, the Escrow Agent shall continue to hold the Set Aside Amount until directed to dispose of it pursuant to (1) a final non-appealable order of a court of competent jurisdiction or (2) instructions or directions furnished in writing signed by both the Stockholder Representative and GMAI. Upon receipt of such an order or direction, the Escrow Agent shall promptly comply with that order or direction. In no event will the Escrow Agent be responsible for any fees or expenses of any party to any litigation or proceeding.

     7. Termination; Distribution of Escrow Account. (a) This Agreement terminates on the earlier of (1) the first anniversary of the date of this Agreement, (2) the issuance of the first independent audit report for GMAI for the fiscal year ending June 30, 2000, and (3) when there are no longer any Escrow Shares or other assets constituting part of the Escrow Account (that date, the "Termination Date"), except that if the Termination Date is as specified in either clause (1) or clause (2) of this Section 7(a), there remain assets in the Escrow Account, and there exists one or more outstanding claims as to which the Escrow Agent has received notice pursuant to Section 5 prior to the Termination Date, this Agreement will continue in effect until those claims have been resolved and paid in full.

         (b) GMAI shall provide the Escrow Agent with reasonable advance written notice of the Termination Date, and when the Termination Date has occurred it shall promptly notify the Escrow Agent in writing. Failure by GMAI to so notify the Escrow Agent will not postpone the Termination Date.

         (c) On the Termination Date or as soon thereafter as is practicable, the Escrow Agent shall distribute all assets then remaining in the Escrow
Account, with interest (if any), less (1) the number of Escrow Shares constituting any Set Aside Amount and (2) the number of Escrow Shares having a value equal to the amount specified in any notice of a claim delivered to the Escrow Agent pursuant to Section 5 prior to the Termination Date with respect to which no Set Aside Amount has yet been established (assuming that the Escrow Agent has not otherwise been instructed by GMAI and the Stockholder Representative).

         (d) Once all remaining claims under this Agreement have been resolved and the Escrow Agent has received a written notice executed by GMAI and the Stockholder Representative to that effect (or a copy of a court order pursuant to Section 6(b) to that effect) and any Escrow Shares or other assets to be distributed to GMAI in connection therewith have been so distributed, the Escrow Agent shall distribute all assets then remaining in the Escrow Account, if any, to the Stockholders pro rata in accordance with their respective percentages set forth on Schedule 1, and this Agreement will then terminate.

         (e) The Escrow Agent shall effect such distributions of Escrow Shares as it is required to make to the Stockholders under this Agreement by surrendering the Escrow Shares to GMAI's stock transfer agent for cancellation and transfer, on condition that it have received a copy of an irrevocable instruction from GMAI to GMAI's transfer agent instructing the transfer agent to immediately issue certificates for those Escrow Shares pro rata to the Stockholders and send them to the Stockholder via overnight courier. GMAI shall issue any such letter promptly.

     8. Escrow Agent. (a) GMAI shall pay any fees of the Escrow Agent as GMAI and the Escrow Agent may reasonably agree upon in connection with its execution of this Agreement and performance of its obligations under this Agreement. The Escrow Agent is also entitled to be reimbursed reasonable attorneys' fees and expenses and other reasonable out-of-pocket expenses it incurs in performing its obligations under this Agreement or in defending itself in any action in which it becomes involved arising out of this Agreement.

         (b) The Escrow Agent will not be liable for any act or omission to act under this Agreement, including any and all claims made against the Escrow Agent as a result of its holding the Escrow Account in its own name, except as a result of its own negligence or willful misconduct or intentional failure to comply with its obligations under this Agreement. Under no circumstances will the Escrow Agent be liable for any special, punitive or consequential damages.

         (c) GMAI shall indemnify the Escrow Agent from any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses, including but not limited to reasonable attorneys' fees and expenses (collectively, "Damages"), claimed against or incurred by the Escrow Agent arising out of or related, directly or indirectly, to this Agreement, other than Damages arising out of or related to the Escrow Agent's gross negligence or willful misconduct or intentional failure to comply with its obligations under this Agreement. The Stockholders, severally but not jointly, shall promptly reimburse GMAI for any Damages from which GMAI has indemnified the Escrow Agent arising out of any action or omission to act on the part of any of the Stockholders or the Stockholder Representative.

         (d) The Escrow Agent may act upon any instrument or signature believed by it to be genuine and may assume that any Person purporting to give any notice or instruction under this Agreement and reasonably believed by it to be authorized has been duly authorized to do so.

         (e) The Escrow Agent's duties will be determined only with reference to this Agreement and applicable laws, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in connection with any other document or agreement, including, but not limited to, the Merger Agreement (except with respect to defined terms contained in the Merger Agreement that are used in this Agreement). In the event that the Escrow Agent is uncertain as to its duties or rights under this Agreement, the Escrow Agent may refrain from taking any action other than to keep safe the Escrow Account until it (1) has received written instructions signed by GMAI and the Stockholder Representative or (2) is directed otherwise by a court of competent jurisdiction.

         (f) The Escrow Agent may at any time resign as escrow agent under this Agreement by giving written notice of its resignation to GMAI and the Stockholder Representative at least 30 days prior to the date that the Escrow Agent specifies its resignation is to take effect. In that event, GMAI and the Stockholder Representative shall negotiate in good faith to appoint a successor escrow agent prior to the effective date of the Escrow Agent's resignation. Upon the effective date of the Escrow Agent's resignation, the Escrow Agent shall deposit the Escrow Account with the successor escrow agent or, if GMAI and the Stockholder Representative have not appointed a successor escrow agent, with a court of competent jurisdiction to act as successor escrow agent.

         (g) The Escrow Agent may be removed for any reason by agreement of GMAI and the Stockholder Representative. Upon the effective date of removal of the Escrow Agent, the Escrow Agent shall deposit the Escrow Account with the successor escrow agent or, if GMAI and the Stockholder Representative have not appointed a successor escrow agent, with a court of competent jurisdiction to act as successor escrow agent.

         (h) Upon the delivery of the Escrow Fund pursuant to Section 8(f) or 8(g) to a successor escrow agent or court, the Escrow Agent will have not further liability under this Agreement except in connection with prior acts. Any successor escrow agent must agree to be bound by the terms of this Agreement.

         (i) In the event that the Escrow Agent is at any time confronted with inconsistent or conflicting claims or demands by any of the parties, the Escrow Agent may interplead those parties in any court of competent jurisdiction and request that that court determine the respective rights of those parties with respect to this Agreement and, upon doing so, the Escrow Agent will have no further responsibility to any party as a consequence of those claims or demands.

         (j) The Escrow Agent may exercise any of its rights or perform any of its obligations under this Agreement either directly or by or through its agents or attorneys. The Escrow Agent is not required to examine, inquire into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any amendment or supplement to this Agreement.

     9. Stockholder Representative. (a) The Stockholders have appointed the Stockholder Representative (and any successor appointed in accordance with this
Section 9) as agent and attorney-in-fact, to serve as the Stockholder Representative under this Agreement and to take all actions pursuant to this Agreement. This appointment is coupled with an interest and is irrevocable, except as expressly set forth herein with respect to appointing a successor Stockholder Representative.

         (b) The Stockholder Representative is authorized to take any action deemed by him appropriate or necessary to carry out the provisions of, and to determine the rights of the Stockholders under, this Agreement. The Stockholder Representative shall serve as the agent of the Stockholders for all purposes related to this Agreement, including without limitation service of process upon the Stockholders. By his execution of this Agreement, the Stockholder
Representative accepts and agrees to diligently discharge the duties and responsibilities of the Stockholder Representative set forth in this Agreement. The authorization and designation of the Stockholder Representative under this
Section 9 is binding upon the successors, assigns, heirs and personal representatives of each of the Stockholders. GMAI and the Escrow Agent may rely upon this authorization and designation in dealing with the Stockholder Representative, and are not required to inquire into the authority of any Person reasonably believed by either of them to be the Stockholder Representative.

         (c) All elections and decisions of the Stockholder Representative under this Agreement will be conclusive, valid, binding and enforceable upon the Stockholders. The Stockholder Representative shall keep the Stockholders reasonably informed of any material elections and decisions he makes in his capacity as Stockholder Representative.

         (d) The Stockholder Representative is entitled to such compensation for his services under this Agreement as the Stockholders and the Stockholder Representative agree upon.

         (e) The parties acknowledge that the Stockholder Representative is acting as such as a matter of convenience to the Stockholders and will not be liable under this Agreement for his actions taken in furtherance of the authority granted in this Agreement except to the extent of his obligations as a Stockholder.

         (f) In the event the Stockholder Representative dies, resigns or otherwise terminates his status as such or is removed by a majority in interest of the Stockholders for which the Escrow Account is held (a "Majority in Interest"), he will be succeeded by any Person appointed by a Majority in Interest. If the Stockholders fail for any reason to elect a new Stockholder
Representative and during any period in which a vacancy exists, ___________ shall serve as the Stockholder Representative until a new Stockholder Representative is elected as provided in this Section 9(f).

     10. Governing Law. This Agreement is governed by the laws of the State of New York, without giving effect to principles of conflict of laws.

     11. Binding Effect. This Agreement is binding upon and inures to the benefit of the parties and their respective heirs, successors and permitted assigns.

     12. Notices.

         (a) Every notice or other communication required or contemplated by this Agreement must be in writing and sent by one of the following methods: (1) personal delivery, in which case delivery is deemed to occur the day of delivery; (2) certified or registered mail, postage prepaid, return receipt requested, in which case delivery is deemed to occur the day it is officially recorded by the U.S. Postal Service as delivered to the intended recipient; or
(3) next-day delivery to a U.S. address by recognized overnight delivery service such as Federal Express, in which case delivery is deemed to occur upon receipt. In each case, a notice or other communication sent to a party must be directed to the address for that party set forth below, or to another address designated by that party by written notice:

         If to GMAI to:

         Greg Manning Auctions, Inc.
         775 Passaic Avenue
         West Caldwell, NJ  07006
         Attention: Mr. Greg Manning


         with a copy to:

         Kramer Levin Naftalis & Frankel LLP
         919 Third Avenue
         New York, NY  10022
         Attention: Scott S. Rosenblum, Esq.


         If to the Stockholder Representative to:

         Frye & Hsieh, LLP
         24955 Pacific Coast Highway
         Suite A201
         Malibu, CA  90265-4747
         Attention: Douglas Frye, Esq.

         If to Warren Trepp, to:

         Mr. Warren Trepp
         585 Lakeshore Boulevard
         Incline Village, NV  89450


         If to Gregory N. Roberts, to:

         Mr. Gregory N. Roberts
         2625 Saint Andrews
         Tustin, CA 92660

         If to Elaine Dinges, to:

         Ms. Elaine Dinges
         53 Delcourt Drive
         Newport Beach, CA 92660

         (b) Notice not given in writing is effective only if acknowledged in writing by a duly authorized Representative of the party to which it was given.

     13. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     14. Amendment. This Agreement may not be amended except by an instrument in Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

     15. Best Efforts. Each party shall from time to time execute, deliver and file any and all other agreements, instruments or documents, and take any and all actions, reasonably requested by any other party to give full force and effect to this Agreement and the transactions contemplated hereby.

     16. Counterparts. This Agreement may be executed in several counterparts, each of which is an original and all of which together constitute one and the same instrument.

         The undersigned hereby execute this Agreement on the date stated in the introductory clause.


                                      GREG MANNING AUCTIONS, INC.


                                      By:___________________________________
                                         Name:
                                         Title:



                                      ______________________________________
                                      WARREN TREPP



                                      ______________________________________
                                      GREGORY N. ROBERTS



                                      ______________________________________
                                      ELAINE DINGES



                                      ______________________________________
                                      DOUGLAS FRYE, as Stockholder
                                      Representative


                                      [ESCROW AGENT]


                                      By:___________________________________
                                         Name:
                                         Title:

                                   SCHEDULE 1



Warren Trepp

Gregory N. Roberts

Elaine Dinges

                                                                     EXHIBIT B-1


                              EMPLOYMENT AGREEMENT


         This Employment Agreement (this "Agreement") is dated ____________, 2000, and is between SPECTRUM NUMISMATICS INTERNATIONAL, LTD., a California corporation ("Spectrum"), GREG MANNING AUCTIONS, INC, a New York corporation ("GMAI"), and GREGORY N. ROBERTS, an individual.

         Concurrently with execution and delivery of this Agreement, Spectrum is being acquired by GMAI by means of a merger of Spectrum Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of GMAI, into Spectrum. Mr. Roberts was a stockholder of Spectrum, and in connection with the acquisition of Spectrum by GMAI he is being issued shares of GMAI common stock in exchange for his shares of Spectrum common stock.

         Mr. Roberts has been employed by Spectrum as its President. Spectrum now wishes to continue to employ Mr. Roberts on the terms and conditions set forth in this Agreement, and Mr. Roberts wishes to be so employed.

         Spectrum and Mr. Roberts therefore agree as follows:

         1. Employment; Term. Spectrum hereby employs Mr. Roberts, and Mr. Roberts hereby accepts employment with Spectrum, in accordance with and subject to the terms and conditions set forth in this Agreement. The term of this Agreement (the "Term") commences on the date of this Agreement and, unless earlier terminated in accordance with Section 6, will terminate on the fifth anniversary of the date of this Agreement. Prior to the end of the Term Spectrum and Mr. Roberts may by written agreement signed by them extend the Term for one or more additional one-year periods.

         2. Duties. (a) During the Term, Mr. Roberts shall serve as President of Spectrum and shall report to the board of directors of Spectrum. Mr. Roberts will have such duties and responsibilities as are customary for Mr. Roberts' position and any other duties or responsibilities he may be reasonably assigned by the board of directors.

              (b) During the period Mr. Roberts is employed by Spectrum, Mr. Roberts shall devote his full business time and best efforts to the business and affairs of Spectrum. Mr. Roberts understands and acknowledges that Mr. Roberts' duties will require business travel from time to time.

         3. Compensation. Spectrum shall pay Mr. Roberts a salary of $300,000 per annum, which will increase to $400,000 per annum on the fourth anniversary of the date of this Agreement if on that date Mr. Roberts remains employed with Spectrum (that salary, the "Base Salary"). Payment of the Base Salary will be in accordance with Spectrum's standard payroll practices and subject to all legally required or customary withholdings.

         4. Stock Options. Concurrently with execution and delivery of this Agreement, GMAI shall, pursuant to a Stock Option Agreement between GMAI and Mr. Roberts in the form of Exhibit A, grant to Mr. Roberts options to purchase 150,000 shares of common stock of GMAI.

         5. Benefits. Upon submission by Mr. Roberts of vouchers in accordance with Spectrum's standard procedures, Spectrum shall reasonably promptly reimburse Mr. Roberts for all reasonable and necessary travel, business entertainment and other business expenses incurred by Mr. Roberts in connection with the performance of his duties under this Agreement.

              (b) Mr. Roberts is entitled to participate in any and all medical insurance, group health, disability insurance and other benefit plans that are made generally available by Spectrum to employees of Spectrum, provided that the medical, group health and disability insurance benefits provided by Spectrum to Mr. Roberts shall be substantially as favorable to Mr. Roberts or more favorable to Mr. Roberts as those generally provided by GMAI to its senior executives. Spectrum shall pay all premiums and deductibles payable in connection with medical insurance provided for Mr. Roberts. Additionally, Mr. Roberts is entitled to receive four weeks paid vacation a year and paid holidays made available pursuant to Spectrum's policy to all employees of Spectrum. Spectrum, in its sole discretion, may at any time amend or terminate any such benefit plans or programs, upon not less than 30 days' prior written notice to Roberts.

              (c) Upon submission of vouchers in accordance with Spectrum's standard procedures, Spectrum shall reasonably promptly directly pay or reimburse Mr. Roberts for his reasonable motor vehicle costs and related expenses, such as insurance, repairs, maintenance, and gas, up to $750.00 per month.

         6. Termination. Mr. Roberts' employment hereunder may be terminated prior to the end of the Term under the following circumstances:

              (a) Mr. Roberts' employment hereunder will terminate upon Mr. Roberts' death.

              (b) Except as otherwise required by law, Spectrum may terminate Mr. Roberts' employment hereunder at any time after Mr. Roberts becomes Totally Disabled. For purposes of this Agreement, Mr. Roberts will be "Totally Disabled" as of the earlier of (1) the date Mr. Roberts becomes entitled to receive disability benefits under Spectrum's long-term disability plan and (2) Mr. Roberts' inability to perform the duties and responsibilities contemplated under this Agreement for a period of more than 120 consecutive days due to physical or mental incapacity or impairment.

              (c) Spectrum may terminate Mr. Roberts' employment hereunder for Cause at any time after providing written notice to Mr. Roberts. For purposes of this Agreement, "Cause" means any of the following:

(1) Mr. Roberts' neglect or failure or refusal to perform his duties under this Agreement (other than as a result of total or partial incapacity due to physical or mental illness);

(2) Any act by or omission of Mr. Roberts that materially injures the reputation, business, or business relationship of Spectrum or any of its affiliates;

(3) Mr. Roberts' conviction (including conviction on a nolo contendere plea) of a felony or any crime involving, in the good faith judgment of Spectrum, fraud, dishonesty or moral turpitude;

(4)      the breach of an obligation set forth in Section 8, 9 or 10 and

(5)      any other material breach of this Agreement.

In the cases of "neglect or failure" to perform his duties under this Agreement, as set forth in 6(c)(1) above, or material breach as set forth in 6(c)(5) above, a termination by Spectrum with Cause shall be effective only if, within 30 days following delivery of a written notice by Spectrum to Mr. Roberts that Spectrum is terminating his employment with Cause, Mr. Roberts has failed to cure the circumstances giving rise to Cause.

              (d) Spectrum may terminate Mr. Roberts' employment hereunder for any reason, upon 30 days' prior written notice.

              (e) Mr. Roberts may terminate his employment hereunder for Good Reason at any time after providing written notice to Spectrum. For the purposes of this Agreement, "Good Reason" means any of the following:

(1)      Spectrum decreases or fails to pay Mr. Roberts' Base Salary provided in
         Section 3 or the benefits described in Section 5 above;

(2) Mr. Roberts no longer holds the office of President or an office of equivalent stature, or his functions and/or duties are materially diminished; or

(3) Mr. Roberts' job site is relocated to a location which is more than thirty (30) miles from the current location, unless the parties mutually agree to relocate more than thirty (30 miles from the current location.

A termination by Mr. Roberts with Good Reason shall be effective only if, within 30 days following delivery of a written notice by Mr. Roberts to Spectrum that Mr. Roberts is terminating his employment with Good Reason, Spectrum has failed to cure the circumstances giving rise to Good Reason.

         7. Compensation Following Termination Prior to the End of the Term. In the event that Mr. Roberts' employment hereunder is terminated prior to the end of the Term, Mr. Roberts will be entitled only to the following compensation and benefits upon such termination:

              (a) In the event that Mr. Roberts' employment hereunder is terminated prior to the expiration of the Term by reason of Mr. Roberts' death or Total Disability, pursuant to Section 6(a) or 6(b), Spectrum shall pay the following amounts to Mr. Roberts (or Mr. Roberts' estate, as the case may be):

(1)      any accrued but unpaid Base Salary (as  determined  pursuant to Section
         3) for services rendered to the date of termination;

(2) any incurred but unreimbursed expenses required to be reimbursed pursuant to Section 5(a) or 5(b);

(3)      any vacation accrued and unused to the date of termination.

In addition, for a period of six (6) months, beginning on the date of termination of Mr. Roberts' employment by reason of death or Total Disability, Spectrum will, at its expense, provide medical and group hIealth insurance benefits to Mr. Roberts (or his family, as the case may be), which benefits shall be substantially as favorable or more favorable to Mr. Roberts (or his family as the case may be) as those provided to him (or his family as the case may be) immediately preceding the termination of his employment.

              (b) In the event that Mr. Roberts' employment hereunder is terminated prior to the expiration of the Term by Spectrum for cause, pursuant to Section 6(c), Spectrum shall pay the following amounts to Mr. Roberts:

(1)      any accrued but unpaid Base Salary (as  determined  pursuant to Section
         3) for services rendered to the date of termination;

(2) any incurred but unreimbursed expenses required to be reimbursed pursuant to Section 5(a) or 5(b);

(3)      any vacation accrued and unused to the date of termination.

              (c) In the event that Mr. Roberts' employment hereunder is terminated by Spectrum without Cause pursuant to Section 6(d), or by Mr. Roberts with Good Reason pursuant to Section 6(e), Spectrum shall pay the following amounts to Mr. Roberts:

(1)      any accrued but unpaid Base Salary (as  determined  pursuant to Section
         3) for services rendered to the date of termination;

(2) any incurred but unreimbursed expenses required to be reimbursed pursuant to Section 5(a) or 5(b);

(3)      any vacation accrued and unused to the date of termination; and

(4) continued payment of the Base Salary in accordance Section 3 until the expiration of the Term in accordance with Spectrum's standard payroll practices.

              (d) The benefits to which Mr. Roberts may be entitled upon termination pursuant to the plans, policies and arrangements referred to in
Section 5(b) will be determined and paid in accordance with the terms of those plans, policies and arrangements.

              (e) Except as may be provided under this Agreement, under the terms of any incentive compensation, employee benefit, or fringe benefit plan applicable to Mr. Roberts at the time of termination of Mr. Roberts' employment prior to the end of the Term, Mr. Roberts will not be entitled to receive any other compensation, or to participate in any other plan, arrangement or benefit, with respect to any future period after his termination or resignation.

         8. Proprietary Information. (a) Mr. Roberts acknowledges that during the course of his employment with Spectrum he will necessarily have access to and make use of proprietary information and confidential records of Spectrum and GMAI. Mr. Roberts shall not during the Term or at any time thereafter directly or indirectly use for his own purpose or for the benefit of any person or entity other than Spectrum or GMAI nor otherwise disclose, any proprietary information to any person or entity, unless that disclosure has been authorized in writing by Spectrum or GMAI or is otherwise required by law.

              (b) Mr. Roberts understands that subject to Section 8(c), the term "proprietary information" includes, but is not limited to, the following:

(1) the name and address of any customer, vendor or affiliate of Spectrum or GMAI or any information concerning the transactions or relations of any such customer, vendor or affiliate with Spectrum or GMAI or any of Spectrum's or GMAI's partners, principals, directors, officers or agents;

(2) any information concerning any product, technology, or procedure employed by Spectrum or GMAI but not generally known to their customers, vendors or competitors, or under development by or being tested by Spectrum or GMAI but not at the time offered generally to customers or vendors;

(3) any information relating to Spectrum's or GMAI's computer software, computer systems, pricing or marketing methods, sales margins, cost of goods, cost of material, capital structure, operating results, borrowing arrangements or business plans;
(4) any information which is generally regarded as confidential or proprietary in any line of business engaged in by Spectrum or GMAI;

(5) any business plans, budgets, advertising or marketing plans of Spectrum of GMAI;

(6) any information contained in any of Spectrum's or GMAI's written or oral policies and procedures or manuals;

(7) any information belonging to customers, vendors or affiliates of Spectrum or GMAI or any other person or entity which Spectrum or GMAI has agreed to hold in confidence;

(8)      any inventions, innovations or improvements covered by this Agreement;

(9)      salary, staffing and employment information of Spectrum or GMAI; and

(10) all materials relating to or embodying any of the foregoing, whether in a handwritten, printed, graphic, video, audio, electronic or other medium.

              (c) Mr. Roberts acknowledges that information that is not novel or copyrighted or patented may nonetheless be proprietary information.

              (d) The term "proprietary information" does not include information known by Mr. Roberts prior to his employment by Spectrum or information generally available to and known by the public or information that is or becomes available to Mr. Roberts on a non-confidential basis from a source other than Spectrum or GMAI or their respective directors, officers, employees, partners, principals or agents (other than as a result of a breach of any obligation of confidentiality).

         9. Surrender of Records. All proprietary information is and will remain the sole property of Spectrum or (GMAI as the case may be) during the Term and thereafter. Following termination of his employment hereunder for any reason Mr. Roberts may not retain any proprietary information, and shall promptly return to Spectrum (or GMAI as the case may be) any proprietary information in his possession.

         10. Intellectual Property. All inventions, innovations or improvements (including policies, procedures, products, improvements, software, ideas and discoveries, whether patent, copyright, trademark, service mark, or otherwise) conceived or made by Mr. Roberts, either alone or jointly with others, in the course of his employment by Spectrum, and any derivatives of any such inventions, innovations, or improvements, belong to Spectrum. Mr. Roberts shall promptly disclose to Spectrum in writing all such inventions, innovations or improvements and perform all actions reasonably requested by Spectrum to establish and confirm ownership by Spectrum, including, but not limited to, cooperating with and assisting Spectrum in obtaining patents, copyrights, trademarks, or service marks for Spectrum in the United States and in foreign countries. Mr. Roberts agrees that any application filed by Mr. Roberts within one year after the termination of his employment hereunder will be presumed to constitute an invention that was made during his employment unless he can provide evidence satisfactory to Spectrum to the contrary.

         11. Confidentiality. Mr. Roberts shall keep confidential the terms of this Agreement. This provision does not prohibit Mr. Roberts from providing this information to his attorneys or accountants for purposes of obtaining legal or tax advice or as otherwise required by law. Spectrum shall not disclose the terms of this Agreement except as necessary in the ordinary course of its business or as required by law.

         12. Enforcement. Mr. Roberts acknowledges that, by virtue of his position, his services and access to and use of confidential records and proprietary information, any violation by him of any of the undertakings contained in Sections 8 through 11 would cause Spectrum and GMAI immediate, substantial and irreparable injury for which it has no adequate remedy at law. Accordingly, Mr. Roberts consents to Spectrum and GMAI seeking entry of an injunction or other equitable relief from a court of competent jurisdiction restraining any violation or threatened violation of any undertaking contained in Sections 8 through 11. Mr. Roberts waives posting by Spectrum and GMAI of any bond otherwise necessary to secure any such injunction or other equitable relief. Rights and remedies provided for in this Section 12 are cumulative and shall be in addition to rights and remedies otherwise available to the parties hereunder or under any other agreement or applicable law.

         13. Notices. (a) Every notice or other communication required or contemplated by this Agreement must be in writing and sent by one of the following methods: (1) personal delivery, in which case delivery is deemed to occur the day of delivery; (2) certified or registered mail, postage prepaid, return receipt requested, in which case delivery is deemed to occur the day it is officially recorded by the U.S. Postal Service as delivered to the intended recipient; or (3) next-day delivery to a U.S. address by recognized overnight delivery service such as Federal Express, in which case delivery is deemed to occur one business day after being sent. In each case, a notice or other communication sent to a party must be directed to the address for that party set forth below, or to another address designated by that party by written notice:

         If to Spectrum or GMAI, to:

         Spectrum Numismatics International, Inc.
         P.O. Box 1853
         Irvine, CA  92623
         Attention: Board of Directors

         Greg Manning Auctions, Inc.
         775 Passaic Avenue
         West Caldwell, NJ  07006
         Attention: Greg Manning

         with a copy to:

         Kramer Levin Naftalis & Frankel LLP
         919 Third Avenue
         New York, New York  10022
         Attention: Scott S. Rosenblum, Esq.


         If to Mr. Roberts, to:

         Mr. Greg Roberts
         [Address]

         with a copy to:

         [Name and address]

         14. Assignability; Binding Effect. This Agreement is a personal contract calling for the provision of unique services by Mr. Roberts, and Mr. Roberts' rights and obligations hereunder may not be sold, transferred, assigned, pledged or hypothecated. In the event of any attempted assignment or transfer of rights hereunder by Mr. Roberts contrary to the provisions of this Agreement (other than as may be required by law), Spectrum will have no further liability for payments under this Agreement. The rights and obligations of Spectrum and GMAI under this Agreement bind and run in favor of the successors and assigns of Spectrum and GMAI.

         15. Complete Understanding. This Agreement constitutes the complete understanding between the parties with respect to the employment of Mr. Roberts by Spectrum and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

         16. Amendments; Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of Spectrum and Mr. Roberts and GMAI. No waiver by any party of any breach under this Agreement will be deemed to extend to any prior or subsequent breach or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. Waiver by either party of any breach by the other party will not operate as a waiver of any other breach, whether similar to or different from the breach waived. No delay on the part of Spectrum or Mr. Roberts in the exercise of any of their respective rights or remedies will operate as a waiver of that right.

         17. Severability. If any provision of this Agreement or its application to any person or circumstances is determined by any court of competent jurisdiction to be unenforceable to any extent, that unenforceable provision will be deemed eliminated to the extent necessary to permit the remaining provisions to be enforced, and the remainder of this Agreement, or the application of the unenforceable provision to other persons or circumstances, will not be affected thereby. If any provision of this Agreement, or any part thereof, is held to be unenforceable because of the scope or duration of or the area covered by that provision, the court making that determination shall reduce the scope, duration of or area covered by that provision or otherwise amend the provision to the minimum extent necessary to make that provision enforceable to the fullest extent permitted by law.

         18. Survivability. The provisions of this Agreement that by their terms call for performance subsequent to termination of Mr. Roberts' employment hereunder, or of this Agreement, will survive such termination.

         19. Governing Law. This Agreement is governed by the laws of the State of California, without giving effect to principles of conflict of laws.

         20. Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement must be brought against any of the parties in the courts of the State of California, County of Orange, or, if it has or can acquire jurisdiction, in the United States District Court for the __________ District of California, and each of the parties consents to the jurisdiction of those courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any such action or proceeding may be served by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section
13. Nothing in this Section 20, however, affects the right of any party to serve legal process in any other manner permitted by law.

         The undersigned hereby execute this Agreement on the date stated in the introductory clause.


                              SPECTRUM NUMISMATICS
                               INTERNATIONAL, LTD.


                              By:______________________________
                                 Name:
                                 Title:


                              GREG MANNING AUCTIONS, INC.


                              By:______________________________
                                 Name:
                                 Title:



                              _________________________________
                              GREGORY N. ROBERTS

                                                                     EXHIBIT B-2


                              EMPLOYMENT AGREEMENT


         This Employment Agreement (this "Agreement") is dated ____________, 2000, and is between SPECTRUM NUMISMATICS INTERNATIONAL, LTD., a California corporation ("Spectrum"), GREG MANNING AUCTIONS, INC, a New York corporation ("GMAI"), and ELAINE DINGES, an individual.

         Concurrently with execution and delivery of this Agreement, Spectrum is being acquired by GMAI by means of a merger of Spectrum Acquisition, Inc., a California corporation and a wholly-owned subsidiary of GMAI, into Spectrum. Ms. Dinges was a stockholder of Spectrum, and in connection with the acquisition of Spectrum by GMAI she is being issued shares of GMAI common stock in exchange for her shares of Spectrum common stock.

         Ms. Dinges has been employed by Spectrum as its Chief Financial Officer and Chief Operating Officer. Spectrum now wishes to continue to employ Ms. Dinges on the terms and conditions set forth in this Agreement, and Ms. Dinges wishes to be so employed.

         Spectrum and Ms. Dinges therefore agree as follows:

         1. Employment; Term. Spectrum hereby employs Ms. Dinges, and Ms. Dinges hereby accepts employment with Spectrum, in accordance with and subject to the terms and conditions set forth in this Agreement. The term of this Agreement (the "Term") commences on the date of this Agreement and, unless earlier terminated in accordance with Section 6, will terminate on the fifth anniversary of the date of this Agreement. Prior to the end of the Term Spectrum and Ms. Dinges may by written agreement signed by them extend the Term for one or more additional one-year periods.

         2. Duties. (a) During the Term, Ms. Dinges shall serve as Chief Financial Officer and Chief Operating Officer of Spectrum and shall report to the President of Spectrum. Ms. Dinges will have such duties and responsibilities as are customary for Ms. Dinges' position and any other duties or responsibilities he may be reasonably assigned by the President of Spectrum.

              (b) During the period Ms. Dinges is employed by Spectrum, Ms. Dinges shall devote her full business time and best efforts to the business and affairs of Spectrum. Ms. Dinges understands and acknowledges that Ms. Dinges' duties will require business travel from time to time.

         3. Compensation. Spectrum shall pay Ms. Dinges a salary of $175,000 per annum (that salary, the "Base Salary"). Payment of the Base Salary will be in accordance with Spectrum's standard payroll practices and subject to all legally required or customary withholdings.

         4. Stock Options. Concurrently with execution and delivery of this Agreement, GMAI shall, pursuant to a Stock Option Agreement between GMAI and Ms. Dinges in the form of Exhibit A, grant to Ms. Dinges options to purchase 100,000 shares of common stock of GMAI.

         5. Benefits. Upon submission by Ms. Dinges of vouchers in accordance with Spectrum's standard procedures, Spectrum shall reasonably promptly reimburse Ms. Dinges for all reasonable and necessary travel, business entertainment and other business expenses incurred by Ms. Dinges in connection with the performance of her duties under this Agreement.

              (b) Ms. Dinges is entitled to participate in any and all medical insurance, group health, disability insurance and other benefit plans that are made generally available by Spectrum to employees of Spectrum, provided that the medical, group health and disability insurance benefits provided by Spectrum to Ms. Dinges shall be substantially as favorable to Ms. Dinges or more favorable to Ms. Dinges as those generally provided by GMAI to its senior executives.. Spectrum shall pay all premiums and deductibles payable in connection with medical insurance provided for Ms. Dinges. Additionally, Ms. Dinges is entitled to receive four weeks paid vacation a year and paid holidays made available pursuant to Spectrum's policy to all employees of Spectrum. Spectrum, in its sole discretion, may at any time amend or terminate any such benefit plans or programs, upon not less than 30 days' prior written notice to Ms. Dinges.

              (c) [Upon submission of vouchers in accordance with Spectrum's standard procedures, Spectrum shall reasonably promptly directly pay or reimburse Ms. Dinges for her reasonable motor vehicle costs and related expenses, such as insurance, repairs, maintenance, and gas, up to $750.00 per month.]

         6. Termination. Ms. Dinges' employment hereunder may be terminated prior to the end of the Term under the following circumstances:

              (a) Ms. Dinges' employment hereunder will terminate upon Ms. Dinges' death.

              (b) Except as otherwise required by law, Spectrum may terminate Ms. Dinges' employment hereunder at any time after Ms. Dinges becomes Totally Disabled. For purposes of this Agreement, Ms. Dinges will be "Totally Disabled" as of the earlier of (1) the date Ms. Dinges becomes entitled to receive disability benefits under Spectrum's long-term disability plan and (2) Ms. Dinges' inability to perform the duties and responsibilities contemplated under this Agreement for a period of more than 120 consecutive days due to physical or mental incapacity or impairment.

              (c) Spectrum may terminate Ms. Dinges' employment hereunder for Cause at any time after providing written notice to Ms. Dinges. For purposes of this Agreement, "Cause" means any of the following:

(1) Ms. Dinges' neglect or failure or refusal to perform her duties under this Agreement (other than as a result of total or partial incapacity due to physical or mental illness);

(2) Any act by or omission of Ms. Dinges that materially injures the reputation, business, or business relationship of Spectrum or any of its affiliates;

(3) Ms. Dinges' conviction (including conviction on a nolo contendere plea) of a felony or any crime involving, in the good faith judgment of Spectrum, fraud, dishonesty or moral turpitude;

(4)      the breach of an obligation set forth in Section 8, 9 or 10 and

(5)      any other material breach of this Agreement.

In the cases of "neglect or failure" to perform her duties under this Agreement, as set forth in 6(c)(1) above, or material breach as set forth in 6(c)(5) above, a termination by Spectrum with Cause shall be effective only if, within 30 days following delivery of a written notice by Spectrum to Ms. Dinges that Spectrum is terminating her employment with Cause, Ms.
Dinges has failed to cure the circumstances giving rise to Cause.

              (d) Spectrum may terminate Ms. Dinges' employment hereunder for any reason, upon 30 days' prior written notice.

              (e) Ms. Dinges may terminate her employment hereunder for Good Reason at any time after providing written notice to Spectrum. For the purposes of this Agreement, "Good Reason" means any of the following:

(1)      Spectrum  decreases or fails to pay Ms. Dinges' Base Salary provided in
         Section 3 or the benefits described in Section 5 above;

(2) Ms. Dinges [no longer holds the office of Chief Financial Officer and Chief Operating Officer or offices of equivalent stature], or Ms. Dinges' functions and/or duties are materially diminished; or

(3) Ms. Dinges' job site is relocated to a location which is more than thirty (30) miles from the current location, unless the parties mutually agree to relocate more than thirty (30 miles from the current location.

A termination by Ms. Dinges with Good Reason shall be effective only if, within 30 days following delivery of a written notice by Ms. Dinges to Spectrum that Ms. Dinges is terminating her employment with Good Reason, Spectrum has failed to cure the circumstances giving rise to Good Reason.

         7. Compensation Following Termination Prior to the End of the Term. In the event that Ms. Dinges' employment hereunder is terminated prior to the end of the Term, Ms. Dinges will be entitled only to the following compensation and benefits upon such termination:

              (a) In the event that Ms. Dinges' employment hereunder is terminated prior to the expiration of the Term by reason of Ms. Dinges' death or Total Disability, pursuant to Section 6(a) or 6(b), Spectrum shall pay the following amounts to Ms. Dinges (or Ms. Dinges' estate, as the case may be):

(1)      any accrued but unpaid Base Salary (as  determined  pursuant to Section
         3) for services rendered to the date of termination;

(2) any incurred but unreimbursed expenses required to be reimbursed pursuant to Section 5(a) or 5(b);

(3)      any vacation accrued and unused to the date of termination.

In addition, for a period of six (6) months, beginning on the date of termination of Ms. Dinges' employment by reason of death or Total Disability, Spectrum will, at its expense, provide medical and group health insurance benefits to Ms. Dinges (or her family, as the case may be), which benefits shall be substantially as favorable or more favorable to Ms. Dinges (or her family as the case may be) as those provided to her (or her family as the case may be) immediately preceding the termination of her employment.

              (b) In the event that Ms. Dinges' employment hereunder is terminated prior to the expiration of the Term by Spectrum for cause, pursuant to Section 6(c), Spectrum shall pay the following amounts to Ms. Dinges:

(1)      any accrued but unpaid Base Salary (as  determined  pursuant to Section
         3) for services rendered to the date of termination;

(2) any incurred but unreimbursed expenses required to be reimbursed pursuant to Section 5(a) or 5(b);

(3)      any vacation accrued and unused to the date of termination.

              (c) In the event that Ms. Dinges' employment hereunder is terminated by Spectrum without Cause pursuant to Section 6(d), or by Ms. Dinges with Good Reason pursuant to Section 6(e), Spectrum shall pay the following amounts to Ms. Dinges:

(1)      any accrued but unpaid Base Salary (as  determined  pursuant to Section
         3) for services rendered to the date of termination;

(2) any incurred but unreimbursed expenses required to be reimbursed pursuant to Section 5(a) or 5(b);

(3)      any vacation accrued and unused to the date of termination; and

(4) continued payment of the Base Salary in accordance with Section 3 until the expiration of the Term in accordance with Spectrum's standard payroll practices.

              (d) The benefits to which Ms. Dinges may be entitled upon termination pursuant to the plans, policies and arrangements referred to in
Section 5(b) will be determined and paid in accordance with the terms of those plans, policies and arrangements.

              (e) Except as may be provided under this Agreement, under the terms of any incentive compensation, employee benefit, or fringe benefit plan applicable to Ms. Dinges at the time of termination of Ms. Dinges' employment prior to the end of the Term, Ms. Dinges will not be entitled to receive any other compensation, or to participate in any other plan, arrangement or benefit, with respect to any future period after her termination or resignation.

         8. Proprietary Information. (a) Ms. Dinges acknowledges that during the course of her employment with Spectrum she will necessarily have access to and make use of proprietary information and confidential records of Spectrum and GMAI. Ms. Dinges shall not during the Term or at any time thereafter directly or indirectly use for her own purpose or for the benefit of any person or entity other than Spectrum or GMAI nor otherwise disclose, any proprietary information to any person or entity, unless that disclosure has been authorized in writing by Spectrum or GMAI or is otherwise required by law.

              (b) Ms. Dinges understands that subject to Section 8(c), the term "proprietary information" includes, but is not limited to, the following:

(1) the name and address of any customer, vendor or affiliate of Spectrum or GMAI or any information concerning the transactions or relations of any such customer, vendor or affiliate with Spectrum or GMAI or any of Spectrum's or GMAI's partners, principals, directors, officers or agents;

(2) any information concerning any product, technology, or procedure employed by Spectrum or GMAI but not generally known to their customers, vendors or competitors, or under development by or being tested by Spectrum or GMAI but not at the time offered generally to customers or vendors;

(3) any information relating to Spectrum's or GMAI's computer software, computer systems, pricing or marketing methods, sales margins, cost of goods, cost of material, capital structure, operating results, borrowing arrangements or business plans;

(4)      any  information  which  is  generally   regarded  as  confidential  or
         proprietary in any line of business engaged in by Spectrum or GMAI;

(5) any business plans, budgets, advertising or marketing plans of Spectrum of GMAI;

(6) any information contained in any of Spectrum's or GMAI's written or oral policies and procedures or manuals;

(7) any information belonging to customers, vendors or affiliates of Spectrum or GMAI or any other person or entity which Spectrum or GMAI has agreed to hold in confidence;
(8)      any inventions, innovations or improvements covered by this Agreement;

(9)      salary, staffing and employment information of Spectrum or GMAI; and

(10) all materials relating to or embodying any of the foregoing, whether in a handwritten, printed, graphic, video, audio, electronic or other medium.

              (c) Ms. Dinges acknowledges that information that is not novel or copyrighted or patented may nonetheless be proprietary information.

              (d) The term "proprietary information" does not include information known by Ms. Dinges prior to her employment by Spectrum or information generally available to and known by the public or information that is or becomes available to Ms. Dinges on a non-confidential basis from a source other than Spectrum or GMAI or their respective directors, officers, employees, partners, principals or agents (other than as a result of a breach of any obligation of confidentiality).

         9. Surrender of Records. All proprietary information is and will remain the sole property of Spectrum or (GMAI as the case may be) during the Term and thereafter. Following termination of her employment hereunder for any reason Ms. Dinges may not retain any proprietary information, and shall promptly return to Spectrum (or GMAI as the case may be) any proprietary information in her possession.

         10. Intellectual Property. All inventions, innovations or improvements (including policies, procedures, products, improvements, software, ideas and discoveries, whether patent, copyright, trademark, service mark, or otherwise) conceived or made by Ms. Dinges, either alone or jointly with others, in the course of her employment by Spectrum, and any derivatives of any such inventions, innovations, or improvements, belong to Spectrum. Ms. Dinges shall promptly disclose to Spectrum in writing all such inventions, innovations or improvements and perform all actions reasonably requested by Spectrum to establish and confirm ownership by Spectrum, including, but not limited to, cooperating with and assisting Spectrum in obtaining patents, copyrights, trademarks, or service marks for Spectrum in the United States and in foreign countries. Ms. Dinges agrees that any application filed by Ms. Dinges within one year after the termination of her employment hereunder will be presumed to constitute an invention that was made during her employment unless she can provide evidence satisfactory to Spectrum to the contrary.

         11. Confidentiality. Ms. Dinges shall keep confidential the terms of this Agreement. This provision does not prohibit Ms. Dinges from providing this information to her attorneys or accountants for purposes of obtaining legal or tax advice or as otherwise required by law. Spectrum shall not disclose the terms of this Agreement except as necessary in the ordinary course of its business or as required by law.

         12. Enforcement. Ms. Dinges acknowledges that, by virtue of her position, her services and access to and use of confidential records and proprietary information, any violation by her of any of the undertakings contained in Sections 8 through 11 would cause Spectrum and GMAI immediate, substantial and irreparable injury for which they have no adequate remedy at law. Accordingly, Ms. Dinges consents to Spectrum and GMAI seeking entry of an injunction or other equitable relief from a court of competent jurisdiction restraining any violation or threatened violation of any undertaking contained in Sections 8 through 11. Ms. Dinges waives posting by Spectrum and GMAI of any bond otherwise necessary to secure any such injunction or other equitable relief. Rights and remedies provided for in this Section 12 are cumulative and shall be in addition to rights and remedies otherwise available to the parties hereunder or under any other agreement or applicable law.

         13. Notices. (a) Every notice or other communication required or contemplated by this Agreement must be in writing and sent by one of the following methods: (1) personal delivery, in which case delivery is deemed to occur the day of delivery; (2) certified or registered mail, postage prepaid, return receipt requested, in which case delivery is deemed to occur the day it is officially recorded by the U.S. Postal Service as delivered to the intended recipient; or
(3) next-day delivery to a U.S. address by recognized overnight delivery service such as Federal Express, in which case delivery is deemed to occur one business day after being sent. In each case, a notice or other communication sent to a party must be directed to the address for that party set forth below, or to another address designated by that party by written notice:

         If to Spectrum or GMAI, to:

         Spectrum Numismatics International, Inc.
         P.O. Box 1853
         Irvine, CA  92623
         Attention: Board of Directors

         Greg Manning Auctions, Inc.
         775 Passaic Avenue
         West Caldwell, NJ  07006
         Attention: Greg Manning

         with a copy to:

         Kramer Levin Naftalis & Frankel LLP
         919 Third Avenue
         New York, New York  10022
         Attention: Scott S. Rosenblum, Esq.


         If to Ms. Dinges, to:

         Ms. Elaine Dinges
         [Address]

         with a copy to:

         [Name and address]

         14. Assignability; Binding Effect. This Agreement is a personal contract calling for the provision of unique services by Ms. Dinges, and Ms. Dinges' rights and obligations hereunder may not be sold, transferred, assigned, pledged or hypothecated. In the event of any attempted assignment or transfer of rights hereunder by Ms. Dinges contrary to the provisions of this Agreement (other than as may be required by law), Spectrum will have no further liability for payments under this Agreement. The rights and obligations of Spectrum and GMAI under this Agreement bind and run in favor of the successors and assigns of Spectrum and GMAI.

         15. Complete Understanding. This Agreement constitutes the complete understanding between the parties with respect to the employment of Ms. Dinges by Spectrum and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

         16. Amendments; Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of Spectrum and Ms. Dinges and GMAI. No waiver by any party of any breach under this Agreement will be deemed to extend to any prior or subsequent breach or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. Waiver by either party of any breach by the other party will not operate as a waiver of any other breach, whether similar to or different from the breach waived. No delay on the part of Spectrum or Ms. Dinges in the exercise of any of their respective rights or remedies will operate as a waiver of that right.

         17. Severability. If any provision of this Agreement or its application to any person or circumstances is determined by any court of competent jurisdiction to be unenforceable to any extent, that unenforceable provision will be deemed eliminated to the extent necessary to permit the remaining provisions to be enforced, and the remainder of this Agreement, or the application of the unenforceable provision to other persons or circumstances, will not be affected thereby. If any provision of this Agreement, or any part thereof, is held to be unenforceable because of the scope or duration of or the area covered by that provision, the court making that determination shall reduce the scope, duration of or area covered by that provision or otherwise amend the provision to the minimum extent necessary to make that provision enforceable to the fullest extent permitted by law.

         18. Survivability. The provisions of this Agreement that by their terms call for performance subsequent to termination of Ms. Dinges' employment hereunder, or of this Agreement, will survive such termination.

         19. Governing Law. This Agreement is governed by the laws of the State of California, without giving effect to principles of conflict of laws.

         20. Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement must be brought against any of the parties in the courts of the State of California, County of Orange, or, if it has or can acquire jurisdiction, in the United States District Court for the __________ District of California, and each of the parties consents to the jurisdiction of those courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any such action or proceeding may be served by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section
13. Nothing in this Section 20, however, affects the right of any party to serve legal process in any other manner permitted by law.

         The undersigned hereby execute this Agreement on the date stated in the introductory clause.


                                            SPECTRUM NUMISMATICS
                                                INTERNATIONAL, LTD.


                                            By:_____________________________
                                               Name:
                                               Title:


                                            GREG MANNING AUCTIONS, INC.


                                            By:____________________________
                                               Name:
                                               Title:



                                            _______________________________
                                            ELAINE DINGES

                                                                       EXHIBIT C

                        AGREEMENT REGARDING SALE OF STOCK

         This Agreement Regarding Sale of Stock (this "Agreement") is dated ______________, and is between GREG MANNING AUCTIONS, INC., a New York corporation, and WARREN TREPP, as trustee of the Rabard Trust dated August 25, 1989 (the "Trust"), GREGORY N. ROBERTS and SHARON ROBERTS (collectively, "Roberts"), and ELAINE DINGES, each an individual (each of the Trust, Roberts and Ms. Dinges, a "Stockholder" and collectively the "Stockholders").

         GMAI,  the  Stockholders,   Spectrum  Acquisition,   Inc.,  a  Delaware
corporation and a wholly-owned subsidiary of GMAI ("Sub"), and Spectrum Numismatics International, Inc., a California corporation ("Spectrum"), are parties to a Merger Agreement pursuant to which GMAI is acquiring all the issued and outstanding capital stock of Spectrum by means of a merger of Sub into Spectrum (that agreement, the "Merger Agreement").

         Pursuant to the Merger Agreement, the Stockholders are being issued shares of common stock, par value $0.01 per share, of GMAI (those shares, the "Merger Shares"). GMAI and the Stockholders wish to specify the rights and obligations of the Stockholders in connection with sales of the Merger Shares.

         The parties therefore agree as follows:

         1. Definitions. As used in this Agreement, the following terms have the following meanings:

         "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as in effect from time to time.

         "Reporting Event" means the date on which GMAI publicly releases consolidated financial results that include at least 30 days of combined operations of GMAI and Spectrum, which release may consist of a quarterly earnings report, any filing with the SEC or any public announcement through regular means.

         "Securities Act" means the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder as in effect from time to time.

         "Sell" or "Sale" means, with respect to the Merger Shares, any offer, issue, sale, contract to sell, grant of any option for the sale of, or other transfer or disposition of, directly or indirectly, any of the Merger Shares.

         "Underwritten Offering" means an offering that is registered under the Securities Act in which securities of GMAI are sold to an underwriter for reoffering to the public.

         2. Restrictions on Sale. Without the prior written consent of GMAI, which consent GMAI may withhold in its sole discretion, no Stockholder may do the following:

(1)      sell any Merger Shares at any time prior to the Reporting Event;

(2) sell any Merger Shares during the period commencing 15 days prior to and expiring 180 days after the effective date of any Underwritten Offering, other than pursuant to such Underwritten Offering; and

(3) at any time prior to the one-year anniversary of the date of this Agreement, Sell in the aggregate in excess of the following:

         (A) in the case of Warren Trepp, 253,891 Merger Shares;

         (B) in the case of Gregory N. Roberts, 191,593 Merger Shares; and

         (C) in the case of Elaine Dinges, 45,743 Merger Shares.

(4) following the one-year anniversary of the date of this Agreement, Sell in the aggregate in any three-month period in excess of the following:

         (A) in the case of Warren Trepp, 81,608 Merger Shares;

         (B) in the case of Gregory N. Roberts, 61,584 Merger Shares; and

         (C) in the case of Elaine Dinges, 14,704 Merger Shares.

         3. Additional Obligations. Nothing herein affects any other obligations of or restrictions applicable to the Stockholders with respect to any Sales of the Merger Shares, including without limitation those set forth in the Exchange Act and the Securities Act and those set forth in any policy adopted from time to time by GMAI regarding trading by directors, officers, 10% stockholders or employees of GMAI.

         4. Adjustments. The number of Merger Shares set forth in Section 2 will be appropriately adjusted to reflect fully the effect of any stock split, reverse split, stock dividend, reorganization, recapitalization, split up, combination or exchange of shares, or other like event with respect to shares of common stock of GMAI.

         5. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of each party hereto.

         6. Notices. Every notice or other communication required or contemplated by this Agreement must be in writing and sent by one of the following methods: (1) personal delivery, in which case delivery is deemed to occur the day of delivery; (2) certified or registered mail, postage prepaid, return receipt requested, in which case delivery is deemed to occur the day it is officially recorded by the U.S. Postal Service as delivered to the intended recipient; or (3) next-day delivery to a U.S. address by recognized overnight delivery service such as Federal Express, in which case delivery is deemed to occur one business day after being sent. In each case, a notice or other communication sent to a party must be directed to the address for that party set forth below, or to another address designated by that party by written notice:

         If to a Stockholder, at the most current address for that Stockholder as it appears on the books of GMAI; and

         If to GMAI, to:

         Greg Manning Auctions, Inc.
         775 Passaic Avenue
         West Caldwell, NJ  07006
         Attention:   Mr. Greg Manning
                      Chairman, President and CEO


         with a copy to:

         Kramer Levin Naftalis & Frankel LLP
         919 Third Avenue
         New York, New York  10022
         Attention:   Scott S. Rosenblum, Esq.


         7. Successors and Assigns. This Agreement inures to the benefit of and is binding upon the successors, transferees and assigns of the parties hereto.

         8. Governing Law. This Agreement is governed by the laws of the State of New York, without giving effect to principles of conflict of laws.

         9. Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement must be brought against any of the parties in the courts of the State of New York, County of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties consents to the jurisdiction of those courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any such action or proceeding may be served by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section
6. Nothing in this Section 9, however, affects the right of any party to serve legal process in any other manner permitted by law.

         10. Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

         The undersigned hereby execute this Agreement on the date stated in the introductory clause.


                                 GREG MANNING AUCTIONS, INC.


                                 By:__________________________________
                                    Name:
                                    Title:



                                 _____________________________________
                                 WARREN TREPP



                                 _____________________________________
                                 GREGORY N. ROBERTS



                          _      _____________________________________
                                 SHARON. ROBERTS



                                 _____________________________________
                                 ELAINE DINGES

                                                                       EXHIBIT D

                               AFFILIATE AGREEMENT


                                                  ______________, 2000


Greg Manning Auctions, Inc.
775 Passaic Avenue
West Caldwell, NJ  07006
Attention:  Mr. Greg  Manning

                  Re:  Pooling Restrictions
                       --------------------

Gentlemen and Ladies:

         Greg Manning Auctions, Inc., a New York corporation ("GMAI"), Spectrum Acquisitions, Inc., a Delaware corporation and a wholly-owned subsidiary of GMAI ("Merger Sub"), Spectrum Numismatics International, Inc., a California corporation ("Spectrum") and the stockholders of Spectrum have entered into a Merger Agreement dated December 8, 1999 (the "Merger Agreement"; capitalized terms not otherwise defined in this Agreement are as defined in the Merger Agreement), pursuant to which Merger Sub will be merged (the "Merger") with and into Spectrum and each outstanding share of Spectrum Common Stock will be converted into the right to receive GMAI Common Stock.

         The undersigned has been advised that the undersigned may be deemed to be an "affiliate" of GMAI, as such term is used in Accounting Series Releases 130 and 135, as amended, although nothing contained in this Agreement shall be construed as an admission that the undersigned is an affiliate of GMAI.

         The undersigned has not at any time from and after 30 days prior to the Effective Time of the Merger or in contemplation of the Merger engaged, and will not, after the Effective Time and until such time as financial results covering at least 30 days of combined operations of Spectrum and GMAI have been published by the GMAI, sell, exchange, transfer, pledge, distribute or otherwise dispose of (directly or indirectly), or grant any option, establish any "short" or put-equivalent position or enter into any similar transaction (through derivatives or otherwise) with respect to, any securities of GMAI; provided, however, that subject to GMAI's prior written consent upon consultation with GMAI's independent accountants, the undersigned may enter into any such transaction (a "Permitted Transaction") if the manner of the transaction and the number of the undersigned's GMAI Common Shares involved in the transaction do not violate any Pooling Rules or any applicable law, rule or regulation.

         The undersigned understands that the certificates representing the GMAI Common Shares owned by the undersigned will be placed on the "stop-transfer list" maintained by GMAI's transfer agent and will remain so listed until the publication of such financial results;

provided, however, that certificates representing GMAI Common Shares subject to a Permitted Transaction may be removed from such "stop-transfer list" upon written permission from GMAI.

         This Agreement may be executed in counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same Agreement. This Agreement is governed by the law of the State of New York, without reference to conflict of laws principles. This Agreement may not be amended or modified, and no provision of this Agreement may be waived, except in a writing signed by each party to this Agreement. This Agreement is binding upon and inures to the benefit of the parties' respective successors, assigns, heirs and personal representatives.


                                            Very truly yours,


                                            __________________________________
                                            Name:
                                            Title:


Acknowledged and agreed to as of the date of this Agreement.

GREG MANNING AUCTIONS, INC.


By: ___________________________________
    Name:
    Title: